UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )

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Elevance Health, Inc.
(Name of Registrant as Specified In Its Charter)
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2025 Notice of Annual Meeting of Shareholders and Proxy Statement May 14, 2025 8:00 a.m. Eastern Time

About Elevance Health
Elevance Health is a lifetime, trusted health partner whose purpose is to improve the health of humanity. We support consumers, families and communities across the entire healthcare journey – connecting them to the care, support, and resources they need to lead better lives. Our companies serve approximately 112 million consumers through a diverse portfolio of industry-leading medical, digital, pharmacy, behavioral, clinical, home health and complex care solutions. For more information, please visit www.elevancehealth.com.

■	BC or BCBS Licensed Plans (3)

■	BC or BCBS Licensed Plans + Medicaid (10)

■	Medicaid (14)

●	Medicare (25)

Approximately 46 million total medical members in affiliated health plans	More than
	112 million total consumers served		*As of January 1, 2025

14 states Blue Cross or Blue Cross and Blue Shield markets	24 Medicaid Markets Includes District of Columbia and Puerto Rico	25 Medicare Markets Includes Puerto Rico

Improving health through our Blue Cross and Blue Shield licensed Commercial, Medicare and Medicaid health plans and network.	Helping people live well through our Commercial, Medicare and Medicaid health plans under the Wellpoint brand.	Offering a range of capabilities that connect and support the entire healthcare system.

Joint Message From Our Independent Chair and CEO

Dear Fellow Shareholders,
We look forward to welcoming you to Elevance Health’s 2025 Annual Meeting on May 14, 2025, at 8 a.m. E.T. to review our 2024 performance and learn more about our growth plans for 2025. We value your voice and encourage you to vote promptly.
Whole Health Strategy.
As you know, our whole healthcare ecosystem is grappling with significant challenges, including rising costs, administrative complexity and disparities in access to care. In collaboration with our partners across the industry, we’re addressing these challenges with great urgency--focusing on streamlining processes, reducing costs and improving the overall experience for our members. Driven by our purpose to improve the health of humanity, we remain focused on delivering whole health for our members by addressing their physical, behavioral and social needs.

“We play a vital role in keeping healthcare affordable by ensuring our members have access to high-quality care at reasonable costs and designing benefit structures that encourage preventative care and early intervention.”

We play a vital role in keeping healthcare affordable by ensuring our members have access to high-quality care at reasonable costs and designing benefit structures that encourage preventative care and early intervention. Throughout 2024, we continued to expand and accelerate our healthcare services, including a focus on care in the home and comprehensive primary care delivery. In addition, we have invested significant resources in partnering with hospitals and physicians to provide real-time insights and tools that ease administrative burdens and allow care providers to devote more time to caring for patients. We will continue to focus our efforts to improve the health outcomes of our members at an affordable price and deliver on our commitment to whole health.
2024 Financial Performance.
We navigated a dynamic operating environment and unprecedented change and challenges in the broader healthcare space. Our 2024 operating revenue was $175.2 billion, a 3% increase over 2023, and our 2024 operating gain was $7.9 billion. In addition, we returned $4.4 billion to shareholders through a combination of share repurchases and dividends. We ended the year with approximately 46 million medical members. We are well positioned to drive future growth for our shareholders through our multiple, complementary lines of business in a healthcare environment that continues to evolve at a rapid pace.
Culture and Purpose.
Our Board and management team recognize the importance of culture in achieving long-term success. As part of its strategic oversight, the Board ensures that the Company’s purpose, as well as its mission and values, are embedded in the Company’s strategy and business plans. We are pleased that the Company’s 2024 Culture & Leadership Survey found that 92% of responding associates understand the importance of taking a whole health approach to best serve our communities. In addition, we are proud that the Company received the “Great Place to Work” certification for the fifth consecutive year and was included on Fortune’s 2024 “100 Best Companies to Work For” list, achieving a top three ranking in the large company category for Best Workplaces in Healthcare.

2025 Proxy Statement	1

Message from Our Independent Chair and CEO
We embrace our responsibility to connect individuals to the care, support and resources they need when they need them, and we prioritize population health so that everyone has a chance to live their healthiest life. We are proud to lead the industry in National Committee for Quality Assurance (“NCQA”) Health Equity Plus accreditations, which recognize our values and ongoing efforts to develop solutions to ensure access to high-quality, equitable healthcare. At the end of 2024, 21 of the 29 Medicaid plans receiving this esteemed accreditation were Elevance Health plans. In addition, we were named to the 2024 Dow Jones Best in Class North America and World Indices for a seventh consecutive year, ranking first in North America for the Healthcare Providers and Services sector, and USA TODAY’s America’s Climate Leaders 2024 list. We are the top-rated company in our sector for governance, social and environmental practices by third-party rating agencies ISS, MSCI and Sustainalytics.
Board Skills, Experience & Refreshment.
Our Board is a highly qualified group who bring thought leadership, different perspectives, and strong accountability to their roles in overseeing the talented executive team at Elevance Health. The Board is diverse in terms of background, expertise, age and tenure, and more than 70% of the directors are diverse based on gender, race and/or ethnicity. We believe that having leaders and decision makers who represent the breadth of our communities is important for the Company’s success in meeting the needs of our members, customers and other stakeholders.
Refreshing the Board with new perspectives and ideas is critical to ensuring that it remains strategic and forward-looking. Each year, we conduct a rigorous evaluation process, including board and individual director evaluations facilitated by an external party. Over the past couple of years, two new directors have joined the Board. At the upcoming Annual Meeting, Ramey Peru will become our Independent Chair of the Board. The entire Board would like to thank Liz Tallett for her significant contributions to the Company’s success and her exemplary service to the Board in many roles, including serving as Independent Chair of the Board since 2018, and wish her well upon her retirement.
In closing, we remain resolute in our goal to simplify the healthcare experience. We are continuing to deepen the impact of Carelon and expand our deployment of innovative care models, positioning us to achieve sustainable growth over the long run. Working in concert with our many vital partners across the healthcare ecosystem, we also continue to promote solutions that enhance health outcomes and empower healthier communities. With this unified voice, we can more effectively advocate for holistic solutions that address the physical, behavioral and social drivers of health at an affordable cost. Our purpose, passion and commitment to being a lifetime, trusted health partner for those we are privileged to serve will drive our success today and over the long term. On behalf of the Board and management team, we thank you for your support and investment.

Sincerely,

Gail K. Boudreaux President and Chief Executive Officer	Elizabeth E. Tallett Independent Chair of the Board

2

Notice of Annual Meeting of Shareholders

When Wednesday, May 14, 2025 8:00 a.m. Eastern Time	Where Online at: https://meetnow.global/M7G4Q92	Record Date March 17, 2025

Voting Items

Proposals		Board Vote Recommendation	For Further Details

1	Election of Three Directors	“FOR” each director nominee	Page 12

2	Advisory Vote to Approve the Compensation of Our Named Executive Officers (“Say-on-Pay”)	“FOR”	Page 40

3	Ratification of Ernst & Young LLP as Auditors for 2025	“FOR”	Page 70

4	Shareholder Proposal Requesting Report on the Effectiveness of Diversity, Equity and Inclusion Efforts	“AGAINST”	Page 73

Shareholders will also act on other business properly presented at the Annual Meeting.
The Annual Meeting will be held in a virtual format only, via live audio webcast. If you held shares of Elevance Health common stock as of March 17, 2025 (the "Record Date"), you may vote, submit questions and view the list of our shareholders of record during the Annual Meeting. Please see additional information on the Annual Meeting beginning on page 78.
Your vote is important. Even if you plan to participate in the Annual Meeting, we encourage you to vote your shares prior to the meeting by one of the methods shown below.
By Order of the Board of Directors,
Kathleen S. Kiefer
Chief Governance Officer & Corporate Secretary

You can vote in any of the following ways:

Smartphone Scan the QR code located on your proxy card, E-Proxy Notice or voting instruction form	Online Visit the website listed on your proxy card, E-Proxy Notice or voting instruction form	Telephone Call the telephone number on your proxy card or voting instruction form	Mail Sign, date and return your proxy card or voting instruction form in the envelope provided	Online During the Annual Meeting Log in to the live webcast with your control number

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 14, 2025.
The Notice of Annual Meeting of Shareholders, Proxy Statement and 2024 Annual Report on Form 10-K are available at: www.envisionreports.com/elv. We are making this Proxy Statement available to shareholders on or around March 28, 2025.

2025 Proxy Statement	3

4

Proxy Summary
This summary highlights selected information in this Proxy Statement. Please review the entire Proxy Statement before voting. We also encourage you to read our Annual Report on Form 10-K for the year ended December 31, 2024 (our “Form 10-K”) before voting. For the reasons set forth below and as further detailed throughout this Proxy Statement, the Board of Directors recommends that you vote as follows for each of the proposals:

FOR each nominee ä Page 12	Proposal 1 Election of Directors
Three directors have been nominated for election to hold office for a term to expire at the 2028 Annual Meeting:
	•Susan D. DeVore	•Bahija Jallal	•Ryan M. Schneider

FOR ä Page 40	Proposal 2 Advisory Vote to Approve the Compensation of Our Named Executive Officers

Our executive compensation program (the “Total Rewards” program) is designed to attract, engage, motivate and retain a talented team of executive officers and to appropriately reward those executive officers for their contributions to our business, our consumers and our shareholders. This proposal gives our shareholders the opportunity to express their views on the compensation of our Named Executive Officers (“Say-on-Pay”).

FOR ä Page 70	Proposal 3 Ratification of the Appointment of Independent Registered Public Accounting Firm
The Audit Committee has selected Ernst & Young LLP to continue serving as our independent registered public accounting firm for the year ending December 31, 2025.

AGAINST the Shareholder Proposal ä Page 73	Proposal 4 One Proposal was Submitted by Shareholders
Shareholder proposal requesting report on the effectiveness of Diversity, Equity and Inclusion efforts.

Forward-Looking Statements
This Proxy Statement contains certain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements reflect our views about future events and financial performance and are generally not historical facts. Words such as “expect,” “feel,” “believe,” “will,” “may,” “should,” “anticipate,” “intend,” “estimate,” “project,” “forecast,” “plan” and similar expressions are intended to identify forward-looking statements. Such statements are subject to certain risks and uncertainties that could cause actual results to differ materially from those expressed in or implied or projected by the forward-looking statements. These statements include, but are not limited to: financial projections and estimates and their underlying assumptions; statements regarding plans, objectives and expectations with respect to future operations, products and services; and statements regarding future performance. Such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond our control, that could cause actual results to differ materially from those expressed in, or implied or projected by, the forward-looking statements. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date they are made. Factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks discussed in our Form 10-K, including the sections captioned "Forward-Looking Statements" and "Risk Factors", and our other Securities and Exchange Commission (“SEC”) filings. Except to the extent required by federal securities laws, we do not undertake to update or revise these forward-looking statements to reflect events or circumstances after the date hereof.

2025 Proxy Statement	5

Proxy Summary
Our Purpose, Strategy and Values

Purpose Improving the Health of Humanity

Strategy Framework

Investing in our talent	Transforming our business model	Executing on growth opportunities	Enabling care providers

Advance, mobilize, and retain key talent that is fit for purpose with our evolving business needs	Rebuild processes end-to-end and deploy digital and AI to fundamentally transform our business and simplify how we serve consumers and care providers	Expand beyond our Blue markets and integrate new businesses into our health plans and Carelon to improve quality and lower cost for customers	Be an active partner, going beyond the contract to create a real impact on health - together

Culture Connected to Strategy

Values

6

Proxy Summary
2024 Performance Highlights
Elevance Health navigated a challenging and dynamic operating environment in 2024, taking strategic actions to deliver operational efficiencies and appropriately manage cost of care issues facing the industry. We invested to position Elevance Health for strong growth over the long term, including diligently executing on our growth strategy across our health benefits business, making significant progress in scaling for growth in Carelon, our health services division, and expanding our CarelonRx pharmacy customer base while diversifying its value proposition. In 2024, we completed the acquisitions of a home healthcare company and an ambulatory and home infusion services company, and also partnered to create a national care delivery platform focused on expanding access to comprehensive primary care, all of which continued to expand our healthcare services and capabilities.

Members	45.7 Million
Cash Dividends Paid	$6.52 per share (up 10.1% from 2023)
Income before Income Taxes	$7.9 Billion
Operating Gain*	$7.9 Billion
Returned to Shareholders	$4.4 Billion through share repurchases and dividends

* Please refer to the GAAP reconciliation table in Annex A for the reconciliation of these measures to GAAP.

2025 Proxy Statement	7

Proxy Summary
Corporate Impact Highlights
We are committed to the health and well-being of the world around us and are proud of the impact we make in pursuing our purpose of improving the health of humanity. Our Governance Committee monitors our corporate social responsibility and environmental sustainability initiatives and performance. Areas of focus include our consumers, our communities, our associates and our environment, as briefly described below and under Corporate Impact in this Proxy Statement.
More information about our sustainability practices is in our Impact Report, which is prepared in accordance with the Sustainability Accounting Standards Board (“SASB”) and Task Force for Climate-Related Financial Disclosures (“TCFD”) frameworks. This report is available at https://ir.elevancehealth.com/annual-reports/default.aspx.

Our Consumers	Our Communities	Our Associates	Our Environment

66% of our healthcare spend in 2024 was in value-based care arrangements, over half of which was attributable to down-side risk arrangements
We are proud to lead the industry in NCQA Health Equity Accreditation Plus accreditations for our Medicaid plans
Sydney Health, our digital engagement platform, has over 18 million registered users

Our Foundation surpassed its three-year, $90 million commitment with over $97 million awarded to over 12,000 nonprofits
Over 280,000 volunteer hours (24% increase over 2023) and $7.9 million donated through our Associate Engagement Programs in 2024
Whole Health Index, our proprietary dynamic modeling tool, emphasizes population health by targeting and tracking improvements in community health

Our 2024 Culture & Leadership Survey showed that 92% of associates surveyed understand the importance of our whole health approach to serve our communities
For the fifth year in a row, we earned the Great Place to Work certification in 2024
We are a fair pay workplace. Among our U.S. associates, pay for both women and for people of color is within 1% of men and white associates, respectively

Received approval for our near-term science-based greenhouse gas ("GHG") emissions target through the Science-Based Targets Initiative, aligned with a 1.5°C trajectory
Over 75% of our suppliers by spend have established their own science-based GHG reduction targets
Recognized on USA TODAY's annual America's Climate Leaders list for 2024

Corporate Impact Recognition
We are proud to have been recognized for the positive impact we have on our consumers, communities, associates and the environment. We have included some examples below, and you can find additional information on the inside back cover of this Proxy Statement.

8

Proxy Summary
Board Composition
Our Board prioritizes and values members that embody a wide range of attributes, including skill, experience, gender, race/ethnicity, age, tenure and geographic location.

Board Tenure Composition	Board Age Composition	Board Gender/Racial/Ethnic Composition

10 of 11 Directors are Independent, including two added in the past four years	Female Leadership in Key Roles •Independent Board Chair •President and CEO •Governance Committee Chair	Racially/Ethnically Diverse Leadership •Compensation & Talent Committee Chair •Governance Committee Chair	8 of 11 Directors are Diverse based on Gender and/or Race/Ethnicity

Director Skills, Experiences and Attributes
The following graphic provides summary information about our directors’ skills, experiences and attributes. More detailed information is provided under “Corporate Governance — The Board of Directors — Desired Skills, Experiences and Attributes” beginning on page 14 and in each director’s biography beginning on page 16.

CEO	COO/EXECUTIVE LEADERSHIP	INSURANCE INDUSTRY	FINANCE/ CAPITAL MARKETS	HEALTHCARE INDUSTRY
● ● ● ● ● ● ● ● ● ⭘ ⭘	● ● ● ● ● ● ● ● ● ● ●	● ● ● ● ● ⭘ ⭘ ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ● ● ● ● ● ⭘	● ● ● ● ● ● ⭘ ⭘ ⭘ ⭘ ⭘
9 of 11 Directors	11 of 11 Directors	5 of 11 Directors	10 of 11 Directors	6 of 11 Directors

MARKETING/ CONSUMER INSIGHTS	TECHNOLOGY	REGULATORY/ PUBLIC POLICY	ENVIRONMENTAL SOCIAL & GOVERNANCE	DIVERSITY
● ● ● ● ● ● ⭘ ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ● ● ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ● ● ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ⭘ ⭘ ⭘ ⭘ ⭘ ⭘	● ● ● ● ● ● ● ● ⭘ ⭘ ⭘
6 of 11 Directors	7 of 11 Directors	7 of 11 Directors	5 of 11 Directors	8 of 11 Directors

2025 Proxy Statement	9

Proxy Summary
Corporate Governance Highlights
Our corporate governance policies and practices reflect our commitment to effective corporate governance and high ethical standards:

Board / Committee Independence	Board Practices	Accountability

•Separate CEO and Independent Board Chair •Independent Board – 10 of 11 directors are independent •Fully independent Audit, Compensation and Talent, Finance and Governance Committees
•Annual Board, committee and individual director performance evaluations facilitated by an external party
•Independent directors hold executive sessions
•Board oversees Enterprise Risk Management activities

•Majority voting for uncontested director elections
•Proxy access for shareholder-nominated director nominees
•Commitment to declassify the Board if the Blue Cross and Blue Shield Association ("BCBSA") requirement for a classified board is no longer applicable

Stock Ownership / Compensation

•Significant director and executive stock ownership and holding requirements
•Clawback policy for executive officers’ incentive compensation, including for reputational harm
•Policy against short sales, hedging and pledging stock for directors and executive officers
•Rigorous establishment and oversight of incentive measures, goals and pay / performance relationship
•Say-on-Pay advisory vote conducted annually
•Pre-established grant dates for equity awards to executive officers

•Limited executive perquisites
•Double-trigger change-in-control provisions
•No re-pricing of stock options or stock appreciation rights without shareholder approval
•No change-in-control excise tax gross-ups
•No guaranteed annual salary increases or bonuses
•No compensation plans that encourage excessive risk taking
•Independent compensation consultant

10

Proxy Summary
Compensation Highlights
Pay-for-performance. Our Total Rewards program emphasizes performance-based compensation in the form of our Annual Incentive Plan (“AIP”) and annual grants of long-term, equity-based incentives under the shareholder-approved Elevance Health Incentive Compensation Plan (the “Long-Term Incentive Plan” or “LTIP”). As such, our pay-for-performance philosophy seeks to align the interests and rewards of our named executive officers (“NEOs”) with the long-term interests of our shareholders and drives the achievement of our purpose, mission and strategy, while operating within our values.
Balanced mix of financial and operational measures. The Compensation and Talent Committee used a balanced scorecard for the AIP for our executive officers with a 50% weighting for Adjusted Net Income, a 20% weighting for Operating Revenue and a total of 30% weighting for operational performance measures, namely, Improving the Health of Humanity (10%), Star Ratings (10%) and Consumer Effort (10%). Our performance stock units (“PSUs”) granted under the Long-Term Incentive Plan in 2024 use Operating Revenue and Adjusted Net Income as performance measures. Please refer to the GAAP reconciliation table in Annex A for information on Adjusted Net Income.
Reward long-term growth and sustained success.  78% of our CEO's target compensation and 71% of our other NEOs' target compensation is in equity awards, which encourages long-term growth and sustained success.
Primary Components of 2024 Target Compensation
The pay mix for our CEO and other NEOs during 2024 reflects our executive compensation philosophy that emphasizes performance-based compensation over fixed compensation. As reflected in the charts below, the mix of total target compensation granted in 2024 to our NEOs was heavily weighted toward performance-based and other long-term incentive compensation.

CEO	Other NEOs

2025 Proxy Statement	11

Corporate Governance

PROPOSAL 1 Election of Directors

We are asking our shareholders to elect Susan D. DeVore, Bahija Jallal and Ryan M. Schneider to the Board, each for a three-year term to expire at our 2028 Annual Meeting. Elizabeth E. Tallett will continue to serve as a director through the date of the Annual Meeting, but she is not eligible for re-election due to our mandatory retirement age policy. The Board thanks Ms. Tallett for her contributions and service to the Board and the Company. The Board has appointed Ramiro Peru as the incoming independent Chair of the Board beginning on the date of the 2025 Annual Meeting. Each of the nominees for director is presently a director, and each has consented to being named as a nominee in this Proxy Statement and has indicated a willingness to serve if elected. As more fully described in the following pages, we believe each nominee is qualified with unique skills, experiences and attributes that are beneficial to our Company.
The Board currently consists of eleven directors. This classified Board structure is one of the specific requirements imposed by the BCBSA in license agreements with all Blue Cross Blue Shield licensees, including us. In compliance with our Amended and Restated Articles of Incorporation (our “Articles of Incorporation”), we divide our directors into three classes with each class containing approximately one-third of the total number of directors. Our Articles of Incorporation also provide that we will declassify the Board if the BCBSA requirement for a classified board is no longer applicable to us. Currently, the classes of 2025 and 2026 each have four directors, while the class of 2027 has three directors. One class's term expires each year. Generally, each director serves until the Annual Meeting of Shareholders held in the year that is three years after their election, continuing until their successor is elected and qualified. A director nominee is not eligible for election if they are 73 years old as of the March 1st before the Annual Meeting of Shareholders when their nomination is considered.

The Board of Directors unanimously recommends a vote FOR Proposal 1, the election as directors of Susan D. DeVore, Bahija Jallal and Ryan M. Schneider.

12

Corporate Governance
The Board of Directors
Identifying and Evaluating Nominees for Directors
The Governance Committee utilizes a variety of methods for identifying and evaluating nominees for director. The Governance Committee assesses the appropriate size of the Board and whether any vacancies on the Board are expected due to retirement or otherwise. In the event that vacancies are anticipated, or otherwise arise, the Governance Committee considers, subject to the restrictions in our Bylaws, whether the vacancy should be filled and, if so, various potential candidates for director. Candidates may come to the attention of the Governance Committee through current Board members, management, professional search firms, shareholders or other persons. These candidates are evaluated at regular or special meetings of the Governance Committee and may be considered at any point during the year.
Shareholder Recommendations of Director Candidates
The Governance Committee considers and recommends candidates for the Board. It reviews all nominations submitted to the Company as described above under “Identifying and Evaluating Nominees for Directors,” including individuals nominated by shareholders to be included in our Proxy Statement. In evaluating such nominations, the Governance Committee seeks to achieve a balance of skills, experiences, qualifications and attributes on the Board and to address the membership criteria set forth below under “Director Qualifications.” Any shareholder recommendations proposed for consideration by the Governance Committee must include the nominee’s name and qualifications for Board membership and must be addressed to our Corporate Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204. Following verification that the persons recommending director candidates are shareholders and verification that any other required information has been properly submitted by such persons, recommendations are aggregated and considered by the Governance Committee at a regularly scheduled meeting. If any materials are provided by shareholders in connection with the recommendation of a director candidate, such materials are forwarded to the Governance Committee.
In addition, any shareholder who wishes to nominate a director candidate at our Annual Meeting or for inclusion in our Proxy Statement may do so by following the procedures and providing the information set forth in “Information on Voting and the Annual Meeting — Shareholder Proposals and Nominations for Next Year’s Annual Meeting” on page 82 and in Sections 1.5, 1.6 and 1.16 of our Bylaws. Our Bylaws are available on our website at https://ir.elevancehealth.com/corporate-governance/ governance-documents/.
Director Qualifications
The Governance Committee periodically evaluates the size and composition of the Board to assess the skills, experiences and attributes of Board members, and compares them with those skills, experiences and attributes that might prove valuable in the future, considering the circumstances of the Company and the then-current Board membership. On an ongoing basis, the Governance Committee will evaluate candidates who meet our strategic needs and have diverse experiences in key business, financial and other challenges that face a publicly-held health company. In evaluating director candidates (both new and continuing directors), the Governance Committee considers the interplay of the candidate’s experience with the experience of other Board members, the candidate’s outside time commitments, conformity with any requirements of the BCBSA, the extent to which the candidate would be a desirable member of any committees of the Board and the overall makeup of the Board, as described in more detail below. We believe that an effective board consists of individuals who bring a variety of complementary skills and a range of tenures.
The Governance Committee developed and maintains a skills matrix to assist it in considering the characteristics required of each director along with the appropriate balance of skills, experiences and attributes that should be represented on the Board as a whole.
Required Characteristics
The following are the required characteristics that should be satisfied by each director or nominee:

•Integrity and Accountability •Financial Literacy	•Informed Judgment •Risk Oversight Ability	•Mature Confidence •High Performance Standards

2025 Proxy Statement	13

Corporate Governance
Desired Skills, Experiences and Attributes
The following matrix summarizes the desired skills, experiences and attributes to be represented collectively on the Board and the most significant skills, experiences and attributes that each current director possesses. Additional information is provided in each director nominee’s biography beginning on page 16.

CEO	Contributes to the Board’s understanding of complex operations, business strategy and risk management and demonstrates leadership ability at the highest level
COO / Executive Leadership	Contributes to the Board’s understanding of complex operations, business strategy and risk management and demonstrates leadership ability
Insurance Industry	Contributes to the Board’s understanding of insurance operations and the industry’s complex regulatory requirements, as well as the competitive environment
Finance / Capital Markets	Contributes to the evaluation of our financial reporting process, financial management and capital allocations (dividends/share repurchases/financings)
Healthcare Industry	Contributes to the Board’s understanding of the providers of healthcare services and products and issues related to simplifying healthcare
Marketing / Consumer Insights	Contributes to the Board’s understanding of changing market conditions and consumer trends and expectations
Technology	Contributes to the Board’s understanding of technology, including the use of new technologies in providing our products and services, as well as cybersecurity risks
Regulatory / Public Policy	Contributes to the Board’s understanding of complex regulatory and public policy issues facing us as a highly-regulated entity
Environmental, Social and Governance	Contributes to the Board’s understanding of leading corporate governance practices and environmental and social sustainability initiatives
Diversity	Gender and racial/ethnic diversity provide different perspectives to the Board to foster innovation and inclusion

Skills, Experiences and Attributes	Boudreaux	Clark	DeVore	Dixon	Hay	Jallal	Neri	Peru	Schneider	Strable	Tallett
CEO
COO / Executive Leadership
Insurance Industry
Finance / Capital Markets
Healthcare Industry
Marketing / Consumer Insights
Technology
Regulatory / Public Policy
Environmental, Social and Governance
Diversity

14

Corporate Governance
In accordance with our Corporate Governance Guidelines, in evaluating director candidates, the Governance Committee considers the interplay of the candidate’s experience with the experience of other Board members, the candidate’s outside time commitments, conformity with any requirements of the BCBSA, potential committee membership and the overall diversity of the Board, including with respect to skill, experience, age, gender, race/ethnicity, tenure and geographic location.

Board Tenure Composition	Board Age Composition	Board Gender/Racial/Ethnic Composition
The Governance Committee, in recommending the nominees for election as directors and in concluding that the continuing directors should serve as directors, considered the items set forth above. The Governance Committee believes that each director and director nominee satisfies the criteria indicated for such director in the skills matrix and brings his or her own particular skills, experiences and attributes, giving the Board, as a whole, competence and experience in a wide variety of areas. In addition, the Governance Committee believes that each director and director nominee has sufficient time and energy to diligently perform his or her directorship duties. Additional biographical and other information concerning the qualifications, skills and experience of the directors and nominees for director can be found below under “Biographical Information on Director Nominees and Continuing Directors.”

2025 Proxy Statement	15

Corporate Governance
Biographical Information on Director Nominees and Continuing Directors
The biographies of each of the nominees and continuing directors contain information regarding the person’s service as a director, business experience, director positions at publicly-held corporations or investment companies registered under the Investment Company Act of 1940 held currently or at any time during the last five years, and the skills, experiences, qualifications and attributes that caused the Governance Committee and the Board to recommend each of the director nominees and to conclude that the continuing directors should serve as members of our Board. Unless otherwise indicated, the principal occupation of each director or nominee has been the same for the last five years. There is no family relationship between any of our directors or executive officers. The ages listed for each director or nominee are as of April 1, 2025.
Nominees for Director
Three-year term to expire at the 2028 Annual Meeting of Shareholders

Susan D. DeVore
Director Qualifications:
Ms. DeVore brings extensive healthcare industry, CEO and executive leadership experience to the Board gained through her past President and CEO positions at a healthcare improvement company that serves thousands of hospitals and other healthcare providers. She also gained technology experience in connection with her oversight of the healthcare improvement company’s technology/services segment and regulatory experience due to its highly-regulated nature. In addition, Ms. DeVore has finance experience as a former partner and region and sector leader at Ernst & Young LLP.
Professional and Other Experience:
•Premier, Inc., a healthcare improvement company, various roles from 2003 until June 2021, with the most recent as CEO (2019-2021) and President (2013-2019)
•Premier Healthcare Solutions, Inc. (subsidiary of Premier, Inc.), President and CEO (2009-2019) and Director (2009-2021)
•AdventHealth, a healthcare system, Director (since 2020)
•Cap Gemini/Ernst & Young LLP, a management consulting company, various roles from 1988 until 2002, including VP and Sector Leader, Manufacturing/High Tech & Media/Entertainment Units (2001-2002) and Sector Leader, High Growth Middle Market Division, North America (2000-2001)
Other Public Board Service:
•Solventum Corporation, a healthcare company, Director (since 2024)
•Unum Group, a financial protection benefits company, Director (since 2018)
•Premier, Inc., Director (2013-2021)

Age: 66
Director Since: 2021
Committees:
Compensation and Talent
Finance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Technology
•Regulatory/Public Policy
•Diversity
Education:
M.M., McGill University; B.A., University of North Carolina at Charlotte

16

Corporate Governance

Bahija Jallal
Director Qualifications:
Ms. Jallal brings extensive healthcare industry experience to the Board gained through her several leadership positions at biopharmaceutical companies that provide new medicines to patients, including her current position of CEO at a multinational biotechnology company. In addition, Ms. Jallal has CEO and finance experience through her current position and her former position of President at a biologic research and development subsidiary of a large public company. These positions also provided her with regulatory and public policy experience due to the highly-regulated nature of the biopharmaceutical and biotechnology industries.
Professional and Other Experience:
•Immunocore Holdings plc, a T-cell receptor biotechnology company, CEO (since 2019)
•AstraZeneca PLC (“AstraZeneca”), a pharmaceutical and biopharmaceutical business, Executive Vice President (2013-2019)
•MedImmune, a biotechnology business and a subsidiary of AstraZeneca, President (2013-2019), Executive Vice President, Research and Development (2010-2013) and various other research and development positions (2006-2010)
Other Public Board Service:
•Immunocore Holdings plc, Director (since 2019)
•ArriVent BioPharma, Inc., a clinical-stage biopharmaceutical company (publicly traded beginning January 2024), Director (2022-2024)
•Guardant Health, Inc., a precision oncology company, Director (2019-2022)

Age: 63
Director Since: 2018
Committees:
Compensation and Talent
Governance (Chair)
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Healthcare Industry
•Regulatory/Public Policy
•Diversity
Education:
M.S. and Ph.D., I’Universite’ De Paris VI; Fellow, Max Planck Institute of Biochemistry

Ryan M. Schneider
Director Qualifications:
Mr. Schneider brings significant CEO, COO, finance, marketing and consumer insights and technology experience to the Board from his current CEO position at a real estate services company. In addition, Mr. Schneider has finance experience through his past leadership positions at a financial services organization. These positions also provided him with regulatory and public policy experience through his oversight of compliance with consumer and safety regulations, and due to the highly-regulated nature of the banking industry. He also gained insurance industry experience as a consultant for multiple insurance companies while at McKinsey & Company. Mr. Schneider qualifies as an “audit committee financial expert” under the rules of the SEC.
Professional and Other Experience:
•Anywhere Real Estate Inc. (formerly known as Realogy Holdings Corp.) (“Anywhere Real Estate”), a residential real estate services company, CEO and President (since December 2017), President and Chief Operating Officer (October-December 2017)
•McKinsey & Company, an international consulting firm, Senior Advisor (2017)
•Capital One Financial Corporation, a financial services company, various positions (2001-2017), including Senior Advisor (2016-2017) and President, Card Business (2007-2016)
•Capital One Bank (USA) N.A., Director (2007-2016)
Other Public Board Service:
•Anywhere Real Estate, Director (since 2017)

Age: 55
Director Since: 2019
Committees:
Audit (Chair)
Governance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Regulatory/Public Policy
Education:
Ph.D., Yale University; B.A., Williams College

2025 Proxy Statement	17

Corporate Governance
Directors Continuing in Office
Terms expiring at the 2026 Annual Meeting of Shareholders

Gail K. Boudreaux
Director Qualifications:
Ms. Boudreaux brings significant CEO, healthcare industry, insurance, finance and technology experience to the Board from her chief executive and other executive positions with several healthcare and insurance organizations and participation in numerous associations in the healthcare industry. Ms. Boudreaux’s positions also provided her with regulatory and public policy experience due to the highly-regulated nature of these organizations. She also gained financial and technology experience through her service as a director and as a member of the audit committee and technology operations committee of several public companies, including a medical device company and a biotechnology company. In addition, she has gained Environmental, Social and Governance experience through her current CEO role.
Professional and Other Experience:
•Elevance Health, Inc., President and CEO (since 2017)
•GKB Global Health, LLC, a healthcare consulting firm, Founder and CEO (2015-2017)
•UnitedHealth Group Incorporated, a diversified healthcare company, Executive Vice President (2008-2015), and President (2008-2011) and CEO (2011-2014) of its subsidiary, UnitedHealthcare
•Health Care Service Corporation, a health insurance company, Executive Vice President of External Operations (2005-2008) and President of Blue Cross and Blue Shield of Illinois (2002-2005)
•Aetna Inc., a managed healthcare company, various leadership positions (1983-2002)
•Director of the BCBSA, the National Institute for Health Care Management and the Central Indiana Corporate Partnership, member of The Business Roundtable and chair of the Business Council
Other Public Board Service:
•Target Corporation, a general merchandise retailer, Director (since 2021)
•Zimmer Biomet Holdings, Inc., a medical device company, Director (2012-2021)
•Novavax, Inc., a biotechnology company, Director (2015-2017)
•Xcel Energy, Inc., a utility holding company, Director (2012-2017)

Age: 64
Director Since: 2017
Committees:
None
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Technology
•Regulatory/Public Policy
•Environmental, Social and Governance
•Diversity
Education:
M.B.A., Columbia Business School; B.A., Dartmouth College

18

Corporate Governance

R. Kerry Clark
Director Qualifications:
Mr. Clark has extensive CEO, healthcare industry, marketing and consumer insights, and finance experience through his positions as Chairman and CEO of a major healthcare services organization, and as a senior executive at an international consumer products company, where he served in several positions involving marketing, advertising and product development of healthcare and other consumer products. Also, he has healthcare experience through his service on a hospital’s board of directors and Environmental, Social and Governance experience through his roles as lead director and chair of the governance committee of a public company. Mr. Clark qualifies as an “audit committee financial expert.”
Professional and Other Experience:
•Cardinal Health, Inc., a healthcare products and services company, Chairman and CEO (2007-2009) and President and CEO (2006-2007)
•The Procter & Gamble Company (“Procter & Gamble”), a consumer products company, various positions (1974-2006) including Vice Chairman, Global Health, Baby & Family Care (2004-2006) and Vice Chairman & President, Global Market Development (2002-2004)
•The Christ Hospital in Cincinnati, Ohio, Director (since 2009)
Other Public Board Service:
•Textron, Inc., an aircraft, defense and industrial products company, Director (since 2003)
•General Mills, Inc., a consumer food products company, Director (2009-2024)
•Avnet, Inc., an industrial distributor of electronic components, enterprise computer and storage products, Director (2012-2019)

Age: 72
Director Since: 2014
Committees:
Audit
Finance (Chair)
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Healthcare Industry
•Marketing/Consumer Insights
•Environmental, Social and Governance
Education:
B. Commerce, Queens University

Robert L. Dixon, Jr.
Director Qualifications:
Mr. Dixon has extensive technology experience through his position as Global Chief Information Officer of a large public company, his ownership of a digital and information technology consulting business, and his service on the CIO advisory board for another large public company. He also has significant marketing and consumer insights experience through his senior positions at two large public companies, both of which have global retail consumer product focus. Mr. Dixon has Environmental, Social and Governance experience through his role as chair of the governance committee of a public company and his several executive and academic board positions.
Professional and Other Experience:
•RD Factor, Inc., a digital and information technology consulting business, Owner (since 2016)
•PepsiCo, Inc., a food and beverages company, Senior Vice President (2016) and Senior Vice President and Global Chief Information Officer (2007-2016)
•Procter & Gamble, various positions (1977-2007), including Vice President of Global Business Services (2005-2007)
•International Business Machines Corporation, a technology and consulting company, CIO Advisory Board (2011-2017)
•Georgia Institute of Technology, the College of Computing Advisory Board (since 2019), Trustee Emeritus of the Foundation (since 2017) and President’s Advisory Board (2017-2024)
Other Public Board Service:
•Build-A-Bear Workshop, Inc., a specialty retailer, Director (since 2018)
•Okta, Inc., an identity management platform, Director (since 2019)

Age: 69
Director Since: 2011
Committees:
Compensation and Talent
Finance
Skills, Experiences
and Attributes:
•COO/Executive Leadership
•Marketing/Consumer Insights
•Technology
•Environmental, Social and Governance
•Diversity
Education:
B.S., Georgia Institute of Technology

2025 Proxy Statement	19

Corporate Governance

Deanna D. Strable
Director Qualifications:
Ms. Strable brings extensive executive leadership, insurance industry and regulatory experience to the Board, gained through her CEO and other executive positions with a global financial services company. She also has healthcare industry experience from her role as President of a financial services company that provides specialty health insurance products. In addition, Ms. Strable has significant finance and capital markets experience through her previous position as CFO of a public company, with oversight responsibility for financial reporting, capital markets and corporate finance. Ms. Strable qualifies as an “audit committee financial expert.”
Professional and Other Experience:
•Principal Financial Group, Inc. (“Principal Financial”), a financial services company, President and CEO (since January 2025) and Executive Vice President and CFO (2017-January 2025)
•Principal Financial, President, U.S. Insurance Solutions (2015-2017)
•Principal Financial, various other actuarial and management positions
(1990-2017)
•United Way Worldwide, Director (2018 - 2024)
Other Public Board Service:
•Principal Financial, Director (since January 2025)

Age: 56
Director Since: 2022
Committees:
Audit
Governance
Skills, Experiences and Attributes:
•CEO
•COO/Executive Leadership
•Insurance Industry
•Finance/Capital Markets
•Healthcare Industry
•Regulatory/Public Policy
•Diversity
Education:
B.A., Northwestern University; Fellow, Society of Actuaries

Terms expiring at the 2027 Annual Meeting of Shareholders

Lewis Hay, III
Director Qualifications:
Mr. Hay brings extensive CEO, finance and regulatory and public policy experience to the Board through his positions as CEO, Chairman and CFO of a large utility company which was subject to significant regulation and oversight. He also has Environmental, Social and Governance experience from his management of the utility’s expansion of renewable energy sources. In addition, Mr. Hay has marketing and consumer insights experience from his service as an officer of a large utility company and a director of a financial services company, and technology experience from his service as a director of an information technology company. Mr. Hay qualifies as an “audit committee financial expert.”
Professional and Other Experience:
•Clayton, Dubilier & Rice, LLC, a private equity investment firm, operating advisor (since 2014)
•NextEra Energy, Inc. (“NextEra Energy”), an electricity-related services and renewable energy generator company, Executive Chairman (2012-2013), CEO (2001-2012), Chairman (2002-2012) and President (2001-2006)
•Artera Services, LLC, a provider of integrated infrastructure services to natural gas and electric industries, Director (since 2018, including for its predecessor company, PowerTeam Services, LLC)
Other Public Board Service:
•L3Harris Technologies, Inc., a global aerospace and defense technology firm, Director (since 2019 and 2002-2019 for its predecessor company, Harris Corporation)
•Capital One Financial Corporation, a financial services company, Director (2003-2019)
•NextEra Energy, Director (2001-2013)

Age: 69
Director Since: 2013
Committees:
Audit
Finance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Regulatory/Public Policy
•Environmental, Social and Governance
Education:
M.S., Carnegie Mellon University; B.S., Lehigh University

20

Corporate Governance

Antonio F. Neri
Director Qualifications:
Mr. Neri brings CEO and significant technology experience to the Board gained through his current position of President and CEO at a large, multinational enterprise information technology company and from holding several leadership positions at firms that provide technology solutions to the business and public sectors. Mr. Neri also gained finance and marketing and consumer insights experience from past positions where he was responsible for determining consumer needs, overseeing product and promotional campaigns and promoting, selling and distributing products. Mr. Neri qualifies as an “audit committee financial expert.”
Professional and Other Experience:
•Hewlett Packard Enterprise Company (“Hewlett Packard Enterprise”), a technology company, President and CEO (since 2018), President (2017-2018) and Executive Vice President and General Manager, Enterprise Group (2015-2017)
•HP Inc., a technology company, various positions (1995-2015), including Senior Vice President and General Manager, Enterprise Group (2014-2015), Senior Vice President and General Manager, HP Networking Business Units (2014), Senior Vice President and General Manager, HP Servers (2013-2014) and Senior Vice President and General Manager, HP Technology Services (2011-2013)
Other Public Board Service:
•Hewlett Packard Enterprise, Director (since 2018)
•H3C Technologies Co., LTD, an information technology company, Director (2016-2017)

Age: 57
Director Since: 2017
Committees:
Audit
Governance
Skills, Experiences
and Attributes:
•CEO
•COO/Executive Leadership
•Finance/Capital Markets
•Marketing/Consumer Insights
•Technology
•Diversity
Education:
Bachillerato en Electronica, Escuela Nacional de Educacion Tecnica

Ramiro G. Peru
Director Qualifications:
Mr. Peru brings significant executive leadership and finance experience to the Board as a former CFO of two public companies. Mr. Peru’s positions also included technology experience as Senior Vice President at a mining and manufacturing company, with responsibility for managing both information systems and technology and human resources. In addition, he has technology experience through his service on the board of directors of an oil and gas exploration and production company.
Professional and Other Experience:
•Swift Corporation, a transportation company, Executive Vice President and CFO (June-December 2007)
•Phelps Dodge Corporation (“Phelps Dodge”), a mining and manufacturing company, various finance and accounting positions with Phelps Dodge and its affiliates (1979-2007) including Executive Vice President and CFO (1999-2007)
•UNS Energy Corporation (“UNS Energy”), an electric and gas utility holding company and a subsidiary of Fortis Inc., a utility holding company, Director (since 2007)
•Bluemedia, Inc., a large format printer, Director (2018-2023)
Other Public Board Service:
•SM Energy Company, an oil and gas exploration and production company, Director (since 2014)
•UNS Energy (publicly traded until August 2014), Director (2007-2014)
•WellPoint Health Networks, Inc., Director (2003-2004)

Incoming Independent Chair of the Board (1)
Age: 69
Director Since: 2004
Committees:
Compensation and Talent (Chair)
Finance
Skills, Experiences
and Attributes:
•COO/Executive Leadership
•Finance/Capital Markets
•Technology
•Diversity
Education:
B.S., University of Arizona

(1) The Board has appointed Ramiro Peru as the incoming independent Chair of the Board beginning on the date of the Annual Meeting.

2025 Proxy Statement	21

Corporate Governance
Board’s Role and Responsibilities
Our business is overseen by the Board. The Board has responsibility for establishing broad corporate policies and for our overall performance. We believe the only results worth achieving are those achieved with integrity and a commitment to excellence. Accordingly, we have long recognized the importance of, and have placed a high priority upon, having good corporate governance measures in place.
Board Role in Risk Oversight
Our management is responsible for the day-to-day management of the risks facing the Company, including the risk management process, controls and oversight. The Board as a whole has responsibility for risk oversight. We have an Enterprise Risk Council to oversee our enterprise risk management (“ERM”) program. The Enterprise Risk Council is composed of members of our leadership team and the Chief Risk Officer, who serves as the head of the ERM function and reports to the Audit Committee of the Board, with annual updates to the full Board. Additionally, the full Board regularly reviews risks that may be material to the Company, including those detailed in reports from the committees of the Board and as disclosed in the Company’s quarterly and annual reports filed with the SEC. While the Board has established committees designated for various oversight functions, it is common practice for the Board and committees to collaborate on overlapping issues.

Board
•Oversees management’s processes by which they identify, assess, monitor and manage the Company’s exposure to major risks to determine whether these processes are functioning as intended and are consistent with our business objectives and strategies and comply with applicable laws, regulations, contractual requirements and policies.
•Reviews certain risk tolerance levels and action plans regarding major risks.
•Reviews the Own Risk and Solvency Assessment Summary Report, filed annually with state insurance departments.
•Receives periodic reports from its committees and management on risks facing our business, including strategic, financial, operational, legal, regulatory and reputational risks and developments that could affect our risk profile.
•Delegates to each committee responsibility for assisting in the oversight of categories of risk relevant to its function.

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Audit Committee
•Receives quarterly reports from our Chief Risk Officer and reviews and discusses our ERM framework, processes and governance structure.
•Reviews and approves our continuous risk assessment and internal audit plan.
•Reviews and discusses with management and the independent auditor our accounting, financial reporting, financial statements, internal controls and procedures and the independent audit thereof.
•Oversees our compliance activities and receives quarterly reports from our Chief Compliance Officer.
•Reviews and discusses our exposure to major risks associated with our financials, strategies, information technology, security, compliance, privacy, ethics, artificial intelligence ("AI"), reputation and other operational risks.

Governance Committee
•Oversees Board processes and corporate governance-related risks.
•Monitors our corporate social responsibility and environmental sustainability initiatives and performance.
•Reviews, at least annually, our political strategy, contributions and activities, and oversees compliance with our policies and procedures regarding political contributions and activities.

Finance Committee
•Oversees the risks associated with our capital structure, financial policies, financing strategies and financial condition.
•Reviews the issuance and retirement of debt and other securities and our credit facilities.
•Monitors investment and financial risk management strategies, including the use of derivatives.
•Reviews proposed material mergers, acquisitions and divestitures.
•Reviews our external insurance risk management program and insurance coverage.

Compensation and Talent Committee
•Oversees the risks associated with our compensation policies, practices and plans.
•Reviews and discusses performance evaluations and sets the compensation of the CEO and other executive officers.
•Reviews and discusses talent management, including retention and inclusion.

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Management •Management, including the ERM function and Enterprise Risk Council, designs and implements processes by which they identify, assess, monitor and manage our exposure to major risks.

22

Corporate Governance

•Risk management is embedded across all layers of the enterprise, ensuring integration into daily decision-making processes while aligning with our strategic objectives. Our ERM function coordinates with our internal audit function to perform continuous risk assessments and capture our enterprise risks. The ERM process utilizes a qualitative approach informed by experience, emerging trends and insights from subject matter experts to gain an in-depth understanding of our enterprise risks. The process involves conducting research in consultation with internal and external advisors, evaluating enterprise strategic goals and reviewing key business areas for emerging risks. Risk exposure is measured against predefined risk appetites, guiding our strategic initiatives and prioritizing risk mitigation efforts.
•We engage external advisors where appropriate to assist in the identification and oversight of risks facing our business, including, but not limited to, independent registered public accounting firms, external legal counsel, insurance providers, cybersecurity experts and our independent compensation consultants.
•The continuous risk assessment is ongoing throughout the year and captures our primary risk domains, including alignment with the risk factors set forth in our Form 10-K and associated disclosure controls and procedures. Additionally, the risk assessment process considers whether risks are short-, intermediate- or long-term, such that the management of significant risks can be prioritized, as necessary.

For those areas for which committees have risk oversight responsibilities, the chairs of the committees regularly report to the full Board regarding the significant risks facing the Company, as identified by management, and the measures undertaken by management to monitor, control and mitigate those risks. A description of the enterprise risks we have identified is included in Part I, Item 1A, “Risk Factors” in our Form 10-K.
Assessment of Compensation-Related Risks
Annually, members of our management team assess the risks related to or arising from our compensation policies and practices. The management team reviews and discusses the design of various incentives, plan governance, performance measures and approval mechanisms of all Total Rewards programs for all associates.
In February 2025, the Compensation and Talent Committee, in consultation with its independent compensation consultant, reviewed and discussed the management team’s comprehensive assessment of the potential risks related to or arising from our Company-wide compensation programs, policies and practices. As part of its review, the Compensation and Talent Committee also noted the following factors that reduce the likelihood of excessive risk-taking:
•Our overall compensation levels are competitive with the market and structured to deliver a balanced mix of both fixed and variable forms of compensation and long-term and short-term plans.
•Annual and long-term performance measures used to determine performance-based payouts are directly linked to the financial and non-financial performance of the Company and are aligned with the long-term interests of our shareholders.
•Awards under our AIP and PSUs are capped and are paid on a sliding scale, with the amount earned interpolated for results between threshold and target, and target and maximum. The Compensation and Talent Committee has discretion to adjust performance-based awards when it determines that such adjustments would be appropriate based on our interests and the interests of our shareholders. Additionally, the Board maintains a recoupment policy for the clawback of (1) erroneously awarded cash and equity incentive-based compensation in the event of certain specified financial restatements, and (2) cash and equity incentive-based compensation, other equity compensation and other incentive cash payments upon the violation of a restrictive covenant or in the event of misconduct, including for reputational harm.
•Executive officers are subject to significant stock ownership and holding requirements and are prohibited from hedging and pledging stock and short sales.
Based on its review and discussion of the assessment, the Compensation and Talent Committee has concluded that our compensation programs do not create risks that would be reasonably likely to have a material adverse effect on the Company.
Oversight of Cybersecurity and Data Privacy
We operate in a highly-regulated industry. Federal, state and international laws and contractual commitments guide our collection, use and disclosure of confidential information such as protected health information, personal financial information and personally identifiable information. Our success depends on maintaining a high level of trust among our stakeholders, including our customers, business partners, providers, regulators and associates. Protecting this information is crucial and is reflected in our Code of Conduct and privacy policies.
Our Board monitors cybersecurity risks and receives a report at least quarterly from our Chief Information Security Officer regarding our Information Security Program. In addition, certain cybersecurity incidents are escalated to the Board in accordance with our escalation criteria. Periodically, the Board also receives third party assessments of our information

2025 Proxy Statement	23

Corporate Governance
security. The Audit Committee receives regular updates on both information security and data privacy matters and oversees data privacy, integrity, incident and breach risks.
In addition to Board and committee oversight and management assessment and monitoring of these risks, we make it a priority to equip associates with the tools and skills needed to support our Information Security Program. We provide annual trainings on our Code of Conduct and privacy policies, as well as annual security-awareness trainings, which covers timely and relevant topics, including social engineering, phishing, password protection, confidential data protection, acceptable asset use and mobile security.
Our comprehensive privacy-incident response and prevention program educates associates on the importance of reporting all incidents immediately. Each incident is reviewed and action is taken to address issues identified, mitigate any potential impact and assess our obligations to notify customers, regulators, the media and others. A detailed description of our cybersecurity risk oversight, governance, management and expertise is included in Part I, Item 1C, "Cybersecurity" in our Form 10-K. Information regarding how we implement our privacy policies, including those related to personal data and our Web Privacy Statement, is available at https://www.elevancehealth.com/privacy-policy.
Oversight of Artificial Intelligence
We view AI as a key component of our commitment to innovate and fulfill our mission to improve the health of humanity. Our approach to the governance and oversight of AI is designed to ensure that our AI solutions are aligned to our mission and values, including our commitment to responsible and ethical practices.
Our AI Governance Program involves streamlined coordination between our technology, regulatory, data governance, information security and responsible AI (“RAI”) programs. Our RAI program, guided by the National Institute of Standards and Technology (“NIST”) AI Risk Management Framework, is a cornerstone of this governance, focused on ensuring appropriate practices are in place to identify and mitigate harmful bias and promoting accuracy, security and transparency in our AI systems. At the heart of our AI Governance Program are our AI Guiding Principles, which serve as the lens through which our AI solutions are designed, developed and used. More information on our AI Guiding Principles is available in our annual Impact Report.
Our Board monitors our AI strategies, development and use. Our Chief Digital and Information Officer provides regular reports on AI usage and our RAI program to the Board, with input from our Chief Strategy & Transformation Officer. The Audit Committee reviews privacy and data security matters, including relating to AI and our privacy program, risk management, and relevant legislative, regulatory, and technical matters. The complementary roles of the Audit Committee and Board help to ensure that the Board has oversight over all critical aspects of our development, governance, deployment and use of AI solutions.
Our risk-based management framework includes monitoring and oversight activities in alignment with our AI Governance Program, our RAI program, our AI Guiding Principles, and our enterprise policies and procedures, all within the scope of our ERM program. Our AI Governance Council is accountable to our executive leadership team, meets quarterly and is comprised of management stakeholders from various departments who are responsible for the AI policies and procedures of the Company, as well as oversight of the AI Governance Program and RAI program. Our ERM program incorporates AI monitoring to ensure alignment with pre-defined risk appetites, and oversight activities address associated AI risks, such as cybersecurity, data privacy, legal and regulatory compliance, harmful bias, reputation and vendor utilization.
This coordinated approach to governance and oversight collectively works to ensure that our AI solutions are developed and deployed responsibly and ethically, operate in compliance with applicable law and industry standards and uphold our commitment to our members, customers and other stakeholders.
Oversight of Executive Officer Talent Strategy and Succession Planning
Our talent serves as a competitive differentiator that powers our purpose of improving the health of humanity and “Investing in Our Talent” is a key component of our strategic framework. Annually, we conduct a comprehensive talent review and succession planning process to identify and develop top talent, which involves a detailed assessment of skills, performance and growth potential, calibrated sequentially by leadership level. The Board oversees our executive officer talent strategy and succession planning, including leadership development programs, annual individual executive officer assessments and executive officer succession plans, addressing both emergency and long-term succession, including for the CEO. In addition, the Compensation and Talent Committee conducts an annual performance evaluation of each of the executive officers, taking into consideration input from all directors.

24

Corporate Governance
Corporate Impact
Our purpose is to improve the health of humanity. Our focus on community health and environmental sustainability is demonstrated by our ability to make a positive difference in the health and well-being of our consumers, the communities we serve, our associates and the environment around us. We believe our corporate practices promote the long-term interests of our shareholders and strengthen Board and management accountability.
The Board provides oversight for our corporate responsibility and sustainability practices through its oversight of our business strategy and annual strategic priorities. Our Governance Committee is responsible for establishing our corporate governance practices, as well as monitoring our corporate social responsibility and environmental sustainability initiatives and performance, including climate-related matters. Our Compensation and Talent Committee is responsible for overseeing our compensation policies, practices and plans, as well as talent management, including retention and inclusion.

Our Consumers	Our Communities	Our Associates	Our Environment

Focus on care that delivers better health outcomes	Focus on closing healthcare gaps in the diverse communities we serve	Foster an inclusive and trusting environment where all associates have the opportunity to succeed	Focus on the future well-being of the world around us

Annual Impact Report
Our annual Impact Report provides information on the positive impact we make on our consumers, communities, associates and the environment. This report is prepared in accordance with the Sustainability Accounting Standards Board (“SASB”) and Task Force for Climate-Related Financial Disclosures (“TCFD”) frameworks, and is available at https://ir.elevancehealth.com/annual-reports/. Our Governance Committee monitors our corporate social responsibility and environmental sustainability initiatives and performance.
UN Global Compact
Elevance Health is a signatory to the United Nations Global Compact, the world’s largest corporate sustainability initiative and a call to companies to align with universal principles on human rights, labor, environment and anti-corruption, and take actions that advance societal roles. We focus our corporate responsibility strategy on advancing the United Nations Sustainable Development Goals that we believe offer us the greatest opportunity for impact given their relevance to our business.

Our Consumers
We are focused on whole person care and are committed to creating a simpler, more accessible, more affordable and more equitable healthcare experience for our consumers. We advance innovative solutions that improve the everyday lives of our diverse consumer population.

66% of our healthcare spend in 2024 was in value-based care arrangements, over half of which was attributable to down-side risk arrangements	We are proud to lead the industry in NCQA Health Equity Accreditation Plus accreditations for our Medicaid plans	Sydney Health, our digital engagement platform, has over 18 million registered users

Improve Quality and Affordability of Healthcare
We continue to partner with healthcare providers to improve the quality and affordability of healthcare through value-based care models, with 66% of our 2024 healthcare spend tied to value-based care arrangements, over half of which (37% of spend) was attributable to down-side risk arrangements, where providers take on a portion of the financial risk if the costs of delivering care exceed agreed-upon targets. This model incentivizes providers to deliver high-quality, cost-effective care, aligning their financial outcomes with the health outcomes of our members. We are also focused on increasing the

2025 Proxy Statement	25

Corporate Governance
percentage of our consumers seeing a high-performing primary care provider to ensure strong cost and quality performance. At the end of 2024, we saw a 1.9% year-over-year improvement in consumers attributed to high-performing providers.
These value-based care models drove strong improvements in quality of care received. For example, our Medicare Advantage plan members in value-based programs in 2023 experienced higher quality scores than those not cared for by a value-based provider, including: 9.7% better colorectal cancer screening rates, 5.7% better breast cancer screening rates, 17.4% better blood pressure control rates and 18.2% better diabetes blood sugar control rates.
Improve Population Health
We are currently leading the industry in National Committee for Quality Assurance (“NCQA”) Health Equity Accreditation Plus accreditations, which recognize our values and ongoing efforts to develop solutions to improve population health. At the end of 2024, 21 of our Medicaid plans, serving over 90% of our Medicaid members, had earned the Health Equity Accreditation Plus accreditations. In addition, as of March 1, 2025, 21 of our Medicare plans, serving nearly 70% of our Medicare members, had earned the Health Equity Accreditation. The NCQA Health Equity Accreditation Programs give healthcare organizations an actionable framework for improving health equity. NCQA is a private, nonprofit organization dedicated to improving healthcare quality. More information on NCQA can be found at ncqa.org.
To reinforce our commitment to advancing population health, we engaged Business for Social Responsibility ("BSR"), an organization of sustainable business experts, to conduct an assessment, which was published in March 2024 and found that Elevance Health stands by its commitment to improve population health from the top down and is an example of how the health service industry can better align its initiatives and make better use of resources, technology, and influence to create a healthier U.S. population.
Improve Accessibility
Sydney Health, our digital engagement platform for health plan members, had over 18 million registered users in 2024, and nearly 50% of registered users engaged with Sydney Health in the fourth quarter of 2024. Sydney Health gives members access to virtual care services (including for primary care, urgent care, dermatology services and complex care management services), personalized health and wellness resources and benefit details—all in one place. In addition, 89% of our Medicare Advantage providers are connected to our HealthOS digital platform.

Our Communities
We are committed to improving lives and strengthening communities. Elevance Health and our associates have deep roots in the communities where we live and work, and our local ties are a key component of our whole health approach. We work closely with community organizations that create support networks. Using our extensive data, we also identify the resources needed to support local residents, including the people we serve, to ensure those resources can better meet local needs. The Elevance Health Foundation (our “Foundation”) assists in carrying out several of these initiatives.

Our Foundation surpassed its three-year, $90 million commitment with over $97 million awarded to over 12,000 nonprofits over a three-year period	Over 280,000 volunteer hours (24% increase over 2023) and $7.9 million donated through our Associate Engagement Programs in 2024	Whole Health Index, our proprietary dynamic modeling tool, emphasizes population health by targeting and tracking improvements in community health

Improve Maternal-Child Health
We are dedicated to improving maternal health outcomes with member-focused initiatives, value-based provider strategies, predictive modeling and grants awarded through our Foundation. To date, our Foundation has awarded $30 million to 46 organizations as part of its plan to invest $30 million over a three-year period ended in 2024 to support programs that help women and their babies achieve optimal health and well-being. From a national partnership with March of Dimes to address maternity care deserts to local doula training programs and perinatal mental health support, all of our Foundation grants are working toward one of three goals: reducing pre-term birth, reducing maternal morbidity and mortality and/or reducing primary c-section rate.

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In 2024, the NCQA recognized our maternal health program, Obstetrics Practice Consultant, with the Health Innovation Award based on the program's implementation of leading-edge strategies that improve both quality and value, drive integration across the care delivery system and support person-centered care. The NCQA found that since the program’s inception, 33 obstetrics practice consultants have collaborated with more than 2,400 providers across 25 Medicaid markets, leading to a 5% reduction in total birth costs, a 5% saving in maternal first-year costs and a 10% saving in baby first-year costs.
Encourage Food as Medicine
Through our Community Connected Care social needs model, we are collaborating to address the social barriers to getting needed care, including access to nutritious food. Our Foundation also fulfilled its commitment to invest $30 million over a three-year period ended in 2024 to support programs that reduce the prevalence of chronic conditions by helping individuals reach optimal health through good nutrition. To date, we have awarded 51 grants toward this commitment, including $14 million for expanding our partnership with Feeding America, the nation’s largest domestic hunger-relief organization, to enhance its "Food is Medicine" program. The program supports 20 Feeding America member food banks as they collaborate with healthcare partners, with the goal of reducing chronic disease for hundreds of thousands of neighbors. Complementing this national grant are local programs that range from innovating long-term solutions for food security, to providing nutrition and health education. So far, 59% of grant participants have improved chronic conditions through food interventions.
Reduce Substance Use Disorder
We are working to expand access to behavioral healthcare and connect people with the support they need throughout their health journey, including in times of crisis. Our subsidiary, Carelon Behavioral Health, is committed to serving as a leader in crisis services and maintaining a focus on members of all ages with complex needs such as substance use disorder or serious mental illness. In addition, our Foundation exceeded its commitment to invest $30 million over the three-year period ended in 2024 by awarding $33.7 million to support 77 programs that address mental health, with an emphasis on Substance Use Disorder. These programs are working to advance population health, with a primary goal of improving the percent of people receiving alcohol and/or substance dependence treatment among the most socially vulnerable communities. These grants address an array of care and service options, including prevention and early intervention, crisis response and intervention, long-term intervention and community resources and recovery supports.
Improve Population Health
Our proprietary dynamic modeling tool, the Whole Health Index (the “WHI”), measures member health holistically with a single score that takes community, social, behavioral and physical drivers into account. We have calculated WHI scores for more than 45 million members across all business lines. This data informs our efforts to improve the health of our communities, with an emphasis on improving health for all. The WHI is a powerful tool to track health systematically over time and compare statistics for population segments based on age, rural/urban status, sex, race/ethnicity and more. The WHI enables us to see where larger scale investments and solutions are most needed and to work with community-based partners to coordinate engagement, outreach and support.
Affordable Housing Investments
As part of our focus to address unmet social needs, in 2024 we committed approximately $46 million to affordable housing projects, which will lead to the construction of more than 150 affordable housing units. Since 2006, we have committed nearly $910 million to affordable housing projects.

Our Associates
We are committed to fostering an inclusive and trusting environment where all associates have the opportunity to succeed. We believe the highest level of performance is achieved when strategy and culture are aligned. Therefore, shaping culture is a foundational element of our long-term strategy.

Our 2024 Culture & Leadership Survey showed that 92% of associates surveyed understand the importance of our whole health approach to serve our communities	For the fifth year in a row, we earned the Great Place to Work certification in 2024	We are a fair pay workplace. Among our U.S. associates, pay for both women and for people of color is within 1% of men and white associates, respectively

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Corporate Governance
Great Place to Work
We were first certified as a Great Place to Work at the end of 2020, based on feedback and input from a representative sampling of our associates about their work experiences at Elevance Health. In 2024, for the fifth year in a row, we earned the Great Place to Work certification. Building on that momentum, we were also recognized by Newsweek as one of America's Greatest Workplaces 2024 and as a Fortune 100 Best Companies to Work For, achieving a top three ranking in the large company category for Best Workplaces in Healthcare. We also were recognized on the 2024 Fortune Best Workplaces for Women and 2024 Fortune Best Large Workplaces for Millennials.
Culture and Inclusion
We are dedicated to attracting, developing, maintaining and supporting an inclusive workforce that fosters a sense of belonging for individuals with a wide range of backgrounds, life experiences and cultures. We believe that these varied experiences enhance our connection with our members, enabling us to serve our members and communities more effectively and driving business impact. Our initiatives in this area are led by our Chief Talent Officer, and our workforce embodies a multitude of dimensions, including skills, experiences, age, tenure, gender, race, ethnicity, physical abilities and geographic location.
Each year we conduct internal associate engagement surveys that provide our associates with an opportunity to share their opinions and experiences with respect to their roles, their teams and the Company, and we also offer online feedback tools. Our management team reviews, monitors and analyzes associate feedback and acts on responses to identify opportunities to adjust our policies and benefits to improve our associates’ experiences. Our 2024 Culture & Leadership Survey showed that 92% of associates surveyed understand the importance of our whole health approach to serve our communities.
Pay Equity
We are committed to a fair pay workplace. We were in the first cohort of companies certified by the Fair Pay Workplace (“FPW”), an independent certification that takes a holistic approach to pay equity, partnering to design an annual pay equity action plan that includes a perpetual review of all positions, new hires and promotions to effect meaningful, measurable change. This independent certification is based on a set of publicly available rules and standards and the endorsed methodology of a group of leading experts from forward-thinking corporations, academia, human resources, data science and the legal field. After partnering with and overseeing our review process examining pay equity for cash compensation, including base and short-term incentives, in December 2024, FPW again validated our analysis of our U.S. associate population, which found that pay for women is 99.2% of men, and pay for people of color is 99.8% of white associates, after taking into account neutral, job-related factors.
Development and Engagement
From an associate development perspective, we offer a robust catalog of career and leadership development opportunities, enabling the improvement of current skills and/or the development of new skills in preparation of future opportunities. In 2024, we invested a significant amount in human capital development, averaging approximately 27 hours of training and development per associate. In addition, over 20% of our U.S. workforce participated in our nine business resource groups, which provide associates meaningful opportunities to connect, collaborate and grow. These voluntary, associate-led communities, which are open to all of our associates, help foster an environment of inclusivity, respect and collaboration.
Our sustained commitment to these values has garnered external recognition that highlights our accomplishments in such areas as employment of veterans and people with disabilities and inclusive environments for all associates.

Our Environment
As part of our whole health approach, we recognize the impact the environment has on critical physical, behavioral and social drivers of health. We are committed to leading healthcare decarbonization efforts, better understanding the impacts of environmental exposures on health and healthcare costs and building resilient communities.

Received approval for our near-term science-based GHG emissions target through the Science-Based Targets Initiative (SBTi), aligned with a 1.5°C trajectory	Over 75% of our suppliers by spend have established their own science-based GHG reduction targets	Recognized on USA TODAY’s annual America’s Climate Leaders list for 2024

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Corporate Governance
We were proud to be recognized on USA TODAY’s America’s Climate Leaders list for 2024, ranking in the top 10 out of 400 organizations in “Core Emissions Reduction Year-over-Year” and “Core Greenhouse Gas Reduction”. In addition, we were recognized on TIME's World's Best Companies in Sustainable Growth 2025 list, ranking 5th out of over 100 companies in the U.S.
Healthcare Decarbonization
An essential component of our long-term sustainability strategy is getting to net zero greenhouse gas emissions, which means reducing carbon dioxide and other greenhouse gases from our direct operations and value chain to as close to zero as possible. Our near-term target is aligned with a 1.5°C pathway and was approved by the SBTi in 2024. This SBTi target includes our commitments to do the following: reducing absolute scope 1 GHG emissions by 46.2% by 2030 (from a 2019 base year), continuing active annual sourcing of 100% renewable electricity through 2030 and having 75% of our suppliers by spend establish their own science-based GHG reduction targets by 2028.
In 2024, we continued to source 100% renewable electricity for operations, engaged with over 75% of our suppliers by spend on setting their own science-based GHG reduction targets and sponsored the National Academy of Medicine Action Collaborative on Decarbonizing the U.S. Health Sector.
Better Understand Environmental Exposure Impacts on Health and Healthcare Costs
In 2023, we joined the National Commission on Climate and Workforce Health (the “Commission”), which aims to help employers better understand the growing threat that climate change poses to human health and to take the necessary steps to build climate-resilient workforces. Through our work on the Commission, we have helped develop educational resources focused on protecting employees from extreme heat, fortifying workers against unhealthy air quality and addressing the mental health impacts of our changing climate.
In addition, we are conducting studies assessing environmental exposure impacts on health and healthcare costs. For example, we are studying the impacts of extreme heat and wildfire smoke, leveraging national datasets on temperature and wildfire smoke to estimate the relationship between changes in a member’s environment and their cost-of-care and utilization.
Building Resilient Communities
Elevance Health and our more than 100,000 associates have deep roots in the communities where we live and work, and during times of disaster, we all come together to support our colleagues, members and communities. For example, in response to Hurricanes Helene and Milton, Elevance Health and the Foundation provided $1 million in new grants to support impacted areas. In addition to our strategic nonprofit partnerships designed to improve community preparedness, response and recovery during and after disasters, our local health plans and associates are quick to help. More than 2,100 associates personally donated to relief efforts in 2024. Additionally, associates rolled up their sleeves to assemble hygiene kits, sponsor emergency relief drives and deliver resources to communities in need.
Code of Conduct
We have adopted a Code of Conduct (the “Code”) for our directors, executive officers and other associates. The purpose of the Code is to focus on areas of ethical risk, provide guidance in recognizing and dealing with ethical issues, provide mechanisms to report unethical conduct and help foster a culture of honesty and integrity. By understanding and following the Code, our associates help safeguard our integrity and reputation as an ethical, caring company. The Code is posted on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.
Everyone is required to act in accordance with the requirements of the Code. Waivers of the Code for any director, our Chair, our President and CEO, our CFO and our other executive officers may only be made by the Board or by a Board committee composed of independent directors. Any such waiver and any amendment to the Code will be posted on our website at https://ir.elevancehealth.com/corporate-governance/. During 2024, there were no waivers of the Code for any of our directors, our Chair, our President and CEO, our CFO or any of our other executive officers.

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Corporate Governance
Shareholder Engagement
Building positive relationships with our shareholders is critical to our long-term success. For this reason, we spend significant time meeting with our shareholders, listening to their concerns and responding to their feedback. As described below, we engaged with our largest shareholders, representing a majority of our outstanding shares of common stock in the aggregate, through our robust outreach and engagement program in 2024. We value our relationship with our shareholders and believe that we strengthen our ability to lead the Company by constructively discussing our business and strategy.

Spring	Summer

•Publish annual Proxy Statement
•Active outreach with our largest shareholders to discuss important items to be considered at our Annual Meeting of Shareholders
•Shareholder feedback is shared with the Board and Board committees
•Hold our Annual Meeting of Shareholders
•Review voting results of our most recent Annual Meeting of Shareholders •Evaluate proxy season trends, corporate governance leading practices and peer company practices

Winter	Fall

•The Board uses feedback from our engagement meetings in its review of governance and compensation practices for the coming year
•Begin drafting the Proxy Statement and consider disclosure improvements based on engagement feedback

•Active outreach with our largest shareholders to discuss corporate governance, executive compensation, strategy, environmental and social matters and other items of interest
•Shareholder feedback is shared with the Board and Board committees

Year-Round
•Regular meetings and calls with shareholders to discuss our strategic plan, consolidated business results and capital structure and other topics of interest to shareholders	•Quarterly earnings calls •Numerous investor conferences •Biennial investor day

We were pleased that our shareholders overwhelmingly approved the non-binding advisory vote on our executive compensation in 2024, with approximately 92% of votes cast voted in favor of the proposal. Nevertheless, we continue to examine our executive compensation program to ensure alignment between the interests of our executive officers and our shareholders.
Communications with the Board
Anyone wishing to communicate with the Board may do so:
•by email to boardofdirectors@elevancehealth.com; or
•by letter addressed to our Corporate Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204.
If your message is directed towards non-management directors or a specific director, please address it to the attention of the Chair of the Board at either of the above addresses. Our independent directors have established an approved process for handling communications. Depending on the content and context of your message, it will be distributed to the entire Board or to specific directors. Communications that are unrelated to the duties and responsibilities of the Board such as mass mailings, medical claims inquiries, job inquiries, surveys, business solicitations or advertisements are not distributed. In addition, material that is unduly hostile, threatening, illegal or similarly unsuitable is excluded, but any such unsuitable communication is made available to any director upon request.

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Corporate Governance
Board Structure
Board Leadership Structure
Elizabeth E. Tallett currently serves as the independent Chair of the Board and has held that position since 2018. The Board has appointed Ramiro Peru to serve as our independent Chair of the Board beginning on the date of the Annual Meeting, when Ms. Tallett will retire from the Board in accordance with our mandatory retirement age policy. The Board has the flexibility to establish a leadership structure that works best for the Company at a particular time. The Board reviews its leadership structure periodically to evaluate and make a determination regarding whether or not the roles of Chair of the Board and the CEO should be filled by the same person or by different persons based upon the current circumstances, taking into consideration, among other factors: the Board’s current composition; its director succession plan including upcoming director retirements and refreshment objectives, policies, practices and mechanisms to promote independent Board oversight of management; the specific needs of our business; the views of our shareholders; and trends in corporate governance relative to board leadership structure.
Our Board of Directors believes having independent Board leadership is an important component of our governance structure. Currently, the positions of Chair of the Board and CEO are held by two different people. When the positions of Chair and CEO are filled by the same person or when the Chair is not an independent director, our Corporate Governance Guidelines require that our independent directors elect a Lead Director annually, with responsibilities to aid in the independent oversight of management. There is currently no Lead Director because we have an independent Chair, and we will continue to have an independent Chair after Mr. Peru succeeds Ms. Tallett. The Board also recognizes the important leadership roles played by the Chair of each of the committees of the Board.
When the Chair of the Board is an independent director, the independent Chair has the following duties and responsibilities:
•presides at meetings of the Board (including executive sessions) and shareholders;
•serves as the liaison between the CEO and the independent directors;
•approves meeting agendas, schedules and materials for the Board;
•has the authority to call meetings of the Board and of independent directors; and
•is available upon request for consultation and direct communication with major shareholders.
Director Independence
Our Board has adopted standards to assist it in making determinations of independence and determining whether or not a director or director nominee has a material relationship with us. These standards are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/. Our Board has determined that all of our directors and director nominees, other than Ms. Boudreaux, meet these standards, have no material relationship with the Company and are “independent” as defined by the New York Stock Exchange (“NYSE”) listing standards and the rules of the SEC.
Board Meetings, Executive Sessions and Attendance
During 2024, the Board held six meetings. The independent directors generally meet in an executive session at both the beginning and end of each regularly scheduled Board meeting, with the Chair of the Board presiding over the sessions. Our Board committees also conduct executive sessions that are presided over by the Chair of the respective committees. Each director attended at least 75% of the meetings of the Board and of each committee on which they served during their tenure as a director or committee member in 2024.
Our policy is that Board members are expected to attend each Annual Meeting of Shareholders. All members of the Board attended the 2024 Annual Meeting of Shareholders.

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Corporate Governance
Standing Committees of the Board
There are four standing committees of the Board. From time to time, the Board, in its discretion, may form other committees. The following table provides membership information for each of the Board standing committees as of March 28, 2025, including each independent Chair.

Directors	Audit Committee	Compensation and Talent Committee	Governance Committee	Finance Committee
Gail K. Boudreaux
R. Kerry Clark				Chair
Susan D. DeVore
Robert L. Dixon, Jr.
Lewis Hay, III
Bahija Jallal			Chair
Antonio F. Neri
Ramiro G. Peru		Chair
Ryan M. Schneider	Chair
Deanna D. Strable
Elizabeth E. Tallett(1)
(1)Independent Chair of the Board
Set forth below are the primary responsibilities of each of the standing committees as described more fully in their charters, which are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.

Audit Committee
Principal Responsibilities:
•The Audit Committee represents and assists the Board in its oversight of our accounting, financial reporting and internal control over financial reporting.
•In its oversight of our financial statements and the independent audit thereof, the Audit Committee is responsible for the selection, evaluation and, where deemed appropriate, replacement of the independent registered public accounting firm (“Independent Auditor”), the evaluation of the independence of the Independent Auditor, and the selection of the Independent Auditor's lead engagement partner.
•The Audit Committee is responsible for assisting the Board in overseeing the processes by which we identify, assess, monitor and manage our exposure to major risks, including risks associated with our financial statements, strategies, information technology, security, compliance, privacy, ethics and reputation and other operational risks.
•The Audit Committee is responsible for the oversight of our ethics and compliance program and Code of Conduct. The Chief Compliance Officer facilitates our compliance program and reports independently to the Audit Committee. The Audit Committee regularly receives a detailed report from the Chief Compliance Officer regarding our compliance program activities.
See “Audit Committee Matters — Audit Committee Report” and “Corporate Governance — Board’s Role and Responsibilities — Board Role in Risk Oversight.”
The Audit Committee met separately at several meetings during 2024 with executive management (including the CFO), the Chief Accounting Officer, the Chief Internal Audit Executive, the Chief Risk Officer, the Chief Compliance Officer and the Independent Auditor.
The Board has determined that each of the members of the Audit Committee is “independent” as defined by the rules of the SEC and the NYSE listing standards. The Board has determined that each of the Audit Committee members is an “audit committee financial expert” as defined by the SEC’s rules.

Meetings in 2024: 8 Members: Ryan M. Schneider (Chair) R. Kerry Clark Lewis Hay, III Antonio F. Neri Deanna D. Strable

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Compensation and Talent Committee
Principal Responsibilities:
•The Compensation and Talent Committee assists the Board in discharging its responsibilities relating to compensation and benefits provided to our executive officers (which are determined by the Compensation and Talent Committee in its sole discretion), including overseeing an assessment of the risks related to our compensation policies and practices. See “Corporate Governance — The Board’s Role and Responsibilities — Board Role in Risk Oversight — Assessment of Compensation-Related Risks.”
•The Compensation and Talent Committee sets the compensation level of our CEO and other executive officers based on an evaluation of the executive’s performance in light of our goals and objectives.
•The Compensation and Talent Committee may take into consideration when setting the compensation levels of the executive officers (other than the CEO) any recommendations of the CEO with respect to the other executive officers.
•In addition, the Compensation and Talent Committee has engaged Willis Towers Watson US LLC (“WTW”), an outside compensation consultant, to assist in the evaluation of CEO and executive officer compensation, as authorized under its charter. Reporting directly to the Compensation and Talent Committee, WTW participates regularly in Compensation and Talent Committee meetings, reviews the Company's executive compensation strategy and programs to ensure appropriateness and market-competitiveness and advises on compensation trends and best practices. The Compensation and Talent Committee assessed the independence of WTW pursuant to, and based on the factors set forth in, the SEC’s and NYSE’s rules and concluded that no conflict of interest exists that would prevent WTW from independently advising the Compensation and Talent Committee.
•The Compensation and Talent Committee monitors our programs and practices related to workforce inclusion.
Compensation Committee Interlocks and Insider Participation:
All members of the Compensation and Talent Committee are “non-employee directors” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and “independent” within the meaning of the NYSE listing standards. None of the Compensation and Talent Committee members is or has been an officer or employee of the Company or, during 2024, was involved in a related person transaction requiring disclosure under Item 404 of Regulation S-K. During 2024, none of our executive officers served as a member of the board of directors or compensation committee of any other company that had an executive officer serving on our Board or our Compensation and Talent Committee.

Meetings in 2024: 4 Members: Ramiro G. Peru (Chair) Susan D. DeVore Robert L. Dixon, Jr. Bahija Jallal Elizabeth E. Tallett

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Corporate Governance

Governance Committee
Principal Responsibilities:
•The Governance Committee assists the Board in discharging its responsibilities relating to Board composition and evaluations, non-employee director compensation and corporate governance by identifying and recommending individuals for nomination as members of the Board, recommending to the Board the overall non-employee director compensation policy and developing and recommending to the Board a set of corporate governance guidelines.
•The Governance Committee also is responsible for reviewing, at least annually, our political strategy, contributions and activities, including our Political Contributions & Related Activity Report, and overseeing compliance with our policies and procedures regarding political contributions and activities.
•In addition, the Governance Committee monitors our corporate social responsibility and environmental sustainability initiatives (including climate-related matters) as set forth in our annual Impact Report, which is prepared in accordance with the SASB framework.
•The Governance Committee has directly engaged Compensation Advisory Partners LLC (“CAP”), an outside compensation consultant, to assist in the evaluation of director compensation, as authorized under its charter. CAP reports directly to the Governance Committee. During 2024, CAP advised the Governance Committee with respect to director compensation trends and leading practices, plan design and the reasonableness of director compensation. CAP does not provide any other services to the Company. The Governance Committee assessed the independence of CAP pursuant to, and based on the factors set forth in, the SEC’s and NYSE’s rules and concluded that no conflict of interest exists that would prevent CAP from independently advising the Governance Committee.
The Board has determined that each of the members of the Governance Committee is “independent” as defined by the NYSE listing standards.

Meetings in 2024: 4 Members: Bahija Jallal (Chair) Antonio F. Neri Ryan M. Schneider Deanna D. Strable Elizabeth E. Tallett

Finance Committee
Principal Responsibilities:
•The Finance Committee assists the Board in fulfilling its responsibilities related to our capital structure, financial policies, financing strategies and financial condition.
•The Finance Committee is responsible for approving our annual capital plan and reviewing the issuance and retirement of debt and other securities and our credit facilities, as well as reviewing investment and financial risk management strategies.
•The Finance Committee provides guidance to the Board on significant policies and matters of financial corporate governance, including our use of capital, dividend policy, share repurchase program and credit ratings.
•The Finance Committee reviews our external insurance risk management program and insurance coverage.
•The Finance Committee also reviews proposed material mergers, acquisitions and divestitures, approving certain of these transactions subject to Board delegation, and reviews the performance of completed material mergers, acquisitions and divestitures.
The Board has determined that each of the members of the Finance Committee is “independent” as defined by the NYSE listing standards.

Meetings in 2024: 7 Members: R. Kerry Clark (Chair) Susan D. DeVore Robert L. Dixon, Jr. Lewis Hay, III Ramiro G. Peru

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Corporate Governance
Board Practices, Processes and Policies
Corporate Governance Policies and Practices
Our corporate governance policies reflect our goal of adopting leading governance practices to promote a high level of performance from the Board and management. We believe our corporate governance practices promote the long-term interests of our shareholders and strengthen Board and management accountability.
Among the practices we adhere to are the following:

Board Independence	•Independent Chair of the Board •Ten out of eleven directors are independent •Only independent directors serve on the Audit, Compensation and Talent, Governance and Finance Committees

Board Composition
•Balanced director tenure, with the average tenure being approximately 9.1 years
•Board composition is also diverse in age, geographic location, skills and experiences
•Five out of eleven directors are female
•Four out of eleven directors are racially or ethnically diverse

Shareholder Rights
•Proxy access for shareholder-nominated director nominees
•Majority voting for uncontested director elections, with directors who fail to receive a majority vote required to tender their resignation for consideration by the Board
•No supermajority voting requirements in our Articles of Incorporation
•Opted out of the Indiana Control Share Acquisition Statute
•Shareholders have the right to call a special meeting of shareholders
•Shareholders can amend our Bylaws, except for those provisions required by our licenses with the BCBSA
•Long-standing practice of shareholder engagement on governance, compensation and sustainability issues

Other Leading Governance Practices
•Annual Board, committee and individual director performance evaluations, including evaluations led by an external party
•Board oversees director refreshment and succession planning and executive officer succession planning, addressing both emergency and long-term succession
•Director nominees are not eligible for election if 73 years of age or older as of the March 1st immediately prior to the Annual Meeting of Shareholders at which his or her nomination will be submitted for shareholder approval; no exemptions or waivers are permitted for this eligibility requirement
•Directors may not serve on more than three other public company boards; any director who is a CEO of a public company (including our CEO) may not serve on more than one other public company board
•Rotation of lead partner of our Independent Auditor at least every five years
•The Board and its committees have the authority to engage consultants and advisors at our expense
•Executive sessions of independent directors are generally held at each regularly scheduled Board meeting
•Strong compensation governance practices as discussed in the Compensation Discussion & Analysis
•Board and committee oversight of risk, including risks relating to financial reporting, compensation practices and cybersecurity
•The Board encourages directors to participate in continuing education programs and reimburses directors for the expense of such participation
•Several avenues for shareholders to communicate with the Board and management, including periodic investor days, earnings release conference calls and a dedicated email address for the Board

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Corporate Governance
Due to our existing contractual obligations with the BCBSA, we are required to maintain a classified board structure. Our Articles of Incorporation provide that we will declassify the Board if the BCBSA requirement for a classified board is no longer applicable to us.
Current versions of the following documents are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.

Governance Documents at ir.elevancehealth.com	•Articles of Incorporation •Bylaws •Corporate Governance Guidelines •Standards of Independence •Code of Conduct •Board Committee Charters •Political Contributions & Related Activity Report
We will continue to assess and refine our corporate governance practices and share them with you.
Director Evaluation Process
Board, committee and individual director evaluations play a critical role in ensuring the effective functioning of our Board. Each year our Board conducts a rigorous evaluation process, including an evaluation of the full Board, committee evaluations, director self-evaluations and peer evaluations. The evaluation process is multi-faceted and can be summarized as follows:

Solicitation
Board, committee and individual director performance evaluations:
•Board evaluation is facilitated by the Chair of the Governance Committee and an external party
•Individual director assessments are facilitated by an external party
•Committee evaluations are conducted for each of the committees upon which directors serve

Evaluation and Assessment
Directors provide feedback regarding the Board, committees and peers:
•Evaluation of Board membership
•Exploration of Board member behaviors as compared to those of effective boards
•Assessment of meetings, materials and Board deliberations
•Examinations of key functions, including those that maximize shareholder value

Board Review
•Summary of Board and committee evaluations, in addition to individual director feedback, provided to the Board
•Chairs of each of the committees lead a discussion of committee evaluation results
•External party communicates the results of the individual director assessments to the Board and to the individual directors

Incorporation of Feedback	•Follow-up items are addressed at subsequent Board or committee meetings •As appropriate, Board and committee action plans are prepared to address any issues
Director Orientation and Continuing Education
All new directors on our Board receive an orientation to the Company and training that is individually tailored, taking into account the director’s experience, background, education and committee assignments. Our new director orientation program is led by members of senior management, in consultation with the Chair of our Board, and covers a review of our business segments, strategic plans, financial statements and policies, risk management framework, regulatory matters, internal and external auditors, corporate governance and key policies and practices (including our Code of Conduct), as well as the roles and responsibilities of our directors.
Continuing education occurs at Board and committee meetings, with specific topics of interest covered by management or outside experts. Information on director education programs that might be of interest on developments in our industry, corporate governance, regulatory requirements, the economic environment and other matters relevant to their duties as a director of our Company are made available to directors. The Board encourages directors to participate in continuing education programs and reimburses directors for the expense of such participation.

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Corporate Governance
Review and Approval of Transactions with Related Persons
Policy
The Board has adopted a written policy and procedures for the review, approval and monitoring of transactions involving us and “related persons” (directors and executive officers, shareholders owning five percent or greater of our outstanding common stock or their immediate family members). The policy covers any transaction in which we are a participant that involves amounts exceeding $120,000 in any calendar year and in which a related person has or will have a direct or indirect interest (other than solely as a result of being a director or a less than ten percent beneficial owner of another entity), and provides that the Governance Committee shall prohibit any such transaction if it determines it to be inconsistent with the interests of the Company and our shareholders.
Related person transactions must be approved or ratified by the Governance Committee. In considering the transaction, the Governance Committee will take into account, among other factors it deems appropriate, whether the terms of the transaction are no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction. The policy includes several categories of standing pre-approved transactions, including, but not limited to, transactions involving competitive bids, certain banking-related services, certain transactions involving amounts not in excess of the greater of $1 million or 2% of the other company’s total annual gross revenues and ordinary course transactions under $750,000. The Governance Committee periodically reviews and assesses ongoing transactions to confirm that the transactions comply with the Governance Committee’s guidelines and remain appropriate.
Current Transactions
In the ordinary course of business, we may, from time to time, engage in transactions with other companies whose officers or directors are also our directors or are immediate family members of our directors. Transactions with such companies are conducted on an arm’s length basis, and in 2024, all of these transactions came within the pre-approval procedures of the Governance Committee consistent with the above policy, or the Governance Committee determined that the director did not have a material direct or indirect interest in the transaction.
Compensation of Non-Employee Directors
Process
The compensation of our non-employee directors is paid in the form of annual retainers for Board members and committee chairs and annual stock awards. An annual retainer is also paid when the Chair of the Board is not an employee or there is a Lead Director. In addition, pro-rata stock awards are granted to non-employee directors who join the Board mid-year. Our 2024 compensation for non-employee directors was as follows:

Compensation Element	2024
Annual Retainer – Cash Portion	$125,000
Annual Retainer – Company Stock Portion	$210,000
Annual Committee Chair Retainers	$30,000
Annual Retainer for Non-Executive Chair of the Board	$260,000
Annual Retainer for Lead Director (if any; not applicable in 2024)	$50,000
In addition, we will pay the cost of an annual physical for each of our non-employee directors.
Ms. Boudreaux, as an employee director, does not receive any compensation for her service as a director. Ms. Boudreaux’s 2024 compensation is shown in the Summary Compensation Table.

2025 Proxy Statement	37

Corporate Governance
Directors’ Compensation Table
The compensation actually paid to our non-employee directors for service during 2024 was as follows:

Name	Fees Earned or Paid in Cash ($)(1)		Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
R. Kerry Clark	$155,484		$209,516	$10,000	$375,000
Susan D. DeVore	$125,484		$209,516	$10,000	$345,000
Robert L. Dixon, Jr.	$125,484		$209,516	$17,613	$352,613
Lewis Hay, III	$125,484		$209,516	$10,000	$345,000
Bahija Jallal	$155,484	(4)	$209,516	$27,613	$392,613
Antonio F. Neri	$125,484		$209,516	$17,613	$352,613
Ramiro G. Peru	$155,484		$209,516	$27,613	$392,613
Ryan M. Schneider	$155,484	(4)	$209,516	$11,374	$376,374
Deanna D. Strable	$125,484		$209,516	$10,000	$345,000
Elizabeth E. Tallett	$385,484	(4)	$209,516	$10,000	$605,000
(1)In addition to annual Board and committee retainer fees, amounts include $483.88 paid in cash to each non-employee director, which represents cash payments in lieu of issuing fractional shares in connection with the annual grant of phantom shares of our common stock received on the date of our Annual Meeting.
(2)The amounts in this column reflect the grant date fair value of stock awards issued to each non-employee director during the year ended December 31, 2024, in accordance with Accounting Standards Codification Topic 718, “Compensation — Stock Compensation” (“ASC 718”). Each non-employee director received 388 deferred shares of our common stock for the annual retainer grant of shares of our common stock on the date of our Annual Meeting (May 15, 2024). The deferred shares will be converted into common stock upon the lapse of the deferral period. See also “— Board Equity Compensation and Stock Ownership Guidelines.” The grant date fair value for the 2024 stock awards is calculated by multiplying the closing price of our common stock on the NYSE on the date of grant by the number of shares in the stock award. As of December 31, 2024, each non-employee director had the following number of deferred shares under our Board of Directors’ Deferred Compensation Plan (“Board Deferred Compensation Plan”) for all years of service as a director:

Director	Deferred Shares (as of 12/31/24)
R. Kerry Clark	9,039
Susan D. DeVore	1,701
Robert L. Dixon, Jr.	2,477
Lewis Hay, III	10,906
Bahija Jallal	3,434
Antonio F. Neri	2,477
Ramiro G. Peru	2,477
Ryan M. Schneider	2,477
Deanna D. Strable	1,045
Elizabeth E. Tallett	10,291
No non-employee directors currently have any stock options outstanding. The deferred shares for each director are included in the “Security Ownership of Certain Beneficial Owners and Management — Stock Held by Directors, Nominees and Executive Officers” table on page 76.
(3)Includes: (i) matching charitable contributions made by our Foundation on behalf of Mses. DeVore, Jallal, Strable and Tallett and Messrs. Clark, Hay and Peru (see “— Matching Gift Program”); and (ii) dividend equivalents paid on directors’ deferred shares that vested in 2024 of $17,613 each to Messrs. Dixon, Neri and Peru and Ms. Jallal, and $11,374 to Mr. Schneider. This column does not include perquisites received by a director to the extent the amount of all such perquisites received by such director was less than $10,000.
(4)All of Ms. Jallal’s and Mr. Schneider's and 50% of Ms. Tallett’s 2024 cash compensation was deferred by each pursuant to the Board Deferred Compensation Plan, other than amounts paid in cash in lieu of a fractional share.

38

Corporate Governance
Elevance Health Board of Directors’ Deferred Compensation Plan
Cash fees paid to directors may be deferred under the Board Deferred Compensation Plan, which provides a method of deferring payment until a date selected by the director. Deferred cash fees accrue interest at a declared interest rate, which is determined on January 1 of each year and is the average of the 10-year U.S. Treasury Note monthly average rates for the 12-month period ending on September 30 of the previous year, plus 150 basis points, but not to exceed 120% of the applicable federal long-term rate, with compounding. Fees paid to non-employee directors in our common stock may also be deferred under the Board Deferred Compensation Plan for a period longer than the minimum deferral period discussed below, with the cash dividends accruing during the deferral period and paid in cash at the end of the deferral period. Fees paid in stock and deferred under the Board Deferred Compensation Plan are distributed in stock pursuant to their election under the plan.
Matching Gift Program
Directors are eligible to participate in our Foundation matching gift program. Under this program, our Foundation matches 100% of charitable donations to qualified entities up to a maximum of $10,000 per year for each director.
Board Equity Compensation and Stock Ownership Guidelines
For 2024, each non-employee director received, subject to the deferral described below, an annual grant on the date of our Annual Meeting of Shareholders of the number of shares of our common stock equal to $210,000, with the amount of any fractional share paid in cash. In 2024, each non-employee director received 388 deferred shares based on the market price of $539.99 per share pursuant to this grant. Each grant of common stock is deferred for a minimum of five years from the date of grant (or in the case of grants made after the Annual Meeting of Shareholders, five years from the date of the Annual Meeting of Shareholders that immediately precedes the date of grant). The shares of common stock, along with the cash dividends accrued thereon, will not be distributed until the earlier of the expiration of such deferral period or the date on which a director ceases to be a member of the Board.
In addition, each non-employee director has an obligation to own at least $625,000 of our common stock by no later than the fifth anniversary of the date such director became a member of the Board. For the purpose of this requirement, all shares directly owned and deferred shares are included in the calculation. Each of our non-employee directors owned sufficient shares to either meet, or be on track to meet, his or her ownership requirement as required under the guidelines, based on the average closing price of $494.48 during 2024.

2025 Proxy Statement	39

Executive Compensation

PROPOSAL 2 Advisory Vote to Approve the Compensation of Our Named Executive Officers

We are asking our shareholders to indicate their support for our NEOs’ compensation as described in this Proxy Statement and in compliance with Section 14A of the Exchange Act.
Our executive compensation program is designed to attract, engage, motivate and retain a talented team of executive officers and to appropriately reward those executive officers for their contributions to our business, our consumers and our shareholders. Our Total Rewards program emphasizes performance-based compensation, and the majority of our CEO’s and other NEOs’ compensation is variable based on overall long-term Company performance. Our Total Rewards program contains financial and strategic goals, and the value of equity-based awards will depend on our long-term stock price performance. In considering your vote, we invite you to read the “Compensation Discussion & Analysis” beginning on page 41, along with the tables and narrative discussion that follow, for additional details about our executive compensation program and the fiscal year 2024 compensation of our NEOs.
This proposal gives our shareholders the opportunity to express their views on our NEOs’ compensation (“Say-on-Pay”). The Say-on-Pay vote is not intended to approve any specific item of compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we recommend that our shareholders vote “for” the following resolution at the Annual Meeting:
“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s Proxy Statement for the 2025 Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion & Analysis, the compensation tables and the other related disclosures.”
The Say-on-Pay vote is advisory, and therefore not binding on the Company, our Compensation and Talent Committee or our Board. Our Board and our Compensation and Talent Committee value the opinions of our shareholders, and to the extent there is any significant vote against the NEOs’ compensation as disclosed in this Proxy Statement, we will consider our shareholders’ concerns and our Compensation and Talent Committee will evaluate whether any actions are necessary to address those concerns.

The Board of Directors unanimously recommends a vote FOR Proposal 2, the advisory vote to approve the compensation of our Named Executive Officers.

40

Executive Compensation
Compensation Discussion & Analysis
This Compensation Discussion & Analysis (“CD&A”) describes our executive compensation program, our pay-for-performance compensation philosophy, the emphasis on creating long-term shareholder value and the methodology and governance process the Compensation and Talent Committee (the “Committee”) used to align compensation-related actions to Company performance in 2024. Also included are highlights of changes we have made to select programs in 2025 that are consistent with our philosophy and executive compensation objectives.
The CD&A focuses on our CEO, our CFO, and our three other most highly compensated continuing executive officers for 2024 (our “NEOs”), who are:

Gail K. Boudreaux	Mark B. Kaye	Peter D. Haytaian	Felicia F. Norwood	C. Morgan Kendrick, Jr.

President and Chief Executive Officer (CEO)	Executive Vice President and Chief Financial Officer (CFO)	Executive Vice President and President of Carelon and CarelonRx	Executive Vice President and President of Government Health Benefits	Executive Vice President and President of Commercial and Specialty Health Benefits

Executive Summary
Executive Compensation Philosophy and Program Objectives
The Committee oversees the compensation program for our executive officers, including our NEOs, and determines their compensation. Our executive compensation program, which we refer to as Total Rewards, is designed to:
•Attract, engage, motivate, retain and appropriately reward executives for their contributions to our business, our consumers, our associates and our shareholders.
•Closely align executive interests and rewards with the interests of our shareholders.
•Demonstrate the commitment of our Company and our Board to integrate the interests of our stakeholders (consumers, shareholders, providers and associates) with our practices and executive rewards.
•Drive the achievement of the Company’s purpose, values and strategy.
•Deliver compensation that is commensurate with Company and individual performance within the context of the external market.

Our Total Rewards program is intended to be generally consistent in design and in aggregate size with market and good corporate governance practices	We consider both external competitiveness and internal equity in the operation and administration of our program	These objectives are extended beyond the executive ranks to include all associates and are intended to promote the Company’s culture, as well as enhance teamwork and equitable treatment

A foundation of our strategy is to deliver on our commitments to those we serve as a lifetime, trusted health partner. It is important that pay for our most senior leaders reflects their performance in delivering on those commitments.

2025 Proxy Statement	41

Executive Compensation
To further these objectives, our Total Rewards program aligns to and emphasizes the long-term performance of the Company by focusing on our purpose, our strategy and our values:

Purpose Improving the Health of Humanity

Strategy Framework

Investing in our talent	Transforming our business model	Executing on growth opportunities	Enabling care providers

Advance, mobilize, and retain key talent that is fit for purpose with our evolving business needs	Rebuild processes end-to-end and deploy digital and AI to fundamentally transform our business and simplify how we serve consumers and care providers	Expand beyond our Blue markets and integrate new businesses into our health plans and Carelon to improve quality and lower cost for customers	Be an active partner, going beyond the contract to create a real impact on health - together

Culture Connected to Strategy

Values

42

Executive Compensation
2024 Performance Highlights
Elevance Health navigated a challenging and dynamic operating environment in 2024, taking strategic actions to deliver operational efficiencies and appropriately manage cost of care issues facing the industry. We invested to position Elevance Health for strong growth over the long term, including diligently executing on our growth strategy across our health benefits business, making significant progress in scaling for growth in Carelon, our health services division, and expanding our CarelonRx pharmacy customer base while diversifying its value proposition. In 2024, we completed the acquisitions of a home healthcare company and an ambulatory and home infusion services company, and also partnered to create a national care delivery platform focused on expanding access to comprehensive primary care, all of which continued to expand our healthcare services and capabilities.

Members	45.7 Million
Cash Dividends Paid	$6.52 per share (up 10.1% from 2023)
Income before Income Taxes	$7.9 Billion
Operating Gain*	$7.9 Billion
Returned to Shareholders	$4.4 Billion through share repurchases and dividends

* Please refer to the GAAP reconciliation table in Annex A for the reconciliation of these measures to GAAP.

2025 Proxy Statement	43

Executive Compensation
Compensation Governance Practices
The Committee maintains what it believes are leading practices for executive compensation, each of which reinforces the Company’s compensation philosophy and objectives. Below is a summary of these practices:

What We Do
Rigorous establishment and oversight of incentive measures, goals and pay/performance relationship

Align executive compensation with shareholder returns through a mix of variable and fixed compensation that is heavily weighted toward variable, long-term performance-based compensation, with caps on AIP and PSU payouts

Include a combination of financial, non-financial and operational goals in our AIP to provide a holistic picture of enterprise performance

Significant director and executive stock ownership requirements and holding restrictions

Clawback policy for executive officers’ incentive compensation, including for reputational harm

Double-trigger change-in-control provisions

No dividends paid on stock units until they vest

Limited executive perquisites

What We Do Not Do
No backdating, re-pricing, discounting, reloading or replacing of stock options or stock appreciation rights without shareholder approval

No change-in-control excise tax gross-ups

No short sales, hedging or pledging of our stock is permitted by any director or executive officer

No compensation plans which encourage excessive risk-taking

Shareholder Engagement and Recent Say-on-Pay Results
We have a longstanding practice of engaging with our shareholders on executive compensation matters. During 2024, our management engaged with our largest shareholders, representing a majority of our outstanding shares of common stock, and offered to and did discuss a broad range of topics, including executive compensation. The Committee considers comments and input provided by shareholders when determining the compensation of our NEOs.

At the 2024 Annual Meeting of Shareholders, approximately 92% of votes cast were voted in favor of the proposal on the advisory vote on the compensation of our NEOs, commonly referred to as the “Say-on-Pay” vote.

When determining how often to hold Say-on-Pay votes, the Board took into account the strong preference for an annual vote expressed by our shareholders at our 2023 Annual Meeting. Accordingly, the Board determined that we will continue to hold annual Say-on-Pay votes until the next say-on-pay frequency vote, which will be held at our 2029 Annual Meeting of Shareholders.
In addition, the Committee annually reviews reports from our independent compensation consultant regarding:
•market trends relating to the design of our Total Rewards program;
•outcomes from recent Say-on-Pay voting results and proxy advisor policy changes; and
•other market factors impacting executive compensation.

44

Executive Compensation
Compensation Decision-Making Process

Compensation Decision-Making Process and Key Considerations

á â

A Unified Approach to Bring Together Both External and Internal Resources to Make Well-Informed Compensation Decisions

á â

The Role of the Committee	Shareholder Outreach and Say-on-Pay Votes	The Role of the Independent Compensation Consultant	Market Assessment and Peer Practices	Internal Comparisons and the Use of Tally Sheets	The Role of Management

The Role of the Committee
The Committee reviews and approves all elements of Total Rewards for our executive officers, including the NEOs, including base salary levels and merit increases, annual short-term and equity-based long-term incentive plan design, performance measures and payouts, executive perquisites, stock ownership guidelines and other compensation-related governance policies. With respect to the CEO’s compensation, the Committee and the independent members of the Board evaluate the CEO’s performance against pre-established enterprise goals and her own personal goals, including leadership qualities. The Committee then determines the CEO’s pay. Compensation decisions for all NEOs are made as part of a unified process so that all components of pay are reviewed in concert with each other. This is intended to ensure that the Total Rewards package for the NEOs fits with our compensation philosophy and Company values and aligns with the interests of our shareholders.
Shareholder Outreach and Say-on-Pay Votes
As discussed on page 44, we regularly engage with our shareholders on a broad range of topics, including executive compensation. Additionally, the Committee reviews the results of our annual Say-on-Pay vote. These dialogues and Say-on-Pay votes provide valuable insight into understanding the interests and viewpoints of our shareholders, which are key considerations in the design and governance of our pay programs.
The Role of the Independent Compensation Consultant
The Committee has retained WTW since June 2021 as its independent compensation consultant to advise the Committee. At the Committee’s direction, WTW:
•Attends all regularly scheduled Committee meetings, including, when invited, executive sessions;
•Reviews the Company’s executive compensation strategy and programs to ensure appropriateness and market-competitiveness;
•Provides research, data analyses, pay benchmarking data for our comparator groups, survey information and design expertise in developing compensation programs and pay recommendations for executive officers;
•Regularly updates the Committee on market trends, changing practices and legislation pertaining to executive compensation and benefits;
•Facilitates and summarizes the CEO performance assessment conducted by the Board and provides information to facilitate compensation decisions for the CEO;
•Advises the Committee on the appropriate comparator groups for benchmarking compensation and benefits;
•Reviews the Company's compensation disclosure for the proxy statement, including pay versus performance; and
•Undertakes special projects at the request of the Committee or its chair.
Fees paid to WTW for executive compensation consulting services in 2024 totaled $212,847. In addition, our management purchased compensation surveys from WTW that management used to evaluate executive and non-executive jobs and

2025 Proxy Statement	45

Executive Compensation
retained WTW for health and benefits consulting services for an aggregate cost of $102,562 in 2024. Also, our management has retained WTW and its subsidiaries to provide non-executive compensation consulting services consisting of insurance brokering and marketing services for many years, and in 2024 we paid WTW and/or its subsidiaries non-executive compensation consulting fees and commissions totaling $177,542,598. These fees were related to the growth in sales of our insurance products through brokers, which were earned when customers of WTW and/or its subsidiaries chose our insurance products.
The representatives of WTW who provide executive compensation consulting services to the Committee have no involvement in the planning or delivery to the Company of any of the services unrelated to executive compensation and their work is covered under WTW's Conflicts of Interest Policy. As reported by WTW to the Committee, the total payments from the Company to WTW and/or its subsidiaries in 2024 represented less than 2% of WTW’s parent company’s annual revenue. Prior to engaging WTW, the Committee assessed, and on an annual basis thereafter, the Committee has reviewed, WTW’s independence pursuant to applicable SEC and NYSE rules and concluded that no conflict of interest exists with respect to the work WTW performs for the Committee.
Market Assessment and Peer Practices
The Committee has designed our executive compensation program to target total compensation (salary, target AIP award and the grant date fair value of equity awards) at the median for comparable positions in our two comparator groups. The Committee believes that our NEOs' total compensation is generally aligned with executive compensation levels and prevailing practices within these comparator groups.
Each year, with the assistance of WTW, the Committee reviews and considers potential updates to the composition of these two comparator groups. The first group consists of our direct industry peers. Due to the limited number of direct industry peers, the Committee also uses a second comparator group, which includes publicly-held companies in the Fortune 50 (excluding Elevance Health) with a similar amount of revenue (the “General Industry Group”).
For 2024, the Committee approved the following comparator groups:
2024 Compensation Comparator Groups

Direct Industry Group
Chevron Corporation
Citigroup Inc.
Comcast Corporation
ConocoPhillips
Costco Wholesale Corporation
CVS Health Corporation
Dell Technologies Inc.
Energy Transfer LP
Exxon Mobil Corporation
Federal Home Loan Mortgage Corporation
Federal National Mortgage Association
FedEx Corporation
Ford Motor Company
General Motors Company
Humana Inc.
Johnson & Johnson
JPMorgan Chase & Co.
Lowe’s Companies, Inc.
Marathon Petroleum Corporation

McKesson Corporation
Meta Platforms, Inc.
Microsoft Corporation
PepsiCo, Inc.
Pfizer Inc.
Phillips 66
Target Corporation
Tesla, Inc.
The Cigna Group
The Home Depot, Inc.
The Kroger Co.
The Walt Disney Company
United Parcel Service, Inc.
UnitedHealth Group Incorporated
Valero Energy Corporation
Verizon Communications Inc.
Walgreens Boots Alliance, Inc.
Walmart Inc.
Wells Fargo & Company

Centene Corporation CVS Health Corporation Humana Inc. The Cigna Group UnitedHealth Group Incorporated

General Industry Group
Alphabet Inc. Amazon.com, Inc. Apple Inc. Archer-Daniels-Midland Company AT&T Inc. Bank of America Corporation Berkshire Hathaway Inc. Cardinal Health, Inc. Cencora, Inc. Centene Corporation

Based on information provided by WTW when the Committee approved the revised group in October 2023, the median revenue of the General Industry Group for the year ended December 31, 2022 was ($ in millions):

Measure	Median of General Industry Group	Elevance Health	Percentile Rank
Revenue for the year ended 12/31/2022	$134,351	$156,599	57%
For 2025 executive compensation planning, the Committee made no changes to the direct industry comparator group or to the criteria for the General Industry Group, which continues to reflect the publicly held Fortune 50, excluding Elevance Health.

46

Executive Compensation
Comparisons and the Use of Tally Sheets
In determining compensation for 2024, the Committee evaluated prior year compensation and actions to assess year-over-year pay changes in relation to performance and internal equity factors, including considering how each executive's compensation aligns with their peers.
As additional context, when making pay decisions in early 2024, the Committee also reviewed comprehensive tally sheets for each NEO, which provided an overview of the last five years of compensation actions, realized equity and outstanding equity holdings (vested and unvested). Although tally sheets provide background information for the Committee, the Committee did not base any specific awards for 2024, or any modifications to our compensation program, on them.
The Role of Management
Our CEO and our other executive officers, including the NEOs, do not set their own compensation nor are they present when the Committee sets their specific individual compensation. The CEO provides input to the Committee regarding the duties and responsibilities of her direct reports and the results of her evaluations of their annual performance. The CEO, in conjunction with our Chief Human Resources Officer, reviews recommendations with the Committee’s independent compensation consultant regarding the compensation of the CEO's executive officer direct reports and then provides these recommendations and rationale to the Committee. Management also recommends to the Committee enterprise-wide financial and non-financial performance goals for use in our annual and long-term incentive plans.
Elements of Total Rewards
The following chart shows the primary components of our Total Rewards program for our executives, including our NEOs. Additional detail on each of these Total Rewards components can be found under the respective headings in this CD&A.

Primary Components	Strategic Purpose

Base Salary	•Fixed annual compensation designed to attract and retain key talent •Set with reference to scope of responsibility, experience, individual performance and the competitive market ä Page 48

Annual Incentive Plan
•Performance-based, and therefore variable, cash compensation designed to reward achievement of short-term business objectives
•Measures align to interests of shareholders to optimize profitability and include both financial and non-financial performance measures
•Awards may be adjusted, either up or down, to reflect individual performance
ä Page 49

Long-Term Incentive Plan Awards
•PSUs, which are performance-based and are earned over a three-year performance period
•Stock options that provide value with sustained stock price appreciation over the grant term
•Restricted stock units (“RSUs”) that time-vest and provide both retention and stock price appreciation incentives
ä Page 52

Broad-Based Benefits
•Participation in the same basic health and welfare benefits as other associates, although more highly paid associates, including NEOs, have a higher associate contribution (i.e., they pay more for their medical benefits than lower paid associates)
•Eligible for the same employer matching contribution rate provided to other associates under our broad-based Elevance Health 401(k) Plan (the “401(k) Plan”)
•Benefits are focused on promoting the health, well-being and financial security of all associates, including the NEOs
ä Page 54

Executive Benefits and Perquisites	•Limited perquisites and executive benefits that are market competitive •Designed to attract and retain key talent ä Page 54

2025 Proxy Statement	47

Executive Compensation
Primary Components of 2024 Target Compensation
The pay mix for our CEO and other NEOs during 2024 reflects our executive compensation philosophy that emphasizes performance-based compensation over fixed compensation. As reflected in the following charts, the mix of total target compensation granted in 2024 to our NEOs was heavily weighted toward performance-based and other long-term incentive compensation, with long-term incentive awards making up approximately 78% of 2024 total target compensation for our CEO and an average of 71% of 2024 total target compensation for our other NEOs.

CEO	Other NEOs
2024 Compensation Decisions
Base Salary
Base salary levels are set with reference to both comparator group market data and individual performance. Base salaries are reviewed annually by the Committee and may be adjusted as a result of updated comparator group market information and the CEO’s assessment of an executive’s role and performance contributions, including the executive’s demonstration of the Company’s core values.
Based on these considerations, the Committee did not increase the 2024 base salaries for any of our NEOs.

Name	2023 Base Salary	2024 Base Salary	% of Increase
Gail Boudreaux	$1,600,000	$1,600,000	—%
Mark Kaye	$900,000	$900,000	—%
Peter Haytaian	$950,000	$950,000	—%
Felicia Norwood	$950,000	$950,000	—%
Morgan Kendrick	$850,000	$850,000	—%

48

Executive Compensation
Annual Incentive Plan
2024 Plan Design, Performance Measures and Setting NEO Target AIP Awards
Our AIP is designed to recognize and reward NEOs for performance and results when the Company meets or exceeds annual performance goals established by the Committee. The 2024 AIP supports our focus on enhancing performance to achieve our purpose of improving the health of humanity and our strategy to be a lifetime, trusted health partner.
•Our NEOs are provided with a shared set of goals designed to promote strong financial performance, as well as our achievement of other strategic measures.
•We continue to include Adjusted Net Income and Operating Revenue as our financial metrics to maintain a focus on our core operating results and top-line growth that is balanced against non-financial measures to ensure appropriate focus on our strategic goals.
•Additionally, how our growth compares to our peers is important. To ensure we focus on this, our AIP includes a modifier for relative performance that is applied based on our Adjusted Net Income growth and Total Revenue growth compared to our direct industry comparator group (collectively with us, our “Peer Modifier Group”).
•We continue to include non-financial strategic measures through our Star Ratings, Consumer Effort and Improving the Health of Humanity performance measures, which include goals that address health disparities, community engagement and provider collaboration.
•The Committee believes the AIP performance measures strengthen our focus on financial results and align with our business strategy.
•Finally, while the Company uses defined performance measures and weightings to determine an overall funding level for the Company’s AIP bonus pool, individual AIP awards are not purely formulaic. In determining the amount of the actual AIP award to be paid to each NEO, the Committee considers the CEO’s recommendations for each NEO (excluding the CEO) and the NEO’s individual contribution toward reaching our pre-determined enterprise goals.
Annual Incentive Award Calculation
The annual incentive award is calculated as follows for all NEOs.

Base Salary (Eligible Earnings)	×	Target Incentive Percent	×	Enterprise Performance Dashboard Results as a % of Target	×	Relative Peer Modifier

+/–

Individual Performance Modifier

In the first quarter of each year, the Committee approves for each NEO an AIP target award expressed as a percentage of base salary actually paid during the year (eligible earnings). In setting the target award percentages for the NEOs, the Committee considers several factors, including comparator group market data, individual performance evaluations and internal equity. No changes were made to target award percentages in 2024 for any of the NEOs. Ms. Boudreaux's target award percentage remained at 200% and Mr. Kaye's, Mr. Haytaian's, Ms. Norwood's and Mr. Kendrick's targets remained at 120%.
The total potential payment under the AIP ranges from 0% to 200% of target. Each performance measure has specific quantifiable objectives aligned to a threshold payout of 30%, a target payout of 100% and a maximum payout of 200%.

2025 Proxy Statement	49

Executive Compensation
Determination of AIP Awards
Enterprise Performance Dashboard

Performance Measure	Weighting	Criteria and Strategic Importance
Adjusted Net Income
Our primary profitability metric with focus on Company financial performance
•Adjusted Net Income is used by management to evaluate our core operating results and is reported to our shareholders on a quarterly basis so they can understand and analyze our core operating results and compare them across performance periods
•Adjusted Net Income incorporates certain non-operating revenue and expenses, including net income from investments, interest on debt, and state and federal taxes, while excluding the impact of share count, which the Committee believes provides a more accurate measure of Company earnings against which to measure our growth for incentive purposes
•Target based on 9.9% growth across our business compared to 2023

Operating Revenue
Our primary financial growth metric
•Operating Revenue is a key measure used by management to evaluate growth in each of our reporting segments and is reported to our shareholders on a quarterly basis so they can understand and analyze our core operating results and compare them across performance periods
•Maintaining top-line revenue is a key component of our long-term growth plan
•Target based on sustained performance across our business from 2023 to 2024

Improving the Health of Humanity
Strategic measure focused on health and inclusion issues important to fulfilling our purpose to improve the health of humanity
•Addresses how we fulfill our purpose to improve the health of humanity through better health outcomes, and our commitment to and accountability for addressing health, community engagement and provider collaboration, which we believe will drive better business and community results
•This measure consists of the following metrics:
•High-Performing Providers: Increase the percentage of members with affinity to a high-performing primary care provider to ensure strong cost and quality performance by providers — Target is a 1.5 percentage point improvement compared to 2023
•Community Engagement: Improve the percentage of our associates involved in giving time or money to support community health activities — Target is a 1.0 percentage point improvement compared to 2023
•Maternal and Child Health: Improve the disparity between black moms and all moms (except black moms) for severe maternal morbidity and preterm birth rates measured on national performance — Target is a 5.0 percentage point improvement compared to 2023 for both measures
•The Committee reviews the overall achievement of these metrics in determining how we improved the health of our associates, members and community and assigns a final payout based on its assessment of actual quantitative results and the Committee's qualitative assessment of these results, as discussed in footnote 2 to the chart on the following page

Star Ratings
Strategic measure focused on achieving Medicare goals that most significantly improve clinical outcomes
•Increase the percentage of Medicare members in 4-Star or better plans, which will ensure members have access to improved clinical outcomes and will have a direct impact on Medicare revenue in 2026 and 2027
•Target is a 33.5 percentage point improvement compared to 2023

Consumer Effort
Member satisfaction measured by how easy it is to do business with Elevance Health
•Streamline consumer experience and improve service measured via consumer surveys
•Target is a 2.0 percentage point improvement compared to 2023

Total	100%

50

Executive Compensation
2024 AIP Results

Performance Measure	Target Performance	Actual 2024 Performance

Adjusted Net Income	$8,644 million	Missed Threshold $7,677 million(1)

Operating Revenue	$170,200 million	Exceeded Target $173,349 million(1)

Improving the Health of Humanity		Exceeded Target(2)
High-Performing Providers	1.5 Percentage Point Improvement compared to 2023	1.9 Percentage Point Improvement compared to 2023

Community Engagement	1.0 Percentage Point Improvement compared to 2023	7.5 Percentage Point Improvement compared to 2023

Maternal and Child Health	5.0 Percentage Point Improvement compared to 2023	6.9 Average Percentage Point Decline compared to 2023

Star Ratings	33.5 Percentage Point Improvement compared to 2023	Missed Threshold 2.0 Percentage Point Decline compared to 2023

Consumer Effort	2.0 Percentage Point Improvement compared to 2023	Missed Target 1.9 Percentage Point Improvement compared to 2023

(1)The AIP allows for adjustments to our results as reported to our shareholders for items the Committee believes distort views of management performance and items that, if not adjusted, might misalign management incentives. The Committee reviews each potential adjustment to determine whether to include or exclude. These adjustments include, but are not limited to, the cumulative effect of unplanned changes in accounting principles, extraordinary items and unusual or non-recurring gains or losses, changes in tax laws or rates, and results of, and costs of, significant acquisitions and dispositions. In determining the payout under the AIP for 2024, the Committee approved a $17.3 million decrease to our reported Adjusted Net Income related to 2024 acquisitions and an associated $1,855 million decrease to our reported Operating Revenue to reflect the exclusion of 2024 acquisition revenue.
(2)The Improving the Health of Humanity performance measure contains three quantitative metrics. The metrics and their results inform the Committee's qualitative discussion to determine the overall results for this performance measure. We exceeded target in two of the three metrics—significantly exceeding target in one of the metrics—leading the Committee to determine that overall we exceeded our goal to improve the health of our associates, members and communities and assessed our performance of this measure as above target.
Relative Peer Modifier
In 2024, we also measured our Adjusted Net Income growth and Total Revenue growth as compared to our Peer Modifier Group. Based on this relative performance, the Committee had the ability to adjust overall AIP funding by multiplying the calculated funding amount by 80% to 120%. The calculation of our relative Adjusted Net Income growth and Total Revenue growth is based on actual results for the first three quarters and analysts’ consensus for the fourth quarter of the year, adjusted for the impact of significant mergers and acquisitions.
We ended the year with a rank of 3rd out of the six companies in the Peer Modifier Group for Adjusted Net Income growth using the reported adjusted baseline of Elevance Health and our peers and a rank of 6th out of the same six companies for Total Revenue growth. Based on our relative performance on both measures, the Committee set the modifier at 92.5%.
Individual Performance Modifier
As discussed earlier, in determining the amount of the actual AIP award to be paid to each NEO, the Committee considers the CEO’s recommendations for each NEO (excluding the CEO) and the NEO’s contribution toward reaching our pre-determined enterprise goals. Based on the above considerations, the Committee may adjust the AIP award paid to a NEO upward or downward within the overall funding pool for the AIP.

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Executive Compensation
Final 2024 AIP Payout for NEOs
After setting the total AIP funding pool based on the factors as described above under "Determination of AIP Awards" and considering each NEO’s contributions toward reaching our enterprise goals as described above, the Committee approved the following 2024 AIP awards as shown in the Summary Compensation Table on page 58:

Name	Target AIP %	Target Award	Final Award	Final Payout as % of Target
Gail Boudreaux	200%	$3,200,000	$1,142,400	35.7%
Mark Kaye	120%	$1,080,000	$385,560	35.7%
Peter Haytaian	120%	$1,140,000	$406,980	35.7%
Felicia Norwood	120%	$1,140,000	$406,980	35.7%
Morgan Kendrick	120%	$1,020,000	$510,000	50.0%
Pursuant to the individual performance modifier, the Committee increased Mr. Kendrick’s AIP award to 50% of target in recognition of his performance as our Executive Vice President and President of Commercial and Specialty Health Benefits. Under Mr. Kendrick's leadership, our Commercial business delivered strong results in 2024, highlighted by a repricing initiative to align operating margins to our target range, resulting in a meaningful improvement in our Commercial business from post-pandemic lows. Additionally, our Commercial business exceeded its operating gain plan for the year across most business areas and achieved significant growth in the Individual market by adding approximately 275,000 consumers. No individual performance modifications were made to the other NEOs’ awards.
2025 AIP
For the 2025 AIP, the Committee has retained the same financial performance measures and weightings. The Committee replaced the non-financial performance measures with a Strategic Initiatives measure, which will measure the outcome of key transformation initiatives focused on improving the member, provider and associate experience. Each performance measure will continue to have a threshold payout of 30%, a target payout of 100% and a maximum payout of 200%. The Committee will continue to measure our Adjusted Net Income growth and Total Revenue growth against our Peer Modifier Group, and may adjust the relative Peer Modifier at its discretion based on relative changes in the price-to-earnings ratio of Elevance Health and the other companies in the Peer Modifier Group.
Long-Term Incentive Plan Awards
The Committee makes annual grants of long-term, equity-based incentives to focus executives on the Company’s longer-term financial and strategic objectives and to align the interests of executives with those of our shareholders. These awards are made under the terms and conditions of the Long-Term Incentive Plan. With the assistance of its independent compensation consultant, the Committee establishes the LTIP target opportunity and allocation among the different types of LTIP awards for each NEO based on such factors as competitive practice at companies in our comparator groups, the NEO’s position and scope of responsibility, the importance of retaining the services of the NEO, internal equity and the NEO’s opportunity to drive Company performance and contribute to the long-term success of the Company. Our 2024 LTIP awards consist of a combination of PSUs, stock options and RSUs, as described below, which did not change from 2023:

Award Type	Weighting	Key Features and Performance Measures
Performance Stock Units
Focus on sustained performance and profitable growth
•Opportunity to earn from 0% to 200% of target PSUs based on achievement of pre-established three-year (2024-2026) cumulative Adjusted Net Income (weighted 60%) and cumulative Operating Revenue (weighted 40%)
•Threshold, target and maximum performance goals are anchored on the Company’s long-term strategic plan and are critically important for driving long-term success by rewarding both top-line and bottom-line growth
•Cash dividend equivalents accrue during the vesting period but are only paid when the underlying PSUs vest and are distributed. Dividend equivalents are cancelled if the underlying units do not vest
•Actual payout level to be determined by the Committee following completion of the 2024-2026 performance period. Any shares earned vest on the third anniversary of the grant date

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Executive Compensation

Award Type	Weighting	Key Features and Performance Measures
Stock Options
Focus on sustained stock price appreciation
•Provide value only when our stock price increases over the exercise price (closing price of our common stock on the pre-established grant date)
•Have a term of 10 years
•Vest in three equal annual installments, beginning on the first anniversary of the grant date

Restricted Stock Options
Focus on stock value and executive retention
•Enable executives to build levels of stock ownership
•Vest in three equal annual installments, beginning on the first anniversary of the grant date
•Cash dividend equivalents accrue during the vesting period but are only paid when the underlying RSUs vest and are distributed. Dividend equivalents are cancelled if the underlying units do not vest

Generally, the Committee grants LTIP awards to associates, including the NEOs, on the first business day of March, which occurs after the release of our final earnings for the prior year. This permits material information regarding the Company’s performance for the prior fiscal year to have been disclosed to the public before equity-based awards are granted and provides a pre-established grant date each year.
The total grant date fair value of LTIP awards granted in 2024 to each NEO is shown in the following table:

Name	2024-2026 PSU Target Award Grant Date Fair Value	Annual Stock Options Grant Date Fair Value	Annual RSU Grant Date Fair Value	Total 2024 LTIP Granted
Gail Boudreaux	$8,400,021	$4,199,989	$4,200,011	$16,800,021
Mark Kaye	$2,750,096	$1,374,953	$1,375,048	$5,500,097
Peter Haytaian	$2,399,721	$1,199,997	$1,200,360	$4,800,078
Felicia Norwood	$2,399,721	$1,199,997	$1,200,360	$4,800,078
Morgan Kendrick	$2,150,166	$1,074,825	$1,075,083	$4,300,074
2022-2024 LTIP PSU Awards and Payouts
In February 2025, the Committee approved a payout of 95.1% of target based on the following results of the 2022-2024 performance period:

Performance Measure	Weighting	Threshold (0% Payout)	Target (100% Payout)	Maximum (200% Payout)	Total Payout
2022-2024 Cumulative Adjusted Net Income (in millions)
60%

Actual: $22,620(1)

$22,024	$23,073	$24,759
34.1%

2022-2024 Cumulative Operating Revenue (in billions)
40%

Actual: $501

$463	$486	$514
61.0%

2022-2024 Calculated PSU Payout (% of Target)	95.1%
(1)See the GAAP Reconciliation table in Annex A for information on Adjusted Net Income for the years ended December 31, 2024, 2023 and 2022. The PSU award agreements provide that the Committee, in its discretion, may adjust our results as reported to our shareholders for items that it believes distort views of management performance and items that, if not adjusted, might misalign management incentives. The Committee reviews each potential adjustment to determine whether to include or exclude. These adjustments include, but are not limited to, the cumulative effect of unplanned changes in accounting principles, extraordinary items and unusual or non-recurring gains or losses, changes in tax laws or rates and results of, and costs of, significant future acquisitions and dispositions. In 2023, our Adjusted Net Income for 2022 was recast to include the impact of our adoption of Accounting Standards Update 2018-12 (the "Accounting Standards Update 2018-12 Adoption"). The 2022 Adjusted Net Income that was used to determine the payout for these PSUs excluded the impact of the Accounting Standards Update 2018-12 Adoption. No adjustment was made to our reported Operating Revenue for any of the years in the performance period.

2025 Proxy Statement	53

Executive Compensation
2023-2025 LTIP PSU Awards
For 2023, the Committee maintained the same performance measures and weightings of three-year cumulative Adjusted Net Income (60% weighting) and three-year cumulative Operating Revenue (40%) as in 2022. The PSUs granted in 2023 provide a payout opportunity of 0% to 200% of the target number of units granted. Specific threshold, target and maximum goals are not provided at this time due to the risk of competitive harm but will be disclosed at the completion of the performance period.
2024-2026 LTIP PSU Awards
For 2024, the Committee maintained the same performance measures and weightings of three-year cumulative Adjusted Net Income (60% weighting) and three-year cumulative Operating Revenue (40%) as in 2023. The PSUs granted in 2024 provide a payout opportunity of 0% to 200% of the target number of units granted. The target 2024-2026 cumulative Adjusted Net Income and 2024-2026 cumulative Operating Revenue reflect a long-term growth rate that is consistent with the goals we have previously publicly disclosed to our investors. Specific threshold, target and maximum goals are not provided at this time due to the risk of competitive harm but will be disclosed at the completion of the performance period.

Performance Measure	Weighting	Threshold	Target	Maximum
2024-2026 Cumulative Adjusted Net Income
60%

0%	100%	200%

2024-2026 Cumulative Operating Revenue
40%

0%	100%	200%

2025 LTIP Grant
For the 2025 LTIP grant, the Committee replaced the three-year cumulative Adjusted Net Income performance measure with a three-year cumulative Adjusted Diluted Earnings Per Share measure to drive better alignment with current business and shareholder priorities. This change diversifies the financial metrics used in our annual and long-term incentive plans, provides an incentive for management to focus on maximizing investment opportunities and aligns with our external Adjusted Diluted Earnings Per Share growth commitments.
Benefits and Perquisites
Broad-Based Benefits
Our executive officers, including our NEOs, generally participate in the broad-based benefit programs under the same terms and conditions as other associates. These benefit offerings include a medical plan with higher associate contributions toward premiums for the NEOs and for other highly compensated associates. Other broad-based associate benefits include a dental and vision plan, disability benefits, wellness benefits, life and accidental death and dismemberment insurance, business travel accident insurance, dependent care flexible spending with a company match and the 401(k) Plan. Our NEOs and other highly compensated associates are also eligible for a Deferred Compensation Plan, which provides matching contributions under the same formula as the 401(k) Plan on deferrals of compensation above the annual limit for tax-qualified plans. We also have a cash balance pension plan that was frozen to most participants effective December 31, 2005. Mr. Kendrick has vested benefits in the cash balance pension plan, and he is also eligible for a legacy retiree healthcare benefit. Like all associates, NEOs are eligible for relocation assistance when required to move to a new work location, which includes a tax gross-up, as well as tax equalization benefits when working for the convenience of the Company outside their home state results in additional non-resident state income taxes owed.
Executive Benefits and Perquisites
Executive benefits and perquisites are a small part of our competitive executive compensation. The Committee believes that these programs enable our executives to focus on our business with minimal disruption. Our NEOs participate in the Executive Salary Continuation Plan, provided at no cost to the executive, which would pay a benefit equal to 100% of base salary for up to 180 days of a covered disability. We offer a limited set of perquisites to our NEOs, including comprehensive health examinations and participation in the Directed Executive Compensation Program (“DEC”), which provides a combination of cash (“Cash Credits”) and reimbursement of allowable expenses related to services such as financial planning, estate planning, cybersecurity monitoring, tax preparation and associated legal fees (“Core Credits”) to allow executives the flexibility to tailor the DEC benefits to meet their needs. Our CEO receives a maximum amount of $54,000

54

Executive Compensation
annually and each other NEO receives a maximum amount of $30,000 annually in DEC benefits, allocated 50% in Cash Credits and 50% in Core Credits.
In light of the enhanced security risk environment, we also provide certain enhanced safety and security benefits to our executive officers. The executive security program establishes the level of support to be provided to our executive officers. We believe that all Company-incurred security costs are reasonable and necessary and for the Company’s benefit. In addition, the CEO may use the corporate aircraft for personal trips for up to 50 hours of flight time per calendar year; provided, however that the aggregate incremental cost to the Company of these personal trips shall not exceed $199,000. Perquisite amounts paid in 2024 are shown in footnote 6 to the Summary Compensation Table.
Severance and Change-In-Control Arrangements
All of our executive officers, including our NEOs, are eligible for severance and change-in-control benefits pursuant to the Executive Agreement Plan (“EAP”) as described in footnotes 4 and 5 of the Potential Payments Upon Termination table. We believe that a severance program is necessary to attract and retain the executives we need to achieve our business goals.
To be eligible for these benefits under the EAP, NEOs agree to restrictive covenants that are in force while the NEO is employed and for 24 months after separation from employment, including (subject to applicable law) non-competition and non-solicitation of associates and customers, and ongoing non-disparagement and confidentiality provisions, which protect us from the competitive disadvantage that would result from losing executive talent to competitors. Additionally, in order to receive benefits, executives are generally required to release any prior claims against us and to provide post-separation cooperation if requested in connection with certain matters.
If a NEO breaches any restrictive covenant or fails to provide the required cooperation, he or she is required to repay any severance benefits previously received, as well as an amount equal to the fair market value of RSUs and PSUs vested, and gain on stock options exercised, within the 24-month period prior to such breach. In addition, no further severance pay or benefits would be provided and all outstanding unexercised stock options and unvested RSUs and PSUs would be cancelled and forfeited.
Change-in-control severance benefits are subject to a double trigger, which means that to receive such benefits there must be both: (1) a qualifying termination of employment and (2) a termination occurring when a change of control is imminent or has occurred. The EAP does not provide for tax gross-up of any regular or excise taxes imposed on severance payments in connection with a change-in-control.
Compensation Policies and Practices
Recoupment Policy
We operate under a clawback/recoupment policy for incentive compensation. This policy provides that our executive officers, including our NEOs, must forfeit and/or repay any erroneously awarded (as determined under the policy) "incentive-based compensation" received during the three completed fiscal years immediately preceding the date on which we would be required to prepare an accounting restatement of our financial statements as a result of material noncompliance with a financial reporting requirement, including to correct an error in previously issued financial statements that is material to the previously issued financial statements or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period. For this purpose, "incentive-based compensation" means any compensation, whether paid in cash, stock, deferred compensation, or otherwise, that is granted, earned, or vested based wholly or in part on the attainment of a financial reporting measure.
In addition to the mandatory recoupment described above, the policy also provides for discretionary forfeiture and recoupment of:
•Equity-based compensation that is not subject to mandatory recoupment either because it is not incentive-based (e.g., time-vested RSUs and stock options) or it was received before the recipient became subject to the policy; and
•Incentive-based compensation (as well as equity compensation and cash incentives that do not constitute incentive-based compensation) within an applicable lookback period, in the event of:
•violation of a restrictive covenant (e.g., confidentiality, non-competition, non-solicitation and/or non-disparagement); or
•misconduct, including breach of our Code of Conduct and intentional actions or a gross dereliction of the duty to reasonably monitor, supervise and/or manage the applicable conduct and risks that the Board determines has resulted in significant financial or reputational harm to our commercial interests and/or our market valuation.
The Board will determine, on a case-by-case basis, if it is in the best interest of the Company and our shareholders to pursue discretionary recoupment in individual cases.

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Executive Compensation
Insider Trading Policy, Hedging and Pledging Restrictions and Trading Windows
We have adopted an insider trading policy governing the purchase, sale and other dispositions of our securities that applies to our directors, officers and associates ("covered persons"). Our insider trading policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and listing standards of the NYSE applicable to us. Our insider trading policy was filed as Exhibit 19.1 to our Form 10-K. Among other things, our insider trading policy prohibits trading by covered persons in our securities while aware of material, non-public information (except under a pre-approved 10b5-1 trading plan).
Our insider trading policy also prohibits covered persons, including all NEOs and directors, from conducting any transactions that would permit such individuals to continue to own our common stock without the full risks and rewards of ownership. Prohibited transactions include short sales, publicly traded options transactions and hedging transactions, including zero cost collars and prepaid forward contracts involving our common stock. Directors and designated associates, including all NEOs, are also prohibited from using margin accounts and engaging in pledges involving our common stock.
We also prohibit directors and designated associates, including all NEOs, from engaging in transactions in our common stock during the quarterly period commencing on the fifteenth day of the last month of each calendar quarter and ending one full business day after the release of quarterly earnings, unless it is pursuant to a pre-approved Rule 10b5-1 trading plan. We have guidelines that govern the use of Rule 10b5-1 trading plans, including the timing of entry or modification of a plan, the price at which shares will be traded, a “cooling off” period after the plan is entered into during which no trades can take place, restrictions on the number of plans an individual can maintain and pre-approval of all such plans by the Corporate Secretary.
Stock Ownership Guidelines and Holding Requirements
We have stock ownership guidelines for all executive officers, including the NEOs, which are a multiple of the executive’s base salary. An executive officer has five years to meet the applicable guideline, and the sale of our common stock is restricted for executives who have not met their ownership requirement. All covered participants must hold 100% of their profit shares (after-tax gain) from stock units vesting until their ownership requirement is met.

Level	Multiple of Salary
Chief Executive Officer	6.0
Executive Vice Presidents	3.0
For purposes of this program, all shares directly owned, shares in the 401(k) Plan and unvested RSUs are included in the calculation. Unexercised stock options and unvested PSUs are not included in the calculation. The Committee reviews the extent to which our executive officers have complied with the guidelines on an annual basis. As of the date this Proxy Statement is filed with the SEC, each of our NEOs owns sufficient shares to meet his or her ownership requirement under the guidelines.
See “Corporate Governance — Board Practices, Processes and Policies — Board Equity Compensation and Stock Ownership Guidelines” for a discussion of our directors’ stock ownership requirements.

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Executive Compensation
Equity Grant Practices
Our annual equity grant is approved by the Committee and has been made on the first business day of March each year since 2006, unless otherwise specified by our Board or the Committee. The Committee has delegated authority to management to grant promotional, new hire and retention grants during the remainder of the year as follows:
•No grants may be made to the CEO or other executive officers without Committee approval;
•Grants are to be dated as of the first business day of the month concurrent with or following the promotion date, hire date or date that a retention grant was approved; and
•Management reports off-cycle delegated grant activity at each regularly scheduled Committee meeting.
Neither the Committee nor management grants equity awards in anticipation of the release of material nonpublic information, or otherwise takes material nonpublic information into account when determining the terms of equity awards, and we do not time the release of material nonpublic information based on equity award grant dates.
We made our annual equity grant on March 1, 2024, in accordance with our standard practice, and filed a Current Report on Form 8-K on March 4, 2024 in connection with our participation at an investor conference. As described on page 52, the annual equity grant is made up of a combination of PSUs, stock options and RSUs, with stock options weighted at 25% of the annual award value.

Name	Grant Date	Number of securities underlying the award	Exercise price of the award ($/Sh)	Grant date fair value of the award	Percentage change in the closing market price of the securities underlying the award between the trading day ending immediately prior to the disclosure of material nonpublic information and the trading day beginning immediately following disclosure of material nonpublic information
Gail Boudreaux	3/1/2024	32,480	$499.11	$4,199,989	-0.15%
Mark Kaye	3/1/2024	10,633	$499.11	$1,374,953	-0.15%
Peter Haytaian	3/1/2024	9,280	$499.11	$1,199,997	-0.15%
Felicia Norwood	3/1/2024	9,280	$499.11	$1,199,997	-0.15%
Morgan Kendrick	3/1/2024	8,312	$499.11	$1,074,825	-0.15%
Compensation and Talent Committee Report
The Compensation and Talent Committee has reviewed and discussed the Compensation Discussion & Analysis required by Item 402(b) of Regulation S-K with management. Based on the review and discussions with management, the Compensation and Talent Committee has recommended to the Board of Directors that the Compensation Discussion & Analysis be included in this Proxy Statement and in the Company's Annual Report on Form 10-K for the year ended December 31, 2024.
Compensation and Talent Committee
Ramiro G. Peru (Chair)
Susan D. DeVore
Robert L. Dixon, Jr.
Bahija Jallal
Elizabeth E. Tallett

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Executive Compensation
Compensation Tables
Summary Compensation Table
The following table sets forth the compensation paid to or earned by each of our NEOs for the years ended December 31, 2024 and, where applicable, December 31, 2023 and December 31, 2022.

Name & Principal Position	Year	Salary	Bonus (1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation (4)	Change in Pension Value & Non-qualified Deferred Compensation Earnings (5)	All Other Compensation (6)	Total
Gail Boudreaux President and Chief Executive Officer (CEO)	2024	$1,600,000	$—	$12,600,032	$4,199,989	$1,142,400	$—	$929,555	$20,471,976
	2023	$1,600,000	$—	$11,850,043	$3,950,036	$3,648,000	$—	$840,960	$21,889,039
	2022	$1,600,000	$—	$11,100,128	$3,699,929	$3,840,000	$—	$691,024	$20,931,081
Mark Kaye EVP and Chief Financial Officer (CFO)	2024	$900,000	$—	$4,125,144	$1,374,953	$385,560	$—	$87,487	$6,873,144
	2023	$252,692	$2,500,000	$10,775,411	$924,613	$351,748	$—	$54,737	$14,859,201

Peter Haytaian EVP and President, Carelon and CarelonRx	2024	$950,000	$—	$3,600,081	$1,199,997	$406,980	$—	$188,069	$6,345,127
	2023	$944,231	$—	$3,225,051	$1,074,976	$1,314,369	$—	$419,424	$6,978,051
	2022	$919,231	$—	$3,000,218	$999,871	$1,323,692	$—	$144,717	$6,387,729
Felicia Norwood EVP and President, Government Health Benefits	2024	$950,000	$—	$3,600,081	$1,199,997	$406,980	$—	$131,888	$6,288,946
	2023	$944,231	$—	$3,225,051	$1,074,976	$1,087,754	$—	$143,396	$6,475,408
	2022	$919,231	$—	$3,000,218	$999,871	$1,323,692	$—	$143,975	$6,386,987
Morgan Kendrick EVP and President, Commercial and Specialty Health Benefits	2024	$850,000	$—	$3,225,249	$1,074,825	$510,000	$—	$133,400	$5,793,474

(1)The amount in this column reflects a one-time cash award paid to Mr. Kaye upon the commencement of his employment with us to compensate him for forfeited bonus payments and other incentives from his prior employer. Mr. Kaye will be required to repay this cash bonus if he voluntarily resigns or is terminated for cause within three years of his start date.
(2)The amounts in this column reflect the grant date fair value of stock awards issued during the respective fiscal years pursuant to our Long-Term Incentive Plan in accordance with ASC 718. The grant date fair value of any performance-based awards was computed based on the level of performance that was deemed probable on the grant date and is equal to target performance.
The amounts in the “Stock Awards” column include the grant date fair values for time-based RSUs and PSUs. The grant date fair value for the PSUs was computed based on the target level of performance being achieved. The table below sets forth the grant date fair value of the RSUs granted in 2024 and the PSUs granted in 2024 at the target level of performance and the maximum level of performance.

Name	Restricted Stock Units Granted	Performance Stock Units
		Target	Maximum
Gail Boudreaux	$4,200,011	$8,400,021	$16,800,043
Mark Kaye	$1,375,048	$2,750,096	$5,500,192
Peter Haytaian	$1,200,360	$2,399,721	$4,799,442
Felicia Norwood	$1,200,360	$2,399,721	$4,799,442
Morgan Kendrick	$1,075,083	$2,150,166	$4,300,332
(3)The amounts in the “Option Awards” column reflect the grant date fair value of stock option awards issued during the respective fiscal years pursuant to our Long-Term Incentive Plan in accordance with ASC 718.
The assumptions used in the calculation of the grant date fair value of the stock options are included in Note 15 to our audited consolidated financial statements included in Part II, Item 8 of our Form 10-K.

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Executive Compensation
(4)The amounts in the “Non-Equity Incentive Plan Compensation” column represent cash AIP awards earned during the reported year but paid in the following year. Based on Company performance, the awards earned as a percentage of their respective target awards for 2024 (and paid in 2025) were 35.7% for Ms. Boudreaux, Mr. Kaye, Mr. Haytaian and Ms. Norwood and 50.0% for Mr. Kendrick.
(5)The amounts in the "Change in Pension Value and Non-qualified Deferred Compensation Earnings" column reflect the increase in the actuarial present value of the NEOs' benefits under the Elevance Health Cash Balance Plan A between the applicable measurement dates used for financial statement reporting purposes with respect to our audited financial statements. The value of Mr. Kendrick's benefits under this pension plan decreased by $2,608 in 2024, so, in accordance with the SEC's rules, no amount is shown in this column for Mr. Kendrick for 2024, and no other NEOs are participants in this plan or any of the Company's other pension plans. The amount was determined using a discount rate and a cash balance crediting rate consistent with those used in our financial statements. We do not provide any above market returns on deferred compensation, so no deferred compensation earnings are included.
(6)The amounts in the “All Other Compensation” column for 2024 include:

Name	Tax Equalization(a)	Corporate Aircraft Usage(b)	Other Perquisites(c)	DEC Cash Credits(d)	DEC Core Credits(e)	401(k) Plan Match	Deferred Compensation Plan Match	Total All Other Compensation
Gail Boudreaux	$354,942	$164,826	$93,387	$27,000	$27,000	$17,250	$245,150	$929,555
Mark Kaye	$—	$—	$15,639	$15,000	$11,848	$17,250	$27,750	$87,487
Peter Haytaian	$8,637	$—	$36,213	$15,000	$15,000	$17,250	$95,969	$188,069
Felicia Norwood	$—	$—	$—	$15,000	$15,000	$17,250	$84,638	$131,888
Morgan Kendrick	$—	$—	$3,346	$15,000	$15,000	$17,250	$82,804	$133,400
(a)Tax equalization payments reimburse the NEO for the additional non-resident state income taxes owed from working for the convenience of the Company outside his or her home state and offset the increased tax liability as a result of the state income tax reimbursements.
(b)The CEO may use corporate aircraft for personal trips for up to 50 hours of flight time per calendar year; provided, however, that the aggregate incremental cost to the Company of these flights shall not exceed $199,000. In 2024, the aggregate incremental cost to the Company for these flights was $164,826. Infrequently, other NEOs may have family members accompany them on business travel on the corporate aircraft at no incremental cost to us. The incremental cost for the use of corporate aircraft is calculated based on the variable operating costs, including cost per flight hour, fuel charges, catering and landing fees, and does not include fixed operating costs such as management and lease fees.
(c)Other perquisites include the value of personal security benefits provided to Ms. Boudreaux and Mr. Haytaian, relocation benefits provided to Mr. Kaye in connection with his relocation to Indianapolis and the value of an executive physical provided to Mr. Kendrick.
(d)Cash provided to the NEOs under the DEC as described on page 54.
(e)Reimbursement of services such as financial planning, estate planning, tax preparation and associated legal fees under the DEC as described on page 54.

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Executive Compensation
Grants of Plan-Based Awards
The following table provides information about AIP targets for 2024 and equity awards granted under the Long-Term Incentive Plan. The disclosed dollar and share amounts do not necessarily reflect the actual amounts that will be paid or issued to the NEOs. These amounts will be known only if and when the awards vest or become payable.

	Grant Date		Estimated Future Payouts Under Non-Equity Incentive Plan Awards ($)(1)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise Price of Option Awards ($/Share)(2)	Grant Date Fair Value of Stock and Option Awards(3)
Name			Threshold	Target	Maximum	Threshold	Target	Maximum
Gail Boudreaux			$960,000	$3,200,000	$6,400,000
	3/1/2024	(4)				0	16,830	33,660				$8,400,021
	3/1/2024	(5)							8,415			$4,200,011
	3/1/2024	(6)								32,480	$499.11	$4,199,989
Mark Kaye			$324,000	$1,080,000	$2,160,000
	3/1/2024	(4)				0	5,510	11,020				$2,750,096
	3/1/2024	(5)							2,755			$1,375,048
	3/1/2024	(6)								10,633	$499.11	$1,374,953
Peter Haytaian			$342,000	$1,140,000	$2,280,000
	3/1/2024	(4)				0	4,808	9,616				$2,399,721
	3/1/2024	(5)							2,405			$1,200,360
	3/1/2024	(6)								9,280	$499.11	$1,199,997
Felicia Norwood			$342,000	$1,140,000	$2,280,000
	3/1/2024	(4)				0	4,808	9,616				$2,399,721
	3/1/2024	(5)							2,405			$1,200,360
	3/1/2024	(6)								9,280	$499.11	$1,199,997
Morgan Kendrick			$306,000	$1,020,000	$2,040,000
	3/1/2024	(4)				0	4,308	8,616				$2,150,166
	3/1/2024	(5)							2,154			$1,075,083
	3/1/2024	(6)								8,312	$499.11	$1,074,825
(1)These columns show the range of payouts targeted for 2024 performance under the AIP. The cash payouts for 2024 performance were made in March 2025 and are shown in the Summary Compensation Table in the column titled “Non-Equity Incentive Plan Compensation.” The plan is funded based on the following performance measures, which each have a different weight and an independent threshold, target and maximum performance level: Adjusted Net Income is weighted at 50%, Operating Revenue is weighted at 20% and Improving the Health of Humanity, Star Ratings and Consumer Effort are each weighted at 10%. Each measure is funded from 30% to 100% for performance between the threshold and target level and up to 200% for maximum performance. The Committee can adjust the overall AIP funding with a potential modifier of 80% to 120% of the calculated award based on our Adjusted Net Income and Total Revenue growth against our Peer Modifier Group. An individual’s maximum total payment is 200% of target.
(2)All options were granted at an exercise price equal to the fair market value based on the closing market value of our common stock on the NYSE on the date of grant.
(3)The grant date fair value of these awards was calculated in accordance with ASC 718. There is no assurance that the value realized by an executive, if any, will be at or near the amounts shown in this column.
(4)Represents the PSUs granted to each NEO under the Long-Term Incentive Plan. The final number of shares received depends on our performance versus our 3-year performance goals, as detailed in the CD&A beginning on page 41. The final number of shares received will be from 0% to 100% of target for performance between the threshold and target level and up to 200% of target for maximum performance. The shares granted to all NEOs on March 1, 2024 vest on March 1, 2027. The Committee will determine the payout, based on our performance against the performance goals, after the end of the applicable 2024-2026 performance period.
(5)Represents the number of RSUs granted to each NEO as an annual grant under the Long-Term Incentive Plan. The shares will vest in equal installments on the first three anniversaries of the grant date.
(6)Represents the number of stock options granted to each NEO as an annual grant under the Long-Term Incentive Plan. These stock options will vest in equal installments on the first three anniversaries of the grant date.

60

Executive Compensation
Outstanding Equity Awards at Fiscal Year-End
The following table lists outstanding equity grants for each NEO as of December 31, 2024. The table includes outstanding equity grants from past years, as well as the current year.

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Gail Boudreaux					32,349	$11,933,546	33,673	$12,421,970
	46,554	—	$232.04	3/1/28
	41,820	—	$307.68	3/1/29
	58,809	—	$271.27	3/2/30
	43,501	—	$311.48	3/1/31
	21,788	10,894	$451.50	3/1/32
	10,793	21,587	$469.03	3/1/33
	—	32,480	$499.11	3/1/34
Mark Kaye					16,273	$6,003,110	9,713	$3,583,126
	2,692	5,384	$440.19	10/2/33
	—	10,633	$499.11	3/1/34
Peter Haytaian					8,885	$3,277,677	9,392	$3,464,709
	4,908	—	$166.97	3/1/27
	14,761	—	$232.04	3/1/28
	12,187	—	$307.68	3/1/29
	15,926	—	$271.27	3/2/30
	11,533	—	$311.48	3/1/31
	4,786	—	$428.76	11/1/31
	5,888	2,944	$451.50	3/1/32
	2,937	5,875	$469.03	3/1/33
	—	9,280	$499.11	3/1/34

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Executive Compensation

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)(1)	Option Exercise Price ($/Share)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)(2)	Market Value of Shares or Units of Stock That Have Not Vested ($)(3)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)(2)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(3)
Felicia Norwood					8,885	$3,277,677	9,392	$3,464,709
	10,313	—	$307.68	3/1/29
	15,926	—	$271.27	3/2/30
	11,533	—	$311.48	3/1/31
	5,888	2,944	$451.50	3/1/32
	2,937	5,875	$469.03	3/1/33
	—	9,280	$499.11	3/1/34
Morgan Kendrick					7,837	$2,891,069	8,359	$3,083,635
	1,387	—	$271.27	3/2/30
	1,976	—	$311.48	3/1/31
	2,152	—	$428.76	11/1/31
	5,152	2,577	$451.50	3/1/32
	2,595	5,191	$469.03	3/1/33
	—	8,312	$499.11	3/1/34
(1)The vesting schedule is shown below based on the expiration dates of the above grants that remain unexercisable:

Option Expiration Date	Vesting Schedule
3/1/32	All shares vest on March 1, 2025
3/1/33	Vests in equal installments on March 1, 2025 and March 1, 2026
10/2/33	Vests in equal installments on October 2, 2025 and October 2, 2026
3/1/34	Vests in equal installments on March 1, 2025, March 1, 2026 and March 1, 2027
(2)The amounts in the “Number of Shares or Units of Stock That Have Not Vested” column represent the number of shares of common stock underlying unvested RSUs granted in 2022, 2023 and 2024 and the number of shares vesting in 2025 for the 2022-2024 PSU performance period at their actual payout amount. As of December 31, 2024, the relevant performance conditions had been satisfied, but the awards were not vested until March 1, 2025.
The amounts in the “Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested” column represent the target number of PSUs granted to our NEOs in 2023 and 2024. The final number of shares earned will depend on our performance versus our performance goals over a three-year period, as detailed in the CD&A beginning on page 41.
These unvested equity grants are detailed by vesting date in the table below.

Name	Vesting Date	Restricted Stock Units	Performance Stock Units Granted in 2022(i)	Performance Stock Units Granted in 2023	Performance Stock Units Granted in 2024
Gail Boudreaux	3/1/2025	8,344	15,587	—	—
	3/1/2026	5,613	—	16,843	—
	3/1/2027	2,805	—	—	16,830

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Executive Compensation

Name	Vesting Date	Restricted Stock Units	Performance Stock Units Granted in 2022(i)	Performance Stock Units Granted in 2023	Performance Stock Units Granted in 2024
Mark Kaye	3/1/2025	918	—	—	—
	10/2/2025	6,759	—	—	—
	3/1/2026	918	—	—	—
	10/2/2026	6,759	—	4,203	—
	3/1/2027	919	—	—	5,510
Peter Haytaian	3/1/2025	2,304	4,213	—	—
	3/1/2026	1,566	—	4,584	—
	3/1/2027	802	—	—	4,808
Felicia Norwood	3/1/2025	2,304	4,213	—	—
	3/1/2026	1,566	—	4,584	—
	3/1/2027	802	—	—	4,808
Morgan Kendrick	3/1/2025	2,039	3,686	—	—
	3/1/2026	1,394	—	4,051	—
	3/1/2027	718	—	—	4,308
(i)    This column includes the unvested PSUs granted for the 2022-2024 performance period. The number of PSUs reported in this column reflects the number of shares earned for the 2022-2024 performance period, but the awards did not vest until March 1, 2025.
(3)These amounts are calculated by multiplying $368.90, the closing price of our common stock on December 31, 2024, by the applicable number of shares.
Option Exercises and Stock Vested
The following table provides information on the stock option exercises by, and shares acquired upon the vesting of PSUs and RSUs held by, our NEOs in 2024. Options exercised or vested PSUs and RSUs may or may not have been sold by a particular NEO, and the inclusion in this table of such information should not be understood to imply the actual receipt of money.

	Option Awards		Stock Awards(1)
Name	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(2)
Gail Boudreaux	—	—	43,588	$22,394,028
Mark Kaye	—	—	6,758	$3,456,920
Peter Haytaian	15,000	$4,998,150	15,779	$7,760,160
Felicia Norwood	7,516	$2,217,746	11,591	$5,954,839
Morgan Kendrick	—	—	5,801	$2,816,573
(1)The table includes the following shares:
•Shares that vested pursuant to the 2021 annual grant: Ms. Boudreaux — 3,532 RSUs and 34,517 PSUs; Mr. Haytaian — 937 RSUs and 9,152 PSUs; Ms. Norwood — 937 RSUs and 9,152 PSUs; and Mr. Kendrick — 241 RSUs and 2,354 PSUs.
•Shares that vested pursuant to the 2022 annual grant: Ms. Boudreaux — 2,732 RSUs; Mr. Haytaian — 738 RSUs; Ms. Norwood — 738 RSUs; and Mr. Kendrick — 646 RSUs.
•Shares that vested pursuant to the 2023 annual grant: Ms. Boudreaux — 2,807 RSUs; Mr. Haytaian — 764 RSUs; Ms. Norwood — 764 RSUs; and Mr. Kendrick — 675 RSUs.
•Mr. Haytaian had 389 RSUs and 3,799 PSUs vest pursuant to a 2021 retention stock grant.
•Mr. Kendrick had 175 RSUs and 1,710 PSUs vest pursuant to a 2021 promotion stock grant.
•Mr. Kaye had 6,758 RSUs vest pursuant to a 2023 new hire stock grant.
(2)Amounts are calculated by multiplying the number of shares vesting by the market value of our common stock on the vesting date. The amounts also include dividend equivalents, if any, paid upon vesting.

2025 Proxy Statement	63

Executive Compensation
Pension Benefits
The table below shows the present value of accumulated benefits payable to each of our NEOs, including the number of years of service credited to each such NEO computed as of December 31, 2024. As noted below, the plan has been frozen and only applies to participants who were active associates as of the date the plan was frozen. Mr. Kendrick is the only NEO who was a participant at the time the plan was frozen.

Name	Plan Name	Number of Years of Credited Service (#) (1)	Present Value of Accumulated Benefit ($)(2)	Payments During the Last Fiscal Year ($)
Gail Boudreaux	N/A	—	—	—
Mark Kaye	N/A	—	—	—
Peter Haytaian	N/A	—	—	—
Felicia Norwood	N/A	—	—	—
Morgan Kendrick	Elevance Health Cash Balance Plan A	8.75	$180,071	—
(1)Mr. Kendrick's years of actual service are greater than the credited service because the plan is frozen.
(2)Assumptions used in the calculation of the amounts in this column are included in Note 11 to our Consolidated Financial Statements, included in Part II, Item 8 of our Form 10-K.
Elevance Health Cash Balance Plan A
On January 1, 1997, we converted the Anthem Cash Balance Plan (the “Pension Plan”), a non-contributory pension plan for certain associates, from a final average compensation pension plan into a cash balance pension plan. The Pension Plan covered substantially all full-time, part-time and temporary associates, including NEOs, and provides a monthly benefit at age 65, the normal retirement age under the Pension Plan. Effective January 1, 2006, participation was frozen, and effective June 28, 2022, the Pension Plan was renamed the Elevance Health Cash Balance Plan A. With the exception of Mr. Kendrick, none of the NEOs is eligible to participate in this plan. While Mr. Kendrick's benefit accruals under this plan are frozen, interest is still credited on his existing account balance.
Non-Qualified Deferred Compensation
All NEOs are eligible to participate in the Elevance Health Comprehensive Non-Qualified Deferred Compensation Plan (the “Deferred Compensation Plan”) once they reach the maximum annual contribution amount for the 401(k) Plan. The following table shows the non-qualified deferred compensation contributions and year-end balances for our NEOs for fiscal year 2024.

Name	Executive Contributions in Last Fiscal Year(1)	Elevance Health Contributions in Last Fiscal Year(2)	Aggregated Earnings in Last Fiscal Year	Aggregated Withdrawals/ Distributions	Aggregated Balance at Last Fiscal Year End(3)
Gail Boudreaux	$284,380	$245,150	$1,070,058	—	$5,892,735
Mark Kaye	$31,000	$27,750	$4,607	—	$87,072
Peter Haytaian	$105,362	$95,969	$195,999	—	$1,833,121
Felicia Norwood	$135,275	$84,638	$103,938	—	$1,247,285
Morgan Kendrick	$186,608	$82,804	$820,784	—	$5,731,212
(1)These amounts are also included in the “Salary” and “Non-Equity Incentive Plan Compensation” columns of the Summary Compensation Table. A NEO may defer up to 80% of his or her eligible base earnings and up to 80% of his or her AIP award into the Deferred Compensation Plan.
(2)These amounts are also included in the “All Other Compensation” column of the Summary Compensation Table. Contributions are matched by the Company at the same rate as they would have been under the 401(k) Plan, which is a match of 100% on the first 4% deferred and a match of 50% on the next 2% deferred for a maximum match of 5% of salary and AIP award. Investment options for the Deferred Compensation Plan mirror those for the 401(k) Plan, except that the Elevance Health Stock Fund and the Fidelity BrokerageLink option are not available as options under the Deferred Compensation Plan.
(3)Amounts in this column reflect all non-qualified deferred compensation for each NEO. Portions of such amounts are included in the “Salary,” “Non-Equity Incentive Plan Compensation” and “All Other Compensation” columns of the Summary Compensation Table for all applicable years for each NEO. Account balances in the Deferred Compensation Plan are payable at the election of the participant in a single lump sum or installments.

64

Executive Compensation
Potential Payments Upon Termination
The following table describes the potential additional payments and benefits to which the NEOs would be entitled upon termination of their employment under various scenarios under existing plans, agreements and arrangements. The amounts shown are estimates and are based on numerous assumptions, including that employment terminated on December 31, 2024. No NEO is entitled to any payments or benefits upon termination for cause.

	Cash Severance	AIP Award for Year of Termination	Acceleration or Continuation of Equity Awards(1)	Continuation of Executive Benefits	Continuation of Health & Life Insurance Coverage(2)	Post Termination Benefits(3)	Total Post Termination Payment & Benefit Value
Gail Boudreaux
Termination without Cause or for Good Reason following a change-in-control(4)	$15,120,000	$3,200,000	$24,651,743	$162,000	$39,264	$7,750	$43,180,757
Termination without Cause or for Good Reason(5)	$9,600,000	$1,142,400	$17,111,058	$108,000	$26,176	$7,750	$27,995,384
Retirement(6)	—	—	—	—	—	—	—
Resignation(7)	—	—	—	—	—	—	—
Death	—	$1,142,400	$24,651,743	—	—	—	$25,794,143
Long-Term Disability	—	$1,142,400	$24,651,743	—	—	—	$25,794,143
Mark Kaye
Termination without Cause or for Good Reason following a change-in-control(4)	$4,158,000	$1,080,000	$9,586,235	—	$26,176	$7,750	$14,858,161
Termination without Cause or for Good Reason(5)	$3,960,000	$385,560	$6,988,073	—	$26,176	$7,750	$11,367,559
Retirement(6)	—	—	—	—	—	—	—
Resignation(7)	—	—	—	—	—	—	—
Death	—	$385,560	$9,586,235	—	—	—	$9,971,795
Long-Term Disability	—	$385,560	$9,586,235	—	—	—	$9,971,795
Peter Haytaian
Termination without Cause or for Good Reason following a change-in-control(4)	$6,583,500	$1,140,000	$6,822,437	$90,000	$39,264	$7,750	$14,682,951
Termination without Cause or for Good Reason(5)	$4,180,000	$406,980	$4,996,751	$60,000	$26,176	$7,750	$9,677,657
Retirement(6)	—	$406,980	$4,996,751	—	—	—	$5,403,731
Resignation(7)	—	$406,980	$4,996,751	—	—	—	$5,403,731
Death	—	$406,980	$6,822,437	—	—	—	$7,229,417
Long-Term Disability	—	$406,980	$6,822,437	—	—	—	$7,229,417
Felicia Norwood
Termination without Cause or for Good Reason following a change-in-control(4)	$4,389,000	$1,140,000	$6,822,437	—	$26,176	$7,750	$12,385,363
Termination without Cause or for Good Reason(5)	$4,180,000	$406,980	$4,996,751	—	$26,176	$7,750	$9,617,657
Retirement(6)	—	$406,980	$4,996,751	—	—	—	$5,403,731
Resignation(7)	—	$406,980	$4,996,751	—	—	—	$5,403,731
Death	—	$406,980	$6,822,437	—	—	—	$7,229,417
Long-Term Disability	—	$406,980	$6,822,437	—	—	—	$7,229,417

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Executive Compensation

	Cash Severance	AIP Award for Year of Termination	Acceleration or Continuation of Equity Awards(1)	Continuation of Executive Benefits	Continuation of Health & Life Insurance Coverage(2)	Post Termination Benefits(3)	Total Post Termination Payment & Benefit Value
Morgan Kendrick
Termination without Cause or for Good Reason following a change-in-control(4)	$5,890,500	$1,020,000	$6,044,795	$90,000	$39,264	$7,750	$13,092,309
Termination without Cause or for Good Reason(5)	$3,740,000	$510,000	$4,417,209	$60,000	$26,176	$7,750	$8,761,135
Retirement(6)	—	$510,000	$4,417,209	—	—	—	$4,927,209
Resignation(7)	—	$510,000	$4,417,209	—	—	—	$4,927,209
Death	—	$510,000	$6,044,795	—	—	—	$6,554,795
Long-Term Disability	—	$510,000	$6,044,795	—	—	—	$6,554,795
(1)For all NEOs, all unvested equity awards vest immediately upon termination following a change-in-control as defined in the EAP or due to death or long-term disability, with payout amounts under the PSU awards at 100% of target in accordance with the terms of the applicable award agreement. Upon an eligible retirement, unvested equity awards generally continue to vest on the existing vesting schedule with the exception of PSU awards of which a pro rata portion will vest on the original vesting date based on actual performance. Upon a resignation, all unvested equity awards are forfeited unless the NEO is retirement eligible. Mr. Haytaian, Ms. Norwood and Mr. Kendrick are currently retirement eligible under the Long-Term Incentive Plan. Upon a Company-initiated termination without Cause or for Good Reason by the employee (as those terms are defined in our EAP), each NEO is eligible for pro rata vesting of his or her PSU awards based on actual performance over the period specified in the award agreement. The NEOs are also eligible for continued vesting of the unvested options and RSUs granted through the 24-month severance period described below, unless the NEO is retirement eligible, in which case they will be eligible for continued vesting of all unvested options and RSUs. The amounts in this column represent (1) for stock option awards, the amount that could be realized from the exercise of all unvested stock options held by the NEO that would immediately vest or continue to vest upon the indicated termination, which is calculated by subtracting the exercise price of the option from the market price of a share of our common stock on December 31, 2024 ($368.90) and multiplying the result by the total number of shares that could be acquired on exercise at that exercise price, and (2) for RSUs and PSUs, the value of the unvested RSUs and PSUs held by the NEO that would immediately vest or continue to vest upon the indicated termination, which is calculated by multiplying the number of such units by $368.90, the market price of a share of our common stock on December 31, 2024, and assuming for purposes of the PSUs granted in 2023 and 2024 that we will achieve target performance for the performance period.
(2)Estimate based on the average Company cost per associate for these coverages.
(3)Represents outplacement services available under our policy.
(4)These amounts apply to a termination following a change-in-control that is a Company-initiated termination not for Cause, or a Good Reason termination by the associate, as defined in our EAP. All NEOs participate in our EAP, which provides the following benefits to Ms. Boudreaux, Mr. Haytaian and Mr. Kendrick for this termination event: (1) a cash severance benefit of 300% of the sum of annual base salary plus target AIP award, (2) a payment equal to 5.0% of this amount to cover the value of the Company match under the 401(k) Plan and the Deferred Compensation Plan, (3) an annual AIP award equal to the greater of the annual target AIP award or AIP award earned under the normal terms of the AIP for the year of termination, (4) a payment equal to 300% of the annual value of the DEC as described on page 54 and (5) a three-year continuation of health and life insurance coverage. Mr. Kaye and Ms. Norwood are eligible for the following benefits for this termination event: (1) a cash severance benefit of 200% of the sum of annual base salary plus target AIP award, (2) a payment equal to 5.0% of this amount to cover the value of the Company match under the 401(k) Plan and the Deferred Compensation Plan, (3) an annual AIP award equal to the greater of the annual target AIP award or AIP award earned under the normal terms of the AIP for the year of termination and (4) a two-year continuation of health and life insurance coverage.
(5)All NEOs participate in our EAP, which provides the following benefits for this termination event: (1) a cash severance benefit of 200% of the sum of annual base salary plus target AIP award, (2) a two-year continuation of health and life insurance coverage and (3) for Ms. Boudreaux, Mr. Haytaian and Mr. Kendrick, a payment equal to 200% of the annual value of the DEC. In addition to the benefits provided under the EAP, all NEOs are eligible for an annual AIP award earned under the normal terms of the AIP in the year of termination in the event of a Company-initiated (not for Cause) or Good Reason termination after October 1 of the plan year.
(6)Only Mr. Haytaian, Ms. Norwood and Mr. Kendrick are eligible for retirement treatment under the AIP or the Long-Term Incentive Plan as of December 31, 2024.
(7)Participants in the AIP are eligible for a bonus payment only if they remain employed through the date of the AIP payout, with certain exceptions. If the executive resigns after December 31, 2024 but prior to the payout, they will not be eligible to receive the payout unless they meet retirement eligibility criteria. Since this table assumes a resignation on December 31, 2024, a full AIP payout would be earned only by Mr. Haytaian, Ms. Norwood and Mr. Kendrick, who are retirement eligible under the AIP. In the event of a resignation prior to November 1, 2026, Mr. Kaye will be required to repay the one-time cash award of $2,500,000, which was paid upon the commencement of his employment with us to compensate him for forfeited bonus payments and other incentives from his prior employer.

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Executive Compensation
The NEOs would also be entitled to the vested benefits included in the Outstanding Equity Awards at Fiscal Year-End table, the Non-Qualified Deferred Compensation table and the Pension Benefits table. In addition, the amounts shown in the Potential Payments Upon Termination table do not include payments and benefits to the extent they are provided on a non-discriminatory basis to other associates generally upon termination of employment. These include accrued salary, health benefits and distribution of account balances under the 401(k) Plan.
CEO Pay Ratio
The ratio of our CEO’s total annual compensation to our median employee’s total annual compensation (the “CEO Pay Ratio”) is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K.
For 2024:
•The annual total compensation of the median employee of our Company, as described below, was $55,372.
•The annual total compensation of our CEO as reported in the Summary Compensation Table included on page 58 of this Proxy Statement was $20,471,976.
•Based on this information for 2024, we reasonably estimate that the ratio of our CEO’s annual total compensation to the annual total compensation of our median employee was 370:1.
As of December 31, 2024, our employee population, including all full-time, part-time and temporary workers, consisted of approximately 104,343 individuals. We elected to exclude all of our employees in Ireland (407 employees) and Israel (37 employees) from our determination of the median employee. The median employee was selected from an adjusted employee population of 103,898 employees, consisting of 76,307 employees in the United States (excluding our CEO), 17,245 employees in India and 10,346 employees in the Philippines, who, in each case, were employed on December 31, 2024.
To identify the median employee, we used the following methodology and consistently applied material assumptions, adjustments and estimates:
•We identified the median compensated employee based on payroll data as of December 31, 2024.
•We compared the payroll data for the 103,898 employees described above using a compensation measure consisting of total base pay-related wages paid during 2024. Base pay-related wages include the amount of base salary the employee received during the year and all other pay elements related to base pay including, but not limited to, holiday pay, paid time off, overtime and shift differentials. We did not include cash bonuses, commissions, equity grants or any adjustment for the value of benefits provided.
•Based on the total base pay-related wages of each employee, we identified a cohort of 101 employees consisting of the median employee and the 50 employees above and the 50 employees below the median base pay value. After evaluating the pay characteristics of each employee in the cohort, we removed employees who appeared to have anomalous pay characteristics (such as a hire date during the year, grandfathered in a pension benefit not offered to new hires or recipient of a one-time bonus that is not expected in future years) that could significantly distort the pay ratio calculation.
•We then selected the employee with total base pay-related wages closest to the median compensated employee who did not have anomalous pay characteristics and used that employee as our identified median employee for purposes of calculating the CEO pay ratio.
Using the identified median employee, we calculated that employee’s annual total compensation consistent with the disclosure requirements for the Summary Compensation Table.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

2025 Proxy Statement	67

Executive Compensation
Pay versus Performance
Pay versus Performance Table

Year	Summary Compensation Table Total for Principal Executive Officer (“PEO”)(1)	Compensation Actually Paid to PEO(1)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(1)	Value of Initial Fixed $100 Investment Based On:		Net Income(4) (millions)	Adjusted Net Income(5) (millions)
					Total Shareholder Return(2)	Peer Group Total Shareholder Return(2)(3)
2024	$20,471,976	$(3,957,314)	$6,325,173	$(256,544)	130	147	$5,971	$7,677
2023	$21,889,039	$16,222,856	$8,918,210	$8,173,085	164	143	$5,991	$7,838
2022	$20,931,081	$35,256,056	$6,710,732	$10,889,052	176	140	$5,888	$7,008
2021	$19,348,241	$50,432,186	$6,446,802	$15,664,365	157	143	$6,149	$6,300
2020	$17,109,952	$28,321,967	$5,388,978	$7,263,535	108	113	$4,572	$5,984
(1)The PEO for each of the years presented was Gail Boudreaux and the non-PEO NEOs for 2020, 2021 and 2022 were John Gallina, Peter Haytaian, Gloria McCarthy and Felicia Norwood. The non-PEO NEOs for 2023 were Mark Kaye, Peter Haytaian, Felicia Norwood, Blair Todt and John Gallina. The non-PEO NEOs for 2024 were Mark Kaye, Peter Haytaian, Felicia Norwood and Morgan Kendrick. To calculate Compensation Actually Paid for 2024, the following amounts were deducted from and added to the Summary Compensation Table total compensation reported for each of these individuals:
Reconciliation of Summary Compensation Table (“SCT”) Total Compensation to Compensation Actually Paid:

	2024
Adjustments	PEO ($)	Average of Non-PEO NEOs ($)
SCT Total	$20,471,976	$6,325,173
Add / (Subtract):
Adjustments for defined benefit and actuarial pension plans(i)	$—	$—
Adjustments for stock and option awards(ii):
SCT amounts	$(16,800,021)	$(4,850,082)
Year-end fair value for awards granted in the covered year	$9,163,524	$2,645,418
Change in fair value of outstanding unvested awards from prior years	$(18,309,520)	$(4,567,147)
Vesting date fair value of awards granted and vesting during covered year	$—	$—
Change in fair value for prior year awards that vested during the covered year	$1,516,727	$190,094
Fair value of awards forfeited during the covered year	$—	$—
Dividends or other earnings paid on awards in the covered year prior to vesting	$—	$—
Compensation Actually Paid	$(3,957,314)	$(256,544)
(i)Represents the change in the actuarial present value of the accumulated benefit under defined benefit and pension plans reported in the Summary Compensation Table for Mr. Kendrick. The value of Mr. Kendrick's benefits under such pension plans decreased by $2,608 in 2024, so, in accordance with the SEC's rules, no amount is shown for 2024. No other NEO is eligible for benefits under a defined benefit or actuarial pension plan.
(ii)Reflects the value of equity-based awards calculated in accordance with the SEC methodology for determining Compensation Actually Paid.
The fair values of stock options granted as of the end of 2024 and the year-over-year changes in the fair values of stock options outstanding at the end of, or that vested during, 2024 were calculated using a binomial lattice valuation model, as further described in Note 15, “Capital Stock,” of the Notes to our Consolidated Financial Statements included in Part II, Item 8 of our Form 10-K. The following ranges of assumptions were used to estimate these fair values:

Calendar Year	Risk-Free Interest Rate	Volatility Factor	Dividend Yield (Annual)
2024	3.74 - 4.56%	29 - 32%	1.3 - 1.8%

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Executive Compensation
The fair value of PSUs that vested during 2024 was calculated using the actual performance results of 162.9% as described in the Compensation Discussion & Analysis in the 2024 Proxy Statement.
The fair value of PSUs that will vest during 2025 was calculated using the actual performance results of 95.1% as described in the Compensation Discussion & Analysis in this Proxy Statement.
The fair value of in-flight PSUs was calculated based on the probable performance as determined at the end of the applicable covered year, which is forecasted to be below the target level of performance.
(2)Based upon an initial investment of $100 on December 31, 2019 with dividends reinvested.
(3)Company selected peer group is the S&P 500 Health Care Index, the same peer group as reported in Part II, Item 5 in our Form 10-K.
(4)Our 2021 and 2022 Net Income was recast in 2023 to include the impact of the Accounting Standards Update 2018-12 Adoption. Therefore, the 2021 and 2022 Net Income reported in these disclosures has been adjusted to reflect the recast amounts.
(5)Our Company-selected measure is “Adjusted Net Income," calculated as GAAP Shareholders' Net Income, as adjusted for those items set forth in Annex A to this Proxy Statement, and further adjusted for those items that the Committee believes distort the view of management performance and that, if not adjusted, might misalign management incentives under the AIP. For 2024, these additional adjustments included a $17.3 million decrease related to 2024 acquisitions. For 2023, these additional adjustments included a $29.3 million net decrease to exclude 2023 acquisitions and other non-material administrative adjustments. For 2022, these additional adjustments included a $131.0 million increase to exclude the impact of the Accounting Standards Update 2018-12 Adoption and a $50.8 million net decrease to exclude 2022 acquisitions and other non-material administrative adjustments. For 2021, these additional adjustments included a $54.0 million decrease to exclude the impact of the Accounting Standards 2018-12 Adoption and a $111.0 million net decrease to exclude 2021 acquisitions and other non-material administrative adjustments. For 2020, these additional adjustments included a $267.3 million increase related to our response to the COVID-19 pandemic.
Relationship between Pay and Performance
As shown in the following charts, Net Income and Adjusted Net Income have generally increased or remained approximately flat year-over-year since 2020, while the PEO and other NEOs’ Compensation Actually Paid has varied significantly each year. This is primarily due to the significant emphasis we place on equity-based compensation, which is sensitive to changes in our stock price and is more closely aligned with our Total Shareholder Return.

Most Important Measures for Determining NEO Pay
Adjusted Net Income	Operating Revenue
Adjusted Net Income Growth	Total Revenue Growth

2025 Proxy Statement	69

Audit Committee Matters

PROPOSAL 3 Ratification of the Appointment of Independent Registered Public Accounting Firm

The Audit Committee has engaged Ernst & Young LLP (“EY”) as our Independent Auditor for the year ended December 31, 2025. Although the Audit Committee has the sole authority to appoint the Independent Auditor, as a matter of good corporate governance, the Board is asking our shareholders to ratify the appointment of EY as our Independent Auditor.

Based on its review, described in detail below, the Audit Committee believes that the continuation of EY as our Independent Auditor is in the best interests of the Company and our shareholders. As a result, the Audit Committee has selected EY to continue in that capacity for 2025. In the event this proposal is not approved, the Audit Committee will consider whether to select another Independent Auditor. Notwithstanding ratification by the shareholders, the Audit Committee reserves the right to replace our Independent Auditor at any time.

A representative of EY is expected to attend the Annual Meeting, will be given an opportunity to make a statement if he or she desires and is expected to be available to respond to appropriate questions.

The Board of Directors unanimously recommends a vote FOR Proposal 3, the ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025.

Annual Evaluation and Selection of Independent Registered Public Accounting Firm
As part of its responsibilities, the Audit Committee annually reviews and assesses the qualifications, performance and independence of the Independent Auditor and determines whether to engage the current Independent Auditor or rotate to a different firm. EY has been our Independent Auditor since our initial public offering in 2001. EY rotates its lead audit engagement partner every five years, and the Audit Committee interviews proposed candidates and selects the lead audit engagement partner. Pursuant to this process, the Audit Committee selected a new EY lead audit engagement partner beginning with our fiscal year 2025 audit.
The Audit Committee considers various factors in evaluating the performance, engagement and retention of the Company’s Independent Auditor, including, but not limited to:
•the Independent Auditor’s capability, depth of experience and expertise in handling the scope and complexity of the audit of our business operations, including knowledge of our operations and industry;
•the Independent Auditor’s independence and the adequacy of its policies and procedures to maintain independence, including mandatory lead partner rotation;
•the appropriateness of the Independent Auditor’s fees on both an absolute basis as well as compared to fees paid for services provided by other auditing firms to our peer companies, taking into account the size and complexity of the Company and the resources necessary to perform the audit;
•tenure as our Independent Auditor, including the benefits of its institutional knowledge of the Company and our history and familiarity with our business, which enhances the Independent Auditor’s audit efficiency and effectiveness and provides cost efficiencies;
•the quality and candor of the Independent Auditor’s communications with the Audit Committee and management;

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Audit Committee Matters
•the current level of service engagement, value and quality provided by the Independent Auditor, including input from management on its performance and how effectively the Independent Auditor demonstrated its independent judgment, objectivity and professional skepticism;
•the quality of insight demonstrated in the Independent Auditor’s review of our assessment of internal control over financial reporting and remediation of control deficiencies;
•external data on audit quality and performance, including recent Public Company Accounting Oversight Board reports on the Independent Auditor and its peer firms; and
•the potential impact, challenges and advisability of changing Independent Auditors, including the time and expense of transitioning to a new Independent Auditor.
The Audit Committee also considers the benefits of longer tenure in an Independent Auditor, which for EY include:
•Enhanced audit quality – EY’s significant institutional knowledge and deep expertise of our business, accounting policies and practices and internal control over financial reporting enhance audit quality.
•Competitive fees – Because of EY’s familiarity with the Company, audit and other fees are competitive with peer companies.
•Avoidance of costs associated with a new auditor – Engaging new independent auditors would be costly and require a significant time commitment, which could lead to management distractions.
The Audit Committee’s Consideration of Independence of Independent Registered Public Accounting Firm
The Audit Committee has reviewed the nature of the non-audit services provided by EY and has concluded that these services are compatible with maintaining the firm’s ability to serve as our independent registered public accounting firm. Additionally, as part of the Audit Committee’s overall review of EY, it is responsible for the selection of the auditor’s lead engagement partner in conjunction with the periodic, mandated rotation of the lead partner.
Independent Registered Public Accounting Firm’s Fees
The Audit Committee is responsible for approving the audit and permissible non-audit services provided by the Independent Auditor and the associated fees.
The following table presents fees billed for all professional services provided by the Independent Auditor for the audit of our consolidated financial statements for the years ended December 31, 2024 and 2023, and fees billed for other services rendered by the Independent Auditor during those periods.

Fee Category	Fiscal Year
	2024	2023
Audit fees(1)	$21,116,000	$18,522,000
Audit-related fees(2)	$2,889,000	$2,934,000
Tax fees(3)	$471,000	$510,000
All other fees(4)	$20,000	$21,000
Total:	$24,496,000	$21,987,000
(1)Audit fees consisted principally of fees for audit work performed on our consolidated financial statements, the audit of the effectiveness of our internal control over financial reporting as of each respective year-end, review of the quarterly financial statements, insurance statutory audits, other required audits, comfort letter procedures, review of registration statements and periodic reports filed with the SEC and other accounting and reporting consultation.
(2)Audit-related fees consisted principally of fees for review of service organization controls, regulatory examinations, employee benefit plan audits, due diligence and other audit-related services.
(3)Tax fees consisted principally of fees for tax compliance and tax advice.
(4)All other fees represent fees for advisory services related to certain corporate functions and accounting research tools.

2025 Proxy Statement	71

Audit Committee Matters
Audit Committee Pre-Approval Policy
The Audit Committee of the Board has adopted a policy concerning the pre-approval of audit and non-audit services. Pursuant to this policy, unless a type of service to be provided by the Independent Auditor was approved in connection with the audit engagement letter, such service must be pre-approved by the Audit Committee. In addition, the Audit Committee has delegated its authority to pre-approve engagements of up to a pre-established threshold to the Chair of the Audit Committee. The Chair reports any pre-approval decisions to the Audit Committee at the next regularly scheduled meeting of the Audit Committee. All services performed by the Independent Auditor were approved by the Audit Committee and/or pursuant to the Audit Committee pre-approval policy.
Audit Committee Report
The Audit Committee of the Board is composed of the five members set forth below. The Board has determined that each current member of the Audit Committee is an “independent director” and an “audit committee financial expert” as defined by the SEC. The Audit Committee operates under a written charter adopted by the Board, which details the responsibilities of the Audit Committee.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management is responsible for the Company’s financial statements and reporting process, including the system of internal controls, and has represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles. The Independent Auditor is responsible for performing an independent audit of the Company’s annual consolidated financial statements and expressing an opinion on the conformity of those audited consolidated financial statements with U.S. generally accepted accounting principles, as well as expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.
In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited consolidated financial statements with the Company’s management and the Independent Auditor. This review included a discussion of the quality and acceptability of the Company’s financial reporting and controls, including the clarity of disclosures in the consolidated financial statements. The Audit Committee also reviewed, and discussed with management and the Independent Auditor, management’s report and the Independent Auditor’s report and audit of the Company’s internal control over financial reporting.
The Audit Committee has discussed with the Independent Auditor the matters required to be discussed by the applicable rules of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC, including the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of the disclosures in the financial statements. In addition, the Audit Committee has received the written disclosures and the letter from the Independent Auditor required by applicable requirements of the PCAOB regarding communications with the Audit Committee concerning independence, and has discussed with the Independent Auditor its independence from the Company and its management.
The Audit Committee further discussed with the Company’s internal auditors and Independent Auditor the overall scope and plans for their respective audits. The Audit Committee meets periodically with the internal auditors and Independent Auditor, with and without management present, to discuss the results of their audits, their evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended, and the Board approved, the inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 as filed with the SEC.
Audit Committee
Ryan M. Schneider (Chair)
R. Kerry Clark
Antonio F. Neri
Lewis Hay, III
Deanna D. Strable

72

Shareholder Proposal

PROPOSAL 4 Shareholder Proposal Requesting Report on the Effectiveness of Diversity, Equity and Inclusion Efforts

We have been informed that John Chevedden and Laird Norton Family Foundation intend to introduce the resolution below at the Annual Meeting. The following shareholder proposal will be voted on at the Annual Meeting only if properly presented by or on behalf of the proponent. In accordance with SEC rules, the proposed shareholder resolution and supporting statement are printed verbatim from the proponents' submission.
Proposal 4 – Report on the Effectiveness of Diversity, Equity, and Inclusion Efforts
Resolved: The shareholders of Elevance Health, Inc. (“Elevance” or “Company”) request that the Company report on the effectiveness of diversity, equity, and inclusion efforts to create a workplace where all employees can contribute to the Company’s success. This disclosure should be done at reasonable expense, exclude proprietary information, and provide quantitative metrics for hiring, promotion, and retention rates of employees, including data by gender, race, and ethnicity.
Supporting Statement: Quantitative data is sought so investors can assess and compare the effectiveness of companies’ diversity, equity, and inclusion programs. It is advised that this content be provided through Elevance’s existing sustainability reporting infrastructure. A specific, independent report is not requested.
Whereas: Gender and racial discrimination are prohibited under the Civil Rights Act of 1964.
Research indicates that investors benefit from companies with more diverse management. As examples:
•McKinsey studies have consistently found that companies with higher diversity in corporate leadership are more likely to outperform peers on profitability. This includes a 39 percent greater likelihood of outperformance for companies in the top quartile for diverse executive teams, versus those in the bottom quartile.[1]
•Researchers from Whistle Stop Capital and As You Sow reviewed the manager diversity of over 1,600 companies. Statistically significant positive correlations were found for financial performance indicators, including: return on equity, return on invested capital, revenue growth, and, as illustrated above, share price performance. Researchers found that the positive relationship between management diversity and financial performance was particularly strong in the health care sector.[2]
•A 2024 meta-analysis found that companies with diversity and inclusion initiatives experience a range of benefits that include increased innovation, enhanced employee engagement and satisfaction, and improved decision-making.[3]
Companies need to protect their workplace against discrimination; and investors must have meaningful data to monitor their effectiveness in doing so. Unfortunately, studies have also shown that diverse employees face barriers in recruitment, hiring, and promotion.[4]
Elevance has not yet shared sufficient hiring, promotion, or retention data to assess whether it will be able to build, utilize, and maintain successful, diverse management teams. Between 2021 and 2024, there was a 263 percent increase in promotion rate disclosure, a 189 percent increase in hiring rate disclosure, and a 175 percent increase in retention rate disclosure.[5]

2025 Proxy Statement	73

Shareholder Proposal
Companies that release or have committed to release more diversity and inclusion data than Elevance include, but are not limited to: AmEx, Bank of America, Bank of New York Mellon, Baxter International, Biogen, CVS Health, Discover Financial Services, KKR, and Thermo Fisher Scientific.
[1]https://www.mckinsey.com/featured-insights/diversity-and-inclusion/diversity-matters-even-more-the-case-for-holistic-impact
[2]https://www.asyousow.org/report-page/workplace-diversity-and-financial-performance
[3]https://www.researchgate.net/publication/380115625_ENHANCING_ORGANIZATIONAL_PERFORMANCE_THROUGH_DIVERSITY_AND_INCLUSION_INITIATIVES_A_META-ANALYSIS
[4]https://www.bloomberg.com/opinion/features/2024-07-29/white-men-the-most-likely-to-get-hired-even-with-dei-findsresearch; https://mitsloan.mit.edu/ideas-made-to-matter/women-are-less-likely-men-to-be-promoted-heres-one-reason-why
[5]https://www.asyousow.org/our-work/social-justice/workplace-equity/
Recommendation
The Board recommends that shareholders vote AGAINST this proposal.
We already provide transparent and regular disclosures necessary to assess our workforce composition, practices and policies. The Board believes, therefore, that an additional report on the effectiveness of diversity, equity and inclusion efforts as requested by the proposal is unnecessary because it would not provide our shareholders with meaningful additional information, and its preparation would not be an appropriate use of Company resources. Accordingly, after careful consideration, the Board recommends that shareholders vote “AGAINST” this proposal for the following reasons:
We already provide shareholders and other stakeholders with significant data regarding the composition of our workforce.
Elevance Health publicly discloses significant workforce composition information for investors and other stakeholders. For example, we annually disclose our consolidated EEO-1 report data, a U.S. Department of Labor filing that contains prior year gender, racial and ethnic composition of our U.S. workforce by EEO-1 job category. We also include race and gender information for our board in our proxy statement, and we provide additional meaningful disclosure regarding the composition of our workforce in our annual Impact Report. We believe these disclosures already provide investors with necessary and appropriate information to determine the effectiveness of our workforce practices and policies.
Our U.S. workforce represents the diverse consumers and communities we serve.
Our workforce embodies a multitude of dimensions, including skills, experiences, age, tenure, gender, race, ethnicity, physical abilities and geographic location. Of our U.S, workforce, 77% are female and 50% are racially or ethnically diverse. Our Board of Directors is diverse in terms of background, expertise, age and tenure, and more than 70% of the directors are diverse based on gender, race and/or ethnicity.
Elevance Health has taken significant steps to cultivate and maintain a fair and inclusive workplace where all associates have the opportunity to succeed.
At Elevance Health, we believe that our workforce is our greatest asset, and we seek to attract, retain and nurture talent across all cultures, backgrounds, lifestyles and experiences. Our efforts focus on comprehensive opportunities for professional development and a robust benefits program. In our recruitment efforts, we focus on interviewing, and selecting the most qualified candidates.
We are also committed to providing our associates with the support, resources and opportunities for development needed to help them flourish. We accomplish this by providing comprehensive training and development programs and a commitment to our business resource groups ("BRGs"), which provide associates meaningful opportunities to connect, collaborate and grow. Over 20% of our U.S. workforce participates in one or more our nine BRGs. We also provide comprehensive training and development programs, focusing on professional growth and competency enhancement in the ever-evolving healthcare sector. These specialized programs promote a culture of continuous learning and career progression, equipping our associates with the necessary skills and knowledge to excel in their roles.

74

Shareholder Proposal
We are also committed to fair pay. We were in the first cohort of companies certified by the Fair Pay Workplace (“FPW”), an independent certification that takes a holistic approach to pay equity, partnering to design an annual pay equity action plan that includes a perpetual review of all positions, new hires and promotions to effect meaningful, measurable change. After partnering with and overseeing our review process examining pay equity for cash compensation, including base and short-term incentives, in December 2024, FPW again validated our analysis of our U.S. associate population, which found that pay for women is 99.2% of men, and pay for people of color is 99.8% of white associates, after taking into account neutral, job-related factors.
Through the work of the Board’s Compensation and Talent Committee, the Board provides effective and independent oversight of our programs and practices related to workforce inclusion.
As set forth in its charter, the Board’s Compensation and Talent Committee is responsible for monitoring our programs and policies related to workforce inclusion. In discharging its responsibility to provide independent and robust oversight, the Committee regularly reviews and discusses with management our talent acquisition and retention, including our workforce inclusion efforts.
Conclusion
We believe that our existing transparent and regular disclosures of our workforce composition, practices and policies already provide meaningful information to investors. Therefore, the Board believes that adoption and implementation of this proposal to provide a report on the effectiveness of diversity, equity and inclusion efforts is unnecessary and not in the best interests of the Company and our shareholders.

For the reasons described above, the Board of Directors unanimously recommends a vote AGAINST this shareholder proposal.

2025 Proxy Statement	75

Security Ownership of Certain Beneficial Owners and Management
Stock Held by 5% or More Beneficial Owners
The following table and notes provide information about each person known by us to own beneficially more than five percent of our common stock as of December 31, 2024, according to reports filed with the SEC by these beneficial owners.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

The Vanguard Group(1) 100 Vanguard Boulevard Malvern, PA 19355	21,227,022	9.0%

BlackRock, Inc.(2) 50 Hudson Yards New York, NY 10001	21,044,185	9.0%

(1)Information based solely on a Schedule 13G/A filed with the SEC on February 13, 2024, by The Vanguard Group (“Vanguard”), a registered investment advisor. Vanguard has (a) sole power to dispose or direct the disposition of 20,220,370 shares of our common stock; (b) shared power to dispose or direct the disposition of 1,006,652 shares of our common stock; and (c) shared power to vote or direct the vote of 306,121 shares of our common stock.
(2)Information based solely on a Schedule 13G/A filed with the SEC on February 12, 2024, by BlackRock, Inc. (“BlackRock”), a parent holding company or control person. BlackRock has (a) sole power to dispose or direct the disposition of 21,044,185 shares of our common stock; and (b) sole power to vote or direct the vote of 18,956,651 shares of our common stock.
Stock Held by Directors, Nominees and Executive Officers
The following table sets forth the number of shares of our common stock beneficially owned as of February 1, 2025, by:
•each of our directors or nominees,
•each of our NEOs, and
•all current directors and executive officers as a group.

76

Security Ownership of Certain Beneficial Owners and Management
Except as otherwise indicated below, each individual directly owns the shares indicated and has sole investment and sole voting power. As of February 1, 2025, 238,430,367 shares of our common stock were issued and outstanding. None of the directors or NEOs individually, or current directors and executive officers as a group, beneficially owned more than 1% of the total number of shares of our common stock outstanding as of February 1, 2025.

Name	Shares Owned(1)		Shares Supplementally Owned(2)	Total Number of Shares Beneficially Owned
R. Kerry Clark	—		9,039	9,039
Susan D. DeVore	—		1,701	1,701
Robert L. Dixon, Jr.	7,244		2,477	9,721
Lewis Hay, III	—		10,906	10,906
Bahija Jallal	753		3,434	4,187
Antonio F. Neri	1,847		2,477	4,324
Ramiro G. Peru	6,267		2,477	8,744
Ryan M. Schneider	3,522		2,477	5,999
Deanna D. Strable	—		1,045	1,045
Elizabeth E. Tallett	—		10,291	10,291
Gail K. Boudreaux	365,785	(3)	23,931	389,716
Mark Kaye	10,194		918	11,112
Peter D. Haytaian	98,265		6,517	104,782
Morgan Kendrick	26,340		5,725	32,065
Felicia F. Norwood	78,203		6,517	84,720
Other Executive Officers	2,255		1,085	3,340
All directors and executive officers as a group as of February 1, 2025 (16 persons)	600,675		91,017	691,692
(1)Includes common stock and the following shares that may be purchased pursuant to stock options that are currently exercisable or exercisable within 60 days of February 1, 2025: Ms. Boudreaux — 255,778; Mr. Kaye - 6,236; Mr. Haytaian — 81,900; Mr. Kendrick - 21,204; Ms. Norwood — 55,571; and 422,944 for all current directors and executive officers as a group.
(2)For directors, other than Ms. Boudreaux, this number represents the number of deferred shares which will be converted into common stock upon the lapse of the deferral period, and are considered owned under our stock ownership guidelines for directors. For executive officers, this number includes the following unvested RSUs that vest within 60 days of February 1, 2025: Ms. Boudreaux — 8,344; Mr. Kaye - 918; Mr. Haytaian — 2,304; Mr. Kendrick - 2,039; Ms. Norwood — 2,304 and 16,994 for all current executive officers as a group; and the following unvested PSUs that vest within 60 days of February 1, 2025: Ms. Boudreaux — 15,587; Mr. Haytaian — 4,213; Mr. Kendrick - 3,686; Ms. Norwood - 4,213; and 27,699 for all current executive officers as a group.
(3)Includes 60 shares held in a revocable trust of which Ms. Boudreaux’s spouse is the trustee.
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and holders of more than 10% of our common stock to file with the SEC reports of ownership and changes in ownership. Based on a review of such reports and written representations from our reporting persons, we believe that all such reports were timely filed, except for one Form 4 for Mr. Blair Todt, a former executive officer, reporting the withholding of 1,127 shares of common stock upon the vesting of previously granted PSUs to cover his tax liability, which was filed late due to an administrative error.

2025 Proxy Statement	77

Information on Voting and the Annual Meeting
Voting and Meeting Information
Record Date and Quorum
At the close of business on March 17, 2025, the record date for the Annual Meeting, there were 226,386,925 shares of our common stock outstanding and entitled to vote at the Annual Meeting.
In order for business to be conducted at the Annual Meeting, 25% of the votes entitled to be cast on a matter, represented in person or by proxy, must be present.
Vote Required
You have one vote for each share held. Shares of our common stock represented by properly executed proxies will be voted at the Annual Meeting in accordance with the choices indicated on the proxy. Abstentions on a specific proposal will be counted as present for purposes of determining whether a quorum is present at the Annual Meeting.
If you provide specific voting instructions, your shares will be voted as you instruct. If you sign, date and return your proxy card, but do not provide instructions, your shares will be voted:
•FOR Proposal 1 — election of each director nominee
•FOR Proposal 2 — advisory vote to approve the compensation of our Named Executive Officers
•FOR Proposal 3 — ratification of the appointment of our independent registered public accounting firm for 2025
•AGAINST Proposal 4 — shareholder proposal requesting report on the effectiveness of Diversity, Equity and Inclusion efforts
Each proposal will be approved if it receives more votes “for” than “against.” For the election of directors, the number of shares voted “for” a director nominee must exceed the number of shares voted “against” such nominee. If any nominee for director is unable or unwilling to accept the nomination or election, then the proxies may nominate such other person as director as they may determine in their discretion, in which event the shares will be voted for such other person. Alternatively, the Board may decide to reduce the number of directors constituting the full Board.
Abstentions will have no effect on the outcome of any proposal. If your shares of our common stock are held in street name, and you do not provide your broker with voting instructions, your broker has the discretion to vote your shares for or against Proposal 3, the ratification of the appointment of our independent registered public accounting firm for 2025, and not any of the other proposals. If your broker does not have discretion to vote your common stock without your instructions, this is referred to as a “broker non-vote.” Broker non-votes will not be considered as votes cast on, and will have no effect on the outcome of, the remaining proposals.
Shareholders
Shares of our common stock may be held directly in your own name or may be held beneficially through a broker, bank or other nominee in street name.
Shareholder of Record — If your shares are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered the shareholder of record, and we are providing proxy materials directly to you.
Beneficial Owner — If your shares are held in a brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares (in “street name”), and you have been provided proxy materials from your broker, bank or other nominee who is considered the shareholder of record. As the beneficial owner, you have the right to direct the broker, bank or nominee on how to vote your shares and are also invited to attend the Annual Meeting. Your broker, bank or nominee is obligated to provide you with a voting instruction form for you to use.
Associate Shareholder — If you participate in the 401(k) Plan or Puerto Rico Retirement Plan and you are invested in our common stock fund (the “Elevance Health Stock Fund”), you may give voting instructions by mail, telephone, online or by smartphone on or before May 9, 2025 at 11:59 p.m. Eastern Time (the “401(k) Voting Deadline”) as set forth under “Voting”

78

Information on Voting and the Annual Meeting
below for the shares of our common stock that are allocated to your account. You will not be able to vote shares held in that account at the Annual Meeting. Fidelity Management Trust Company (“Fidelity”), the 401(k) Plan trustee (and, for the Puerto Rico Retirement Plan, on behalf of that plan's trustee, Oriental Bank), will vote such shares in accordance with your instructions received by the 401(k) Voting Deadline. Your voting instructions will be kept confidential by Fidelity. If you do not send voting instructions by the 401(k) Voting Deadline, Newport Trust Company (“Newport Trust”), our appointed independent fiduciary and investment manager for the Elevance Health Stock Fund in both plans, will direct Fidelity to vote the number of shares allocated to your account as recommended by the Board in this Proxy Statement, subject to the exercise of Newport Trust’s fiduciary duties.
Voting
Whether or not you plan to participate in the Annual Meeting, we urge you to vote in advance of the meeting. Please refer to the instructions below and in the Notice of Internet Availability of Proxy Materials (the “E-Proxy Notice”). If you are an associate participating in the 401(k) Plan or Puerto Rico Retirement Plan, please see the instructions and 401(k) Voting Deadline above under “Shareholders— Associate Shareholder.” If you vote online, by telephone or by smartphone, you do not need to return a proxy card or voting instruction form.

Online
If you are a shareholder of record, you may vote online at www.envisionreports.com/elv. You will need to have the E-Proxy Notice or, if you received a printed copy of the proxy materials, your proxy card, available when voting. If you are a beneficial owner, you may vote online at www.proxyvote.com.

Telephone	If you are a shareholder of record, you may vote by telephone by calling (800) 652-8683. If you are a beneficial owner, please vote by using the telephone number that is shown on your voting instruction form. You will need to have your E-Proxy Notice or, if you received a printed copy of the proxy materials, your proxy card or voting instruction form, available when voting.

Mail	If you received a printed copy of our proxy materials, you may vote by signing and dating your proxy card or voting instruction form and mailing it in the enclosed postage-prepaid envelope.

Smartphone	If you are a shareholder of record, you may vote by scanning the QR code located on your proxy card, E-Proxy Notice or voting instruction form to vote with your smartphone.

Online during the Annual Meeting
If you have already voted your shares through one of the methods outlined above, there is no need to vote those shares during the meeting. If you have not voted your shares prior to the meeting as outlined above, shareholders of record may vote during the meeting by logging in to the live audio webcast with your control number located on your proxy card, voting instruction form or E-Proxy Notice. Beneficial owners may also register in advance to vote at the Annual Meeting by contacting your bank, broker or nominee, requesting a legal proxy and registering no later than 5:00 p.m., Eastern Time, on May 9, 2025. If you choose to request a legal proxy, any previous vote will be revoked, and you will need to revote at the Annual Meeting.

Changing Your Vote — You may revoke your proxy at any time prior to the Annual Meeting; provided, however, that any revocation by Elevance Health Stock Fund participants must be received by the 401(k) Voting Deadline. If you provide more than one proxy, the proxy having the latest date will revoke any earlier proxy.
Internet Availability of Proxy Materials
We primarily distribute proxy materials to our shareholders via the internet under the SEC’s “Notice and Access” rules to reduce production and mailing costs and help preserve environmental resources. On or about March 28, 2025, we mailed a printed copy of our proxy materials to our shareholders who had requested them and mailed the E-Proxy Notice to our other shareholders. The E-Proxy Notice contains instructions on how to view all proxy materials and vote. If you received an E-Proxy Notice, you will not receive a printed copy of our proxy materials unless you specifically request one. If you received the E-Proxy Notice and prefer to receive proxy materials by regular mail or email, follow the instructions in the E-Proxy Notice for making this request, and the materials will be sent promptly to you via the preferred method.

2025 Proxy Statement	79

Information on Voting and the Annual Meeting
Voluntary Electronic Delivery of Proxy Materials
We encourage shareholders to elect to receive all proxy materials, including the E-Proxy Notice, electronically. This gives you fast and convenient access to your proxy materials, reduces our impact on the environment and reduces printing and mailing costs.
•If you are a shareholder of record, please visit www.envisionreports.com/elv to enroll in e-delivery. You may also log in to your Computershare Investor Center account at any time to enroll in e-delivery.
•If you are a beneficial owner, please visit www.proxyvote.com to enroll in e-delivery or contact your broker, bank or other nominee.
Inspector of Election
Computershare Trust Company, N.A. has been appointed Inspector of Election for the Annual Meeting. The Inspector of Election will determine the number of shares outstanding, the shares represented at the Annual Meeting, the existence of a quorum and the validity of proxies and ballots and will count all votes and ballots.
Confidentiality of Votes
The vote of each shareholder is held in confidence, except (a) as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company; (b) if there is a contested proxy solicitation; (c) if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management; or (d) as necessary to allow the Inspector of Election to resolve any dispute about the authenticity or accuracy of a proxy card, consent, ballot, authorization or vote and to allow the Inspector of Election to certify the results of the vote.
Householding
Shareholders who share the same address may receive only one copy of the E-Proxy Notice or other proxy materials unless we receive other instructions. If you are a shareholder of record and would prefer to receive multiple copies of the E-Proxy Notice or other proxy materials at the same address, or otherwise make a change in your delivery preferences, you may contact our transfer agent at Computershare, P.O. Box 43078, Providence, Rhode Island, 02940-3078; toll-free (866) 299-9628; or https://www.computershare.com. You may also contact our Corporate Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204 or by telephone at (800) 985-0999 for additional copies. If you are a beneficial owner, please contact your broker, bank or other nominee for assistance.
Additional Information
Our Board has not received notice of any, and knows of no, matters other than those described in the attached Notice of Annual Meeting of Shareholders, which are to be brought before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the persons named as proxies to vote such proxy in accordance with their judgment on such matters.
Our Form 10-K (including consolidated financial statements) is available on our website at  https://ir.elevancehealth.com/financials/. We will also provide a hard copy of this document to shareholders free of charge upon request to: Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204, Attention: Corporate Secretary.

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Information on Voting and the Annual Meeting
Attending the Annual Meeting
The Annual Meeting will be held in a virtual format, via live audio webcast. You will not be able to physically attend the Annual Meeting. Only shareholders as of the close of business on the Record Date of March 17, 2025 may participate in the Annual Meeting as a shareholder, with the right to vote and submit questions.

Virtual Annual Meeting Via Live Webcast
Meeting Date and Time: Wednesday, May 14, 2025 at 8:00 a.m. Eastern Time
Meeting Access: https://meetnow.global/M7G4Q92
The audio webcast is compatible with all common web browsers and may be viewed on mobile devices. Online access to the webcast will open 15 minutes prior to the start of the Annual Meeting to allow time to log in and test your device’s audio system. We encourage you to access the meeting in advance of the designated start time.
We have designed the Annual Meeting live webcast to provide shareholders the opportunity to participate virtually to facilitate shareholder attendance and provide a consistent experience to all shareholders, regardless of location.

How to Participate in the Annual Meeting as a Shareholder
To log in to the webcast as a shareholder, visit the meeting access link and provide your control number from your E-Proxy Notice, proxy card, voting instruction form or email you received as your login.
Alternatively, if you are a beneficial owner, you may register in advance by contacting your bank, broker, or other nominee and requesting a legal proxy. You must submit the legal proxy along with your name and email address to Computershare at legalproxy@computershare.com. Requests for registration must be labeled “Legal Proxy” in the subject line and be received no later than 5:00 p.m., Eastern Time, on May 9, 2025. You will receive a confirmation email from Computershare of your registration with a control number that may be used to join the Annual Meeting as a shareholder.

How to Participate in the Annual Meeting as a Guest Without a Control Number	You may attend the Annual Meeting by logging in to the webcast as a guest without a control number. If you attend as a guest, you will not have the option to vote or submit questions during the meeting.

How to Participate Without Internet Access
If you do not have internet access and want to listen to the Annual Meeting, please contact Elevance Health Shareholder Services at shareholder.services@elevancehealth.com or call (800) 985-0999 by May 12, 2025 for alternative access instructions. You will not be able to vote your shares during the meeting.

Agenda and Rules of Conduct	The meeting agenda and rules of conduct and procedures will be posted to the Annual Meeting site and be available to shareholders and guests.

Technical Difficulties and General Questions about the Annual Meeting
For technical difficulties logging into the Annual Meeting, please see the information that is located at the Annual Meeting website, or call: (888) 724-2416 for assistance. If we experience technical difficulties during the Annual Meeting (e.g., a temporary or prolonged power outage), our Chair will determine whether the meeting can be promptly reconvened (if the technical difficulty is temporary) or whether the meeting will need to be reconvened on a later day (if the technical difficulty is more prolonged). In any situation, we will promptly notify shareholders of the decision via https://ir.elevancehealth.com/investors.
For general questions about the Annual Meeting, email Elevance Health Shareholder Services at shareholder.services@elevancehealth.com or call (800) 985-0999.

2025 Proxy Statement	81

Information on Voting and the Annual Meeting
Submitting Questions during the Annual Meeting
If a shareholder wishes to address the Annual Meeting with respect to one of the matters in the agenda to be voted on at the meeting, such comment or question can be submitted during the meeting, at or before the time the matter is before the meeting for consideration. Only shareholders, or their proxy holders, who provide a valid control number are permitted to submit questions while participating in the Annual Meeting. After logging into the live webcast as a shareholder, click on the “Q & A” messages icon to submit a question or comment. The Chair of the Board, or his designee, will address appropriate comments or questions related to agenda matters.
If a shareholder wishes to ask a question after the formal business portion of the Annual Meeting during the question and answer session, such question can be submitted at any time during the meeting. To allow us to answer questions from as many shareholders as possible, we will limit each shareholder to one question. Please ensure questions are concise and cover only one topic per question. We do not intend to address questions with inappropriate language, which are derogatory, or those regarding topics which are not pertinent to the meeting or the conduct of the Company’s operations. Questions from multiple shareholders on the same topic or that are otherwise related may be grouped, summarized and answered together.
Cost of Solicitation
We will bear the cost of the solicitation of proxies and have engaged Alliance Advisors, LLC to assist in the solicitation of proxies. Alliance Advisors, LLC will receive a fee of approximately $14,000 plus reasonable out-of-pocket expenses for this work. We also will reimburse banks, brokers or other custodians, nominees and fiduciaries for their expenses in forwarding the proxy materials to beneficial owners and seeking instruction with respect thereto. In addition, our directors, officers or other associates, without additional compensation, may solicit proxies from shareholders in person, by telephone, or by email or other electronic means of communication.
Shareholder Proposals and Nominations for Next Year’s Annual Meeting
Shareholder Proposals and Nominations for Inclusion in Our Proxy Materials — Pursuant to SEC Rule 14a-8, shareholder proposals for inclusion in our proxy materials for the 2026 Annual Meeting of Shareholders must be received by our Corporate Secretary at Elevance Health, 220 Virginia Avenue, Indianapolis, Indiana 46204, no later than November 28, 2025. Such proposals need to comply with SEC regulations regarding the inclusion of shareholder proposals in our sponsored proxy materials.
Our Bylaws provide that a shareholder, or group of up to 20 shareholders, owning continuously for at least three years shares of our common stock representing an aggregate of at least 3% of our outstanding shares, can nominate and include in our proxy materials director nominees constituting up to the greater of 20% of our Board or two individuals, provided that the shareholder(s) and nominee(s) satisfy the requirements in our Bylaws. Any proxy access nominees serving on the Board and who will continue serving on the Board after the applicable Annual Meeting of Shareholders count toward the maximum number of nominees. To be timely, notice of proxy access director nominees must be delivered by the close of business to our Corporate Secretary at the address listed above not less than 90 nor more than 150 days prior to the first anniversary of the date the definitive Proxy Statement was first sent to shareholders in connection with the preceding year’s Annual Meeting of Shareholders. For the 2026 Annual Meeting of Shareholders, notice of proxy access director nominees must be received no earlier than October 29, 2025 and no later than December 28, 2025. In the event the Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the previous year’s Annual Meeting of Shareholders, or if no Annual Meeting of Shareholders was held in the preceding year, notice of proxy access director nominees must be delivered no earlier than the close of business on the 150th day prior to such Annual Meeting of Shareholders and not later than the close of business on the 90th day prior to such Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made.

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Information on Voting and the Annual Meeting
Other Shareholder Proposals and Nominations — Our Bylaws also establish an advance notice procedure relating to director nominations and shareholder proposals that are not submitted for inclusion in the Proxy Statement, but that the shareholder instead wishes to present directly at the Annual Meeting of Shareholders. To be properly brought before the 2026 Annual Meeting of Shareholders, the shareholder must give timely written notice of the nomination or proposal to our Corporate Secretary along with the representations, documentation and other information required by our Bylaws. To be timely, a shareholder’s notice must be delivered to our Corporate Secretary at the address listed above not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s Annual Meeting of Shareholders. For the 2026 Annual Meeting of Shareholders, such notice must be delivered no earlier than January 14, 2026 and no later than February 13, 2026. In the event that the date of the Annual Meeting of Shareholders is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, notice by the shareholder must be delivered not earlier than the 120th day prior to such Annual Meeting of Shareholders and not later than the close of business on the later of the 90th day prior to such Annual Meeting of Shareholders or the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain specified information about each nominee or the proposed business and the shareholder making the nomination or proposal. The number of nominees a shareholder may nominate for election at an annual or special meeting of shareholders may not exceed the number of directors to be elected at such meeting.
In addition to satisfying the foregoing requirements under our Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 16, 2026. Votes for any nominee who does not comply with the Bylaws or the requirements of Rule 14a-19 will be disregarded.
Copy of Bylaw Provisions — The specific requirements of these advance notice and eligibility provisions are set forth in Sections 1.5, 1.6 and 1.16 of our Bylaws. Our Bylaws are available on our website at https://ir.elevancehealth.com/corporate-governance/governance-documents/.
Incorporation by Reference
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that may incorporate future filings (including this Proxy Statement, in whole or in part), the sections of this Proxy Statement entitled “Audit Committee Report” and “Compensation and Talent Committee Report” do not constitute soliciting material and should not be deemed filed with the SEC or incorporated by reference in any such filings.
The information on, or accessible through, our website, www.elevancehealth.com is not, and should not be deemed to be, a part of this Proxy Statement.
By Order of the Board of Directors,
Kathleen S. Kiefer
Chief Governance Officer & Corporate Secretary

2025 Proxy Statement	83

Annex A – Elevance Health, Inc. GAAP Reconciliation
(Unaudited)
We have referenced “Adjusted Shareholders' Net Income,” “Adjusted Shareholders' Earnings Per Diluted Share” and "Operating Gain", which are non-GAAP measures, in this document. These non-GAAP measures are not intended to be alternatives to any measure calculated in accordance with GAAP; rather, they are intended to aid investors in understanding and analyzing our core operating results and comparing our financial results. The table below reconciles these measures, as reported, to the most directly comparable measure calculated in accordance with GAAP. Net adjustment items per share may not sum due to rounding.

(In millions, except per share data)	Year Ended December 31, 2024	Year Ended December 31, 2023	Year Ended December 31, 2022
Shareholders’ net income - As reported	$5,980	$5,987	$6,025
Impact of Adoption of Accounting Standards Update 2018-12	—	—	$(131)
Shareholders’ net income - Recast	$5,980	$5,987	$5,894
Add / (Subtract):
Litigation and settlement expenses	692	(2)	(32)
Amortization of other intangible assets	580	885	767
Net losses on financial instruments	445	694	550
Business dispositions and related items	281	—	—
Business optimization charges	268	719	39
Transaction and integration related costs	224	213	72
Gain on sale of business	(201)	—	—
Tax impact of non-GAAP adjustments	(575)	(628)	(363)
Net adjustment items	1,714	1,881	1,033
Adjusted shareholders’ net income	$7,694	$7,868	$6,927

Shareholders’ earnings per diluted share - As reported	$25.68	$25.22	$24.81
Impact of Adoption of Accounting Standards Update 2018-12	—	—	(0.53)
Shareholders’ earnings per diluted share - Recast	$25.68	$25.22	$24.28
Add / (Subtract):
Litigation and settlement expenses	2.97	(0.01)	(0.13)
Amortization of other intangible assets	2.49	3.73	3.16
Net losses on financial instruments	1.91	2.92	2.27
Business dispositions and related items	1.21	—	—
Business optimization charges	1.15	3.03	0.16
Transaction and integration related costs	0.96	0.90	0.30
Gain on sale of business	(0.86)	—	—
Tax impact of non-GAAP adjustments	(2.47)	(2.65)	(1.50)
Net adjustment items	7.36	7.92	4.25
Adjusted shareholders’ earnings per diluted share	$33.04	$33.14	$28.53

Income before income tax expense	$7,904	$7,715	$7,600
Net investment income	(2,051)	(1,825)	(1,485)
Gain on sale of business	(201)	—	—
Net losses on financial instruments	445	694	550
Interest expense	1,185	1,030	851
Amortization of other intangible assets	580	885	767
Reportable segments operating gain	$7,862	$8,499	$8,283

84

Corporate Impact Recognitions & Ratings

We were named to the 2024 Dow Jones Best in Class North America and World Indices for the seventh consecutive year, ranking first in North America for the Healthcare Providers and Services sector	We were included in the JUST 100 list for a seventh consecutive year, ranking first among healthcare providers in the Environment and Shareholders & Governance categories	We were included in Fortune’s 2024 “100 Best Companies to Work For” list, achieving a top three ranking in the large company category for Best Workplaces in Healthcare

We were included in the FTSE4Good Index Series (FTSE Russell), 2018 – 2024	We were included in USA TODAY's America's Climate Leaders list for 2024 (Ranked 6th out of 400 companies)	For the fifth year in a row, we earned the Great Place to Work certification in 2024

We were recognized as one of the World’s Most Admired Companies by Fortune Magazine, 2018 – 2025	We were recognized as a Military Friendly Employer, 2010 – 2025	We were recognized in Disability:IN's 2024 list as being one of the Best Places to Work, achieving a score of 100 on the Disability Equity Index

We have a perfect 1/1/1 QualityScore from Institutional Shareholder Services (ISS), ranking first in the managed healthcare sector (as of Jan. 2025)	We were named a 2025 ESG Industry Top-Rated company by Sustainalytics, ranking first in managed healthcare and fourth out of nearly 600 companies in healthcare (as of Jan. 2025)	We are a top-rated company by MSCI in the healthcare providers and services sector (as of Jan. 2025)

Elevance Health℠
220 Virginia Avenue
Indianapolis, IN 46204
www.elevancehealth.com

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Elevance Health

VOTE

ENDORSEMENT_LINE______________ SACKPACK_____________

MR A SAMPLE
DESIGNATION (IF ANY)
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C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

If you hold shares in our 401(k) Plan or Puerto Rico Retirement Plan Elevance Health Stock Fund, votes submitted must be received by 11:59 p.m., Eastern Time, on May 9, 2025.

Online
Go to **www.envisionreports.com/elv** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683)

Save paper, time and money!
Sign up for electronic delivery at www.envisionreports.com/elv

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas.

2025 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Susan D. DeVore	☐	☐	☐
02 - Bahija Jallal	☐	☐	☐
03 - Ryan M. Schneider	☐	☐	☐

B Management Proposals — The Board of Directors recommends a vote FOR Proposals 2 and 3.

Proposal	For	Against	Abstain
2. Advisory vote to approve the compensation of our named executive officers.	☐	☐	☐
3. To ratify the appointment of Ernst & Young LLP as the independent registered public accounting firm for 2025.	☐	☐	☐

C Shareholder Proposal — The Board of Directors recommends a vote AGAINST Proposal 4.

Proposal	For	Against	Abstain
4. Shareholder proposal requesting report on the effectiveness of Diversity, Equity and Inclusion efforts.	☐	☐	☐

D Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
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0438FD

2025 Annual Meeting of Elevance Health Shareholders

The Annual Meeting of Shareholders will be held in a virtual format only, via live audio webcast. Shareholders who participate in the virtual Annual Meeting of Shareholders may vote, submit questions and view the list of our shareholders of record during the Annual Meeting of Shareholders.

To log in to the webcast as a shareholder of record or an associate shareholder, visit the meeting access link, click "Join Meeting Now" and provide your control number from the reverse side of this Proxy Card. You will be asked to accept Computershare's Terms and Conditions.

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at **www.envisionreports.com/elv**

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

Elevance Health Proxy Voting Instructions for Annual Meeting of Shareholders

+

Proxy Solicited by the Board of Directors for the Annual Meeting of Shareholders on May 14, 2025

Your shares of stock will be voted as you specify. If you sign and date your proxy card, but do not provide instructions, your shares of stock will be voted FOR each of the nominees set forth in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposal 4.

By signing this PROXY, you revoke all prior proxies and appoint Mark Kaye and Kathleen S. Kiefer, or any of them, as proxies, with the power to appoint substitutes, to vote your shares of stock of Elevance Health that you would be entitled to cast if personally present at the Annual Meeting of Shareholders, and all adjournments or postponements of the meeting, on the matters shown on the reverse side of this card and, in their judgment and discretion, on such other business as may properly come before the meeting.

Your voice is important. You are strongly encouraged to vote your proxy online, by smartphone or by telephone in accordance with the instructions on the reverse side. However, if you wish to vote by mail, just complete, sign and date the reverse side of this card, and return in the enclosed envelope. If you wish to vote in accordance with the Board of Directors' recommendations, you need not mark the voting boxes, only return a signed card. If you do not sign and return a proxy, submit a proxy by telephone, through the internet or by smartphone, or participate in the meeting and vote by ballot, shares that you own directly cannot be voted.

Electronic distribution of proxy materials saves time, postage and printing costs, and is environmentally friendly. For electronic distribution of proxy materials in the future, log on to **www.envisionreports.com/elv.**

(Items to be voted appear on reverse side)

E Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.

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